SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X|      Preliminary Information Statement
| | Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2))
| |      Definitive Information Statement

                             RJV NETWORK, INC.
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                  (Name of Company as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

| |      No fee required.
| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
(1)      Title of each class of securities to which transaction applies:
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(2)      Aggregate number of securities to which transaction apply:
---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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(4)      Proposed maximum aggregate value of transaction: $
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(5)      Total fee paid: $
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|X|      Fee paid previously with preliminary materials:
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|X|      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting Fee was paid previously. Identify the previous filing by Registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: $155.33
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(2)      Form, schedule or registration statement no.: Schedule 14A -
         Amendment #2
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(3)      Filing party: Registrant
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(4)      Date filed: March 19, 2003
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



                               RJV NETWORK, INC.

                        10655 NE 4th Street, Suite 300
                          Bellevue, Washington 98004

                               April 30, 2003

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

Dear Shareholders:

         This Information Statement is first being furnished on or about May 1, 2003 to Stockholders of record as of the close of business on April 23, 2003 (the "Record Date") of the common stock, $0.000013 par value per share (the "Common Stock") of RJV Network, Inc.("RJV" or the "Company") in connection with the following (the "Actions"). On April 28, 2003, the following Actions were approved by way of written consent by holders of a majority of RJV's outstanding voting stock. Written consent was provided in lieu of a meeting of the stockholders, therefore no meeting to vote on these Actions will be held.

         1. Approval of the Acquisition Agreement and Plan of Reorganization dated January 1, 2003 by and among RJV, on the one hand, and Bio Kinetix Research, Inc. an Alberta corporation ("BIO KIN"), and the shareholders of BIO KIN, on the other hand (the "Acquisition Agreement") and each of the related transactions, whereby RJV will acquire, and hold as a wholly owned subsidiary, BIO KIN (the "Acquisition") on the terms and conditions set forth in the Acquisition Agreement, a copy of which is attached to this Information Statement as Exhibit A. The Acquisition Agreement calls for the issuance of one share of RJV common stock, par value $0.000013 per share in exchange for each one share of the issued and outstanding common stock, no par value, of BIO KIN;

         2. Approval of the change in the name ("Name Change") of the Company to "ProtoKinetix, Inc." The name change will provide association of the post-merger company with the name of its primary business subsidiary. The Name Change will require an amendment to the Company's Articles of Incorporation;

         3. The election of Dr. John Todd, Mike Muzylowski, R. L. (Dick) Richards, and Fred Whittaker as the new directors of the Company; and

         4. Approval of a covenant not to perform a reverse stock split of the Company's stock without 100% shareholder approval for a period of two years from the date of the Acquisition (the "Two Year Covenant").

         The Board of Directors has previously unanimously approved, and a majority of the Stockholders (the "Consenting Stockholders") representing not less than 9,375,000 shares or 62.1% of the 15,093,750 shares outstanding of the Common Stock as of the Record Date have consented in writing to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Nevada Revised Statutes and RJV's By-Laws to approve the Action. Accordingly, the Action will not be submitted to the other Stockholders of RJV for a vote and this Information Statement is being furnished to Stockholders to provide them with certain information concerning the Action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C.

         RJV will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. RJV will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of RJV's Common Stock.

         The principal executive office of RJV is 10655 NE 4th Street, Suite 300, Bellevue, WA 98004.

This information statement is being furnished to all holders of the common stock of the Company in connection with the Actions by Written Consent and to amend the Company's Articles of Incorporation.

                                    By Order of the Board of Directors

                                    /s/ Edward Velton
                                    -----------------
                                        Edward Velton, President, Chairman

Bellevue, Washington
April 30, 2003

                                     ITEM 1.
                                     -------

                              INFORMATION STATEMENT
                              ---------------------

This information statement is being furnished to all holders of the common stock of RJV Network, Inc., Inc., a Nevada Corporation ("RJV" or "Company"), in connection with resolutions of the Board of Directors and the written consent of stockholders of in excess of 62% of the common stock of RJV providing approval of the Actions listed above as related to the acquisition of BioKinetix, Inc. and the resultant amendment to RJV's Articles of Incorporation to change the name of the Company to "ProtoKinetix, Inc." These actions are being taken to facilitate and reflect a change in the business operations of the Company.

The Board of Directors and a person owning the majority of the outstanding voting securities of the Company have unanimously adopted, ratified and approved the resolution to effect the Actions set forth above. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Acquisition will become effective and the Amendment to the Articles of Incorporation will be filed and are expected to become effective on or about May 21, 2003, or a date at least 20 days after mailing of this Information Statement to the stockholders as of the Record Date.

The Company's periodic and other filings with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web-site at www.sec.gov in the Edgar Archives. RJV is presently "current" in the filing of all reports required to be filed by it.

                         DISSENTER'S RIGHTS OF APPRAISAL
                         -------------------------------

The Nevada Revised Statutes ("the Nevada Law") do not provide for dissenter's rights of appraisal in connection with the Actions.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                 -----------------------------------------------

The Board of Directors has fixed the close of business on April 23, 2003 as the record date for the determination of the common shareholders entitled to notice of proposed Actions by written consent.

At the record date, the Company had outstanding 15,093,750 shares of $0.000013 par value common stock. The Company's President and principal shareholder, Edward Velton, owns or controls in the aggregate greater than 62% of the issued and outstanding shares of Common Stock on the Record Date, Edward Velton has signed a Consent to the taking of these Actions. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

              SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS
                         AND FIVE PERCENT STOCKHOLDERS
                         -----------------------------

The following table sets forth information about the beneficial ownership of the Company's Common Stock, as of April 28, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:

                                     Common Stock
Name and Position                Shares       Percent       Security
-----------------                ------       -------       --------
Edward Velton                 9,375,000         62.1%        Common
15147 SE 46th Way
Bellevue, WA 98006

Rune Harkestad                        0          0.0%        N/A
10655 NE 4th Street
Bellevue, WA 98004

Michael McKinistry                    0          0.0%        N/A
9106 NE 141st Place
Bothell, WA 98001

Total held by officers and
Directors as a group
(3 individuals)               9,375,000        62.1%
                              ---------        -----

As previously stated, the Acquisition provides for the cancellation of certain shares held by the founder of RJV and the issuance of 16,000,000 new shares to be issued in exchange for the issued and outstanding shares of BIO KIN. The following table shows the number of common shares that will be issued and outstanding subsequent to the completion of the Acquisition.

Shareholder                               # of Shares
                                         Post-Acquisition
-----------                              ----------------
Edward Velton                                   20,000
  (Former President)

Other Shareholders (1)                       5,718,750

BioCurex Inc. (4)                              600,000

InNexus Corp. (2)                            1,600,000

Beglend Corp. (5)                           10,800,000

Dr. John Todd (3)                            1,000,000

Susan Minchin                                1,000,000

Linda Young                                  1,000,000
                                            ----------
Total                                       21,738,750
                                            ----------

1. Approximately 60 "non-affiliate" shareholders.
2. The President of InNexus, Dr. A. Charles Morgan, is a BIO KIN Consultant.
3. Dr. Todd is a proposed Director.
4. BioCurex is controlled by Dr. Ricardo Moro.
5. Beglend Corporation is controlled by Dr. Werner Keicher, Avenida Rivera 6329, Office 205, Carrasca, 11500 Montevideo, Uruguay.

                           VOTE REQUIRED FOR APPROVAL
                           --------------------------

The affirmative vote of the holders of a majority of RJV's outstanding common stock is required to approve the Actions and Amendment to the Articles of Incorporation, which vote was obtained by a majority written consent dated April 28, 2003.

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendment discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual or special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of RJV, by unanimous decision, and a person owning and having voting power in excess of 62% of the outstanding voting securities of RJV have adopted, ratified and approved the Actions by written consent and the change in the name of RJV. (see the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the Actions or Amendment.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of 15,093,750 shares of issued and outstanding shares of the Company's $0.000013 par value common voting stock outstanding on April 23, 2003, the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed Actions and Amendment.

                    DIRECTORS AND EXECUTIVE OFFICERS
                         (ACTION NUMBER THREE)
                         ---------------------

As part of the approved Actions, Dr. John Todd, Mike Muzylowski, Dick Richards, and Fred Whitaker will be the new directors of RJV.

Each of the current directors of the Company will resign upon the effective date of the Acquisition and have no further involvement, in any capacity, with the new Company. None of the officers or directors of RJV will receive any finder's fees or other payments as a result of the Acquisition.

The backgrounds of the new directors are as follows:

Dr. John Todd is a specialist in General Surgery with experience in pharmaceutical drug development. He has participated in cancer research and the clinical development of antibodies from natural sources. Dr. Todd graduated from the University of Calgary and performed General Surgery Residency at Foothills Hospital, Holy Cross Hospital and Calgary General Hospital, Calgary, Alberta. Since 1974, he has maintained an active General Surgical practice at Peace Arch Hospital in White Rock, B.C. and is a Consultant Surgeon to the Breast Health Program at the B.C. Women's Hospital.

Mr. Mike Muzylowski has been involved in the management and directorship of many public companies in multiple industries since 1955. He brings management and international finance experience to the BIO KIN Board. Mr. Muzylowski graduated from the University of Manitoba and started his career with Hudson Bay Exploration. Mr. Muzylowski was the President and CEO of Granges Exploration, Ltd. and CEO of Hyeroft Resource, Ltd., both of which were involved in mining and related exploration, where he was awarded the Mine Developer of the Year in 1988. Since then, he has been and is presently the President and CEO of Callanin Mines Ltd., a mining and resource exploration company.

Mr. C. Fred Whittaker, C.A. is a self-employed Chartered Accountant and the Senior Partner of Whittaker and Associates, a firm of Chartered Accountants. Mr. Whittaker specializes in Taxation and Corporate Management Consulting. In addition to his duties as a Chartered Accountant, Mr. Whittaker and was VP Administration and Controller of Larson Distributors, Ltd. from early 1997 through 2000, and has since been employed within his own firm.

Mr. R. L. (Dick) Richards worked as a Chartered Accountant after graduating from the University of British Columbia and has primarily been involved managing companies in commercial real estate field. Mr. Richards managed Mackenzie Management, a full service commercial real estate company, which he sold to Colliers International in 1992. He then served as Senior Vice President of Colliers through 2000, at which time he retired from active employment. Colliers is a multi-national full commercial real estate sales, leasing, and management company. Mr. Richards joined the Board of World Vision Canada in 1998 and has recently completed a three-year term as the World Vision Canada Board Chair. Mr. Richards has served on numerous corporate and industry boards as both a member and an officer. These include a national trust company, the local, provincial and national Real Estate Boards and the Vancouver Club.

Each of the above directors will hold office until the next annual meeting of stockholders and/or until their successors have been duly elected and qualified. There are no agreements with respect to the election of the directors. The Company has not compensated its directors for service on the Board of Directors, nor is any due them.

None of the above referenced individuals has filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment, or decree involving the violation of any state or federal securities law. Nor have any of them been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding, which is currently pending.

There are no material proceedings to which any director, officer or affiliate of RJV or BIO KIN, or any associate of any director, officer, affiliate of RJV or BIO KIN, is a party or has a material interest adverse to the Company.

There has been no transaction, or series of similar transactions, since the beginning of RJV's or BIO KIN's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which RJV or BIO KIN was or is to be a party, in which the amount involved exceeds $60,000 and in which any officer, director, nominee for election as a director, security holder known to own of record or beneficially more than five percent of any class of RJV's or BIO KIN's voting securities; or member of the immediate family of any of the foregoing persons.

The only person who, at any time during the fiscal year, was a director, officer, or beneficial owner of more than ten percent of any class of equity securities of RJV was Edward Velton, and thus subject to section 16 of the Exchange Act. Mr. Velton has filed no Form 3, or Form 5, with respect to such holdings, and has made no sales or transfers of such holdings since the inception of RJV.

The Company has no standing audit, nominating, and/or compensation committees of the Board or any committees performing any similar functions.

The Company has held three meetings of its Board of Directors during its last fiscal year. No director attended less than 75% of the aggregate number of meetings.

No directors of RJV or BIO KIN have resigned or declined to stand for re-election to the Board of Directors.

Management after the acquisition will be as follows:

   Name                        Age         Position
   ----                        ---         --------
   Dr. John Todd                47         Director, President and Chief
                                              Medical Officer
   Mike Muzylowski              63         Director and Chief Financial
                                              Officer
   C. Fred Whittaker            61         Director
   Dick Richards                60         Director

RJV currently has zero employees. Immediately after the close of the acquisition, the Company will have two employees, Dr. John Todd and Mike Muzylowski.

RJV currently leases no office space. Upon the close of the acquisition, the Company expects to utilize shared office space with The Brown Capital Group, comprising approximately 1,500 square feet, located at Suite 1500 - 885 West Georgia St., Vancouver, Canada V6C 3E8. There is no present or past relationship between them and RJV or BIO KIN, or any present or proposed officers and/or directors thereof. The phone number for the principal executive office will be (604) 687-9887. The monthly lease cost is estimated to be approximately $500. The space, as proposed, will be provided on a month-to-month basis.

           COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
           ------------------------------------------------

None of RJV's or BIO KIN's executive officers have received any compensation, including cash or non-cash items, annual or long term in nature, other than the initial issuances of shares of stock in the respective company, shown elsewhere in this Information Statement as being held by such officer.

                                THE ACQUISITION
                               (ACTION NUMBER ONE)
                               -------------------

                              SUMMARY TERM SHEET
                              ------------------

      The following summary briefly describes the material terms of the Acquisition by RJV Network Inc. of Bio Kinetix Inc. While this summary describes the material terms of the Acquisition, this Information Statement contains more detailed descriptions of such terms. We encourage you to read this summary together with the enclosed Information Statement in its entirety. We have included in this summary section references in the Information Statement to direct you to a more complete description of the topics described in this summary.

      RJV Network Inc. was established to bring to application an interactive internet-based commercial real estate listing service that was to be used for the buying, selling, and leasing of commercial real estate. RJV has been unsuccessful to date in its ability to raise sufficient additional capital to fulfill the complete development and implementation of its web-based listing service. Please read "Background of the Acquisition."

      Upon the effective date of the Acquisition:

           Bio Kinetix will be acquired by RJV and will thus become wholly owned by RJV;

           RJV will abandon its original business plan, and will immediately pursue the business plan of BioKinetix; and

           You will receive no additional stock shares of common stock.

       Please read "Questions and Answers about the Acquisition," "The Acquisition and The Acquisition Agreement."

       The Acquisition and related Actions have been approved by a majority vote provided by written consent, taken in lieu of a special meeting of the shareholders. Please read "Required Approvals" for more information.

           QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND ACTIONS
           -------------------------------------------------------

Q:    Will there be a special meeting to vote on such matters?

A: There will be no special meeting of the shareholders. A vote in favor of the Acquisition and Actions has already been taken by way of a written majority consent on April 28, 2003 at which time all Actions were approved.

Q:    Who is eligible to receive this Information Statement?

A: All shareholders of record on the close of business on April 23, 2003 will receive a copy of this Information Statement.

Q:    What has been approved by way of the majority written consent?

A: The majority written consent approved the Acquisition Agreement and Plan of Reorganization by and among RJV, Bio Kinetix Research Inc., and the shareholders of Bio Kinetix pursuant to which RJV will acquire all of the outstanding shares of Bio Kinetix by way of the issuance of 16,000,000 additional shares of common stock. Bio Kinetix will then be a wholly-owned subsidiary of RJV and RJV will immediately begin pursuing the Bio Kinetix business plan upon the close of the Acquisition.

      In addition, the consent approved 1) a name change for the Company, from RJV Network, Inc. to ProtoKinetix, Inc., to more closely align the Company with its new business purpose; 2) elected new directors for the Company; and 3) approved a provision that there will be no "roll-back" or reverse-split of the outstanding shares for a period of 2 years from closing without 100% approval by the shareholders.

Q:    What vote was required to approve the Acquisition and the other
      Actions?

A: Approval of the Acquisition and other Actions each required the vote of a majority of the votes by the holders, as of the record date, of the outstanding shares of RJV's common stock.

Q:    What will I receive in the Acquisition?

A: Upon completion of the Acquisition, you will still retain the same number of shares that you held immediately prior to the Acquisition.

Q: Why did RJV's board of directors recommend the vote "FOR" the Acquisition?

A: The board of directors evaluated the Acquisition Agreement and the terms and conditions thereof, and determined it to be advisable, in the best interests of and fair to the shareholders of the Company, and approved the Acquisition Agreement. The board of directors considered numerous factors in making those determinations including various alternatives to the Acquisition. A more complete description of the reasons for the Acquisition can be found in "Background of the Acquisition" within the Information Statement.

Q:    Are RJV shareholders entitled to dissenters' or appraisal rights?

A: No. Under Nevada law, there are no appraisal or dissenters' rights applicable to the Acquisition or Actions.

Q:    Is there a deadline for closing the Acquisition?

A: There is no "deadline" per se, but the parties to the acquisition are targeting a closing date of May 20, 2003 as their intended closing date.

Q: Will I have to and how do I exchange my stock certificates for ones evidencing the new name of the Company?

A: You are not required to exchange your certificates for ones in the new name of the Company. Once the Acquisition is closed, you will receive written instructions on how, if you should so desire, to exchange your stock certificates for new ones. In either case, you should not surrender your stock certificates prior to receiving those instructions. Please do not send your stock certificates at this time.

Q:    Will I owe taxes as a result of the Acquisition?

A: There will be no United States federal income tax "event" for you as a result of the Acquisition. You will still own the same amount of shares that you held immediately prior to the Acquisition. Your adjusted tax basis will remain the same. You should also not be taxed under applicable foreign, state, local and other tax laws as a result of the Acquisition.

All information contained in this Information Statement pertaining to RJV has been supplied by RJV. All information contained herein pertaining to BIO KIN has been supplied by BIO KIN. No person is authorized to give any information or to make any representations other than those contained herein and, if given or made, such information or representations must not be relied upon as having been authorized. The delivery of this document shall under no circumstances create an implication that there has been no change in the affairs of RJV or BIO KIN since the date hereof or that the information herein is correct as of any time subsequent to its date.

                      BACKGROUND OF THE ACQUISITION
                      -----------------------------

RJV was organized under the laws of the State of Nevada on December 23, 1999. Other than a Registered Offering within the State of Washington, the Company has not conducted any material operations or generated any revenues to date. Since inception, the Company has been in the process of developing its business plan and raising capital. The plan includes bringing to application an interactive commercial real estate Internet web site that will provide users with sophisticated value-added information relating to the buying, leasing, and selling of commercial real estate properties.

Management has assessed the on-line commercial real estate marketplace, including but not limited to, the competition, current market trends, and current niches that the Company may capitalize upon. It has been felt the key to the Company's success will be to take management's assessment of the marketplace and develop sophisticated software that can be readily accessed over the Internet and thereby provide customers commercial real estate solutions.

The Company remains in the development stage and has neither the necessary funds nor the technology to execute its full business plan. The Company's software is written in outline form only and no computer code has been written. The Company's business strategy requires it to raise substantial additional funding through a private placement(s), debt, or some combination thereof to make significant further inroads towards the completion of its plan. Efforts to date have proven unsuccessful. Without additional funding, RJV will likely fail or remain only as a start-up company with no material operations, revenues, or profits.

During April, 2002, RJV was contacted by management of BIO KIN regarding a proposed acquisition whereby the shareholders of BIO KIN would effectively take control of RJV. BIO KIN had acquired rights to potential methods for treating certain malignancies and wished to merge with a publicly traded entity to provide a public valuation and increased exposure.

In the RJV Board's view, the proposed Acquisition of BIO KIN would allow RJV to divest itself of plans for developing its commercial real estate portal, which it has been unable to fund, and to acquire another company that has a more substantial management team and may be better able to obtain preliminary funding commitments for further developing its business.

This Acquisition is meant to provide RJV's stockholders with the potential for, although not the assurance of, an increase in the value of their shares at some time in the future without additional investment on their part.

                        THE ACQUISITION AGREEMENT
                        -------------------------

The following is a summary of the material terms of the Acquisition Agreement and Plan of Reorganization between RJV Network, Inc. ("RJV") the acquiring entity, and Bio Kinetix Research, Inc. ("BIO-KIN"), the entity being acquired, and all the shareholders of BIO-KIN. This summary is qualified in its entirety by the actual agreement which has been attached as Exhibit A to this Information Statement and incorporated by reference.

The following description may not contain all the information that is important to you. You are encouraged to read the actual agreement in detail.

The agreement provides that, after all of the conditions to the agreement have been satisfied or waived, RJV will acquire all of the outstanding shares of BIO-KIN in exchange for 16,000,000 shares of RJV common stock. In doing so, BIO-KIN will become a wholly-owned subsidiary of RJV. RJV will then abandon its original business plan and immediately adopt that of BIO-KIN.

Closing

Closing shall be held on or before May 31, 2003, and may be extended or accelerated by agreement of the parties.

Directors and Officers

Upon completion of the acquisition, the current President, Edward Velton, and Board of Directors shall resign. The new Directors shall be Dr. John Todd, Mike Muzylowski, Dick Edwards, and Fred Whittaker.

No Roll-Back of Shares

After closing, RJV shall not roll-back or reverse-split its shares for a period two years without the approval of shareholders representing 100% of the then issued and outstanding shares.

No Registration of Shares for Sale.

For a period of one year from the date of Closing, RJV shall not register, or have registered on its behalf, with the SEC, any shares of RJV (or the surviving entity) common stock for public sale.

Representations and Warranties

RJV and BIO-KIN have made a number of reciprocal representations and warranties to each other as to, among other things, due incorporation and good standing, corporate authority to enter into the acquisition and consents and approvals, providing each other with audited financial statements and other items with respect to financial disclosure, no current or pending litigation, reasonable access to the books and records and other information concerning the businesses of RJV and BIO-KIN has been provided, and confidentiality.

Representations and warranties made solely by BIO-KIN include the following items: filing of, disclosure, and compliance with all Federal and State securities laws (including financial statements' compliance with generally accepted accounting principles) and filings with the United States Securities and Exchange Commission and securities exchanges.

Representations and warranties made solely by BIO-KIN shareholders include the following items: shares are owned free of any liens and encumbrances, the new shares are being acquired for investment and not speculation or with an eye for resale, an understanding of the speculative nature and inherent risks of their investment(s), and that they have been provided with all information they needed to make an informed decision on the acquisition.

Representations and warranties made solely by RJV include the following items: filing of, disclosure, and compliance with all Federal and State securities laws (including financial statements' compliance with generally accepted accounting principles) and filings with the United States Securities and Exchange Commission and securities exchanges, and all disclosures have been made in the attachments to the agreement.

Conduct Pending the Closing

The parties have agreed that there will be no change in the corporate documents or business practices, etc. prior to closing.

No BIO-KIN shareholder will transfer, assign, or otherwise dispose of or encumber their shares.

Conditions Precedent

RJV has several conditions precedent to closing. These include those that have already been met, such as: receipt of corporate and supporting documentation, the agreement shall be approved by the board of directors and RJV shall have instituted a 2.5:1 forward stock split, the agreement, including the election of the new directors and officers designated therein and approval of the prohibition against a reverse-split of shares and registration of shares for public sale for a period of one year, shall have been approved and adopted by the affirmative vote of a majority of the outstanding shares of RJV Common Shares, and a majority of the shareholders of RJV will have elected to change the name of RJV to ProtoKinetix, Inc.; and those still outstanding, namely: having received regulatory approvals required to complete the transaction; the officers and directors of RJV shall have resigned any and all their positions as officers, directors, and employees of RJV and signed an agreement canceling all but 20,000 of the RJV shares, in aggregate, held by such officers and directors

BIO-KIN and its Shareholders also had several conditions precedent to closing, which have been met, including: the agreement shall have been approved by the board of directors and shareholders of BIO-KIN; a shareholder approval and investor qualification shall have been executed by each and every shareholder of BIO-KIN; receipt of corporate and supporting documentation; BIO-KIN shall have received all Federal and state regulatory approvals required to complete the transactions contemplated by this agreement; and any and all loans made to BIO-KIN by management will be paid in full or converted to shares of BIO-KIN.

Indemnification

BIO-KIN agrees to indemnify RJV against any loss, damage, or expense suffered from (1) any breach by BIO-KIN or the Shareholder; or (2) any inaccuracy in or breach of any of the representations, warranties, or covenants; provided, however, that RJV shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses exceeding $5,000.

RJV agrees to indemnify BIO-KIN and the BIO-KIN Shareholders against any loss, damage, or expense suffered by BIO-KIN or by any BIO-KIN Shareholder from (1) any breach by RJV of this Agreement; or (2) any inaccuracy in or breach of any of RJV's representations, warranties, or covenants.

Termination

The agreement may be terminated: (1) by mutual consent in writing; or (2) by BIO-KIN, the BIO-KIN Shareholder, or RJV if there has been a material misrepresentation or material breach of any warranty or covenant by any other party.

Additional Discussions Regarding the Acquisition

The following table shows the number of issued and outstanding shares of common stock, $0.000013 par value, of RJV Pre-Acquisition and Post-Acquisition.

Shareholder                  # of Shares                 # of Shares
                             Pre-Acquisition             Post-Acquisition
-----------                  ---------------             ----------------
Edward Velton                 9,375,000                        20,000
  President

Other Shareholders (1)        5,718,750                     5,718,750
                             ---------------             ----------------
Subtotal                     15,093,750                     5,738,750
                             ---------------             ----------------

BioCurex Inc. (4)                     0                       600,000

InNexus Corp. (2)                     0                     1,600,000

Beglend Corp. (5)                     0                    10,800,000

Dr. John Todd (3)                     0                     1,000,000

Susan Minchin                         0                     1,000,000

Linda Young                           0                     1,000,000
                             ----------                    ----------

Total                        15,093,750                    21,738,750
                             ----------                    ----------

1. Approximately 50 "non-affiliate" shareholders.
2. The President of InNexus, Dr. A. Charles Morgan, is a BIO KIN Consultant.
3. Dr. Todd is a proposed Director.
4. BioCurex is controlled by Dr. Ricardo Moro.
5. Beglend Corporation is controlled by Dr. Werner Keicher, Avenida Rivera 6329, Office 205, Carrasca, 11500 Montevideo, Uruguay.

The issuance of shares to acquire BIO KIN will have an immediate and substantial dilution effect to the shareholdings and rights of the present shareholders of RJV. Excluding Mr. Velton's interest in RJV, the present RJV shareholders own approximately 37.9% of the Company. Subsequent to successful completion of the Acquisition, these same shareholders will own only 26.3% of the Company.

In the share exchange with the shareholders of BIO-KIN (with the exception of those issued to InNexus, see below), the Company will rely on the exemption from registration provided pursuant to Regulation S. This exemption provides a safe harbor from the registration requirements of the Securities Act of 1933 since the securities are being exchanged with entities that are "foreign" entities or citizens.

In the share exchange with InNexus, as a shareholder of BIO-KIN, the Company will rely on the exemption from registration provided pursuant to Section 4(2) of Securities Act of 1933, which exempts from registration those transactions by an issuer not involving the public offering of shares.

Additional terms and conditions of the Acquisition are set forth below and in the Acquisition Agreement, which is attached as Exhibit A. Shareholders are urged to review these items carefully.

There are certain conditions to the closing of the Acquisition that must be met before the Acquisition will be consummated, namely filing the Amendment to the Articles of Incorporation and the delivery of this Information Statement. Even with only those conditions, the transaction is not free from risk. There can be no assurances that the Acquisition will be closed.

As a result of the majority written consent, RJV will need to amend its articles of incorporation to change its name to ProtoKinetix, Inc., and remain a Nevada corporation. If the Acquisition is not closed for whatever reason, RJV will likely continue with its current business plan.

Other Disclosure Items

The transaction will be accounted for using the "purchase method" of accounting.

This transaction is meant to qualify as a "tax-free" reorganization under section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. As such, the Company does not expect there to be any tax consequences to it, its U.S. shareholders, or the U.S. shareholders, if any, of BIO KIN. The Company has not, however, obtained a tax opinion with respect to the transaction and has made no representations or warranties to BIO KIN with respect to the tax consequences of this transaction.

There are no dividends or defaults in principal or interest in respect of any securities of RJV or BIO KIN.

RJV is not aware of any federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the transaction.

The principal accountants for the current year are most likely to be retained beyond the close of the Acquisition.

Neither RJV nor BIO KIN is a party to any existing or pending legal proceeding.

                           SELECTED FINANCIAL DATA
                           -----------------------

The following tables present selected historical financial data of RJV. This information is based on the audited yearend 2002 financial statements of RJV, which have also been included within this Proxy Statement.

RJV Selected Historical Financial Data:

                                       Year Ended  Year Ended  Year Ended
                                       12/31/2002  12/31/2001  12/31/2000
Statement of Operations Data -
  Interest income                       $      0    $    124    $      0
  General and administrative expenses     14,878      17,026          35
  Net loss for period                    (14,878)    (16,902)        (35)

Balance Sheet Data
  Total assets                          $    579    $  3,513    $  5,165
  Total liabilities                       12,144         200         200
  Total stockholders' equity             (11,565)      3,313       4,965
  Total liabilities and stockholders'
      equity                            $    579    $  3,513    $  5,165

Book value per share                    $   0.00    $   0.00    $   0.00

BIO KIN Selected Historical Financial Data:

The following table presents selected historical financial data of BIO KIN. This information is based on the audited financial statements of BIO KIN, as of December 31, 2002, which have been also been included within this Proxy Statement.

BIO KIN Selected Historical Financial Data:
                                      Year ended   Inception (10/24/01)
                                      12/31/2002         to 12/31/2001
Statement of Operations Data -

  Revenues                           $       0             $       0
  Expenses                              26,991                     0
  Net loss for the period              (26,991)                    0

Balance Sheet Data -
  Total assets                       $   1,031             $   1,050
  Total liabilities                     28,003                 1,050
  Total stockholders' equity           (26,972)                    0
  Total liabilities and stockholders'
    Equity                               1,031                 1,050

  Book value per share                  $ 0.00                $ 0.00

                              FINANCIAL STATEMENTS
                              --------------------

Audited and other Financial Statements, and related financial disclosure information, for each of RJV and BIO KIN have been included within this Proxy Statement, as follows:

RJV:

Audited Financial Statements as of December 31, 2002 and 2001, and the related statements of operations, shareholders' equity, and cash flows for the year ended December 31, 2002, the period from December 23, 1999 (date of inception) to December 31, 2001, and for the period from December 23, 1999 to December 31, 2002.

Management's Discussion and Analysis of Financial Condition and results of Operations.

Changes In and Disagreements with Accountant's on accounting and financial disclosure.

BIO KIN:

Audited Financial Statements as of December 31, 2002 and 2001, and the related statements of operations, shareholders' equity, and cash flows for the period from incorporation on October 24, 2001 through December 31, 2002.

                        INDEPENDENT AUDITORS' REPORT

To the Board of Directors
and Shareholders
RJV Network, Inc.

We have audited the accompanying balance sheets of RJV Network, Inc. (a development stage company) as of December 31, 2002, and the related statements of operations, shareholders' equity, and cash flows for the years ended December 31, 2002 and 2001, the period from December 23, 1999 (date of inception) to December 31, 2002, and for the period from December 23, 1999 to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RJV Network, Inc. (a development stage company) as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2002, and for the period from December 23, 1999 (date of inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated revenue to date and has an accumulated deficit of $31,815 at December 31, 2002. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Peterson Sullivan PLLC
----------------------------
Peterson Sullivan PLLC
Seattle, Washington
March 19, 2003

                                    RJV NETWORK, INC.
                              (A Development Stage Company)

                                     BALANCE SHEETS
                                December 31, 2002 and 2001

ASSETS                                               2002       2001
                                                     ----       ----
  Current Asset
    Cash                                          $    579   $  3,513
                                                   -------    -------
LIABILITIES AND SHAREHOLDERS' EQUITY

  Current liability
    Due to shareholder                               5,155        200
    Accounts payable                                 6,989          0

  Shareholders' equity
    Common stock, $0.000013 par value, 25,000,000
      Common shares authorized, 15,093,750 shares
      issued and outstanding                            80         80
    Additional paid-in capital                      20,170     20,170
    Deficit accumulated during the
      development stage                            (31,815)   (16,937)
                                                    ------      -----
                                                   (11,565)     3,313
                                                    ------      ------
                                                  $    579    $  3,513
                                                    ------      ------

                       See notes to financial statements

                             RJV NETWORK, INC.
                       (A Development Stage Company)
                        STATEMENTS OF OPERATIONS
           For the Years Ended December 31, 2002 and 2001, and for the Period from December 23, 1999 (Date of Inception) to December 31,2002

                                                              Cumulative
                                                              During the
                                                              Development
                                      2002         2001          Stage
                                    -------      -------        -------
Interest Income                    $      -     $    124       $    124

General and administrative expenses
  Bank charges                          104          130            269
  Professional fees                   8,701        3,550         12,251
  Consulting fees                     4,145        9,700         13,845
  Organizing expenses                 1,899        3,561          5,460
  Other                                  29           85            114
                                    -------      -------        -------
                                     14,878       17,026         31,939
                                    -------      -------        -------
      Net loss for period           (14,878)     (16,902)       (31,815)
                                    =======      =======        =======
Basic and diluted loss
  per common share                 $  (0.00)    $  (0.00)      $  (0.00)
                                    =======      =======        =======
Weighted average shares
  Outstanding                    15,093,750   11,276,077     12,540,551
                                    =======      =======        =======





                       See Notes to Financial Statements

                             RJV NETWORK, INC.
                       (A Development Stage Company)
                    STATEMENTS OF SHAREHOLDERS' EQUITY
          For the Years Ended December 31, 2002 and 2001, and for
  the Period from December 23, 1999 (Date of Inception) to December 31, 2002

                                                        Deficit
                                                       Accumulated
                                            Additional  During
                             Common Stock    Paid-In   Development
                             Shares  Amount  Capital     Stage      Total
                             ------ ------   -------     -----      -----
Issuance of common stock
  December 23, 1999       9,375,000 $   50   $ 4,950  $      -    $  5,000

Net loss for period                                        (35)        (35)
                             ------ ------    -------     -----      -----

Balance December 31,
  2000                   9,375,000     50      4,950      (35)       4,965

Issuance of common stock
  April 30, 2001          5,718,750     30     15,220               15,250

Net loss for period                                    (16,902)    (16,902)
                             ------ ------    -------     -----      -----

Balance December 31,
  2001                   15,093,750     80     20,170  (16,937)      3,313

Net loss for year                                      (14,878)    (14,878)
                             ------ ------    -------     -----      -----

Balance December 31,
  2002                   15,093,750  $  80   $ 20,170 $(31,815)   $(11,565)
                             ======  =====    =======  =======      ======




                    See Notes to Financial Statements

                              RJV NETWORK, INC.
                        (A Development Stage Company)
                         STATEMENTS OF CASH FLOWS
            For the Years Ended December 31, 2002 and 2001, and for the Period from December 23, 1999 (Date of Inception) to December 31, 2002

                                                              Cumulative
                                                                During
                                                              Development
                                      2002         2001          Stage
                                      ----         ----          ----
Cash Flows From Operating
  Activities
    Net loss for period           $(14,878)    $(16,902)      $(31,815)
    Increase in accounts payable     6,989                       6,989
                                      ----         ----           ----
      Net cash flows from
        Operating activities        (7,889)     (16,902)       (24,826)

Cash Flows from Financing
  Activities
    Issuance of common stock                     15,250         20,250
    Loans from shareholder           4,955                       5,515
                                      ----         ----           ----
Net cash flows provided by
  Financing activities               4,955       15,250         24,405
                                      ----         ----           ----

Net change in cash                  (2,934)      (1,652)           579

Cash, beginning of period            3,513        5,165
                                      ----         ----           ----

Cash, end of period               $    579     $  3,513         $  579
                                      ----         ----           ----



                   See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1.  The Company and Summary of Significant Accounting Policies

The Company
-----------
RJV Network, Inc. ("the Company"), a development stage company, was incorporated under the laws of the State of Nevada on December 23, 1999. The Company was formed for the purpose of developing an internet-based listing site that would provide detailed commercial real estate property listings and related data. Pending the acquisition described in the following paragraph, the Company has suspended its original business plan.

The Company is seeking approval of a proposed acquisition of Bio Kinetix, an Alberta, Canada corporation. The proposed Acquisition Agreement provides that the Company will acquire Bio Kinetix as a wholly-owned subsidiary by issuing shares of its stock to the shareholders of Bio Kinetix resulting in the shareholders of Bio Kinetix having a controlling ownership of the Company. If the acquisition is approved, the Company will change its name to Bio Kinetix Research, Inc., abandon its planned operations and continue operations under the business plan of Bio Kinetix. Bio Kinetix has acquired rights to a new proprietary method for treating breast cancer and has obtained preliminary financing commitments. The reverse acquisition will be accounted for by the purchase method.

Going Concern
-------------
The Company has not generated revenues to date and has an accumulated deficit of $31,815 at December 31, 2002. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon approval of the proposed acquisition of Bio Kinetix or upon obtaining additional financing. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management of the Company has undertaken steps as part of a plan with the goal of getting the proposed acquisition of Bio Kinetix approved. These steps include submitting required documents for approval by the Securities Exchange Commission and putting the plan before the Company's shareholders for a vote of approval. There can be no assurance that any of these efforts will be successful.

Cash
----
Cash consists of funds held in a checking account.

Due to Shareholder
------------------
The shareholder loan is unsecured, bears no interest and is due on demand. Based on the amount of the loan and its short-term nature, carrying value approximates fair value.

Taxes on Income
---------------
The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax laws or rates.

Software and Web Site Development Costs
---------------------------------------
The costs of computer software developed or obtained for internal use, during the preliminary project phase, as defined under Statement of Position 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," will be expensed as incurred. The costs of web site development, during the planning stage, as defined under Emerging Issues Task Force No. 00-2 "Accounting for Web Site Development Costs," will also be expensed as incurred.

Computer software and web site development costs incurred during the application and infrastructure development stage, including external direct costs of materials and services consumed in developing the software, creating graphics and web site content, payroll, and interest costs, will be capitalized and amortized over the estimated useful life, beginning when the software is ready for use and after all substantial testing is completed and the web site is operational.

The Company did not incur any software development costs for the period from December 23, 1999 (date of inception) to December 31, 2002.

Costs to be incurred when the web site and related software are in the operating stage will be expensed as incurred.

Earnings per Share
------------------
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding in the period. The Company's stock split 1:75 on August 24, 2001. In April 2002, the Board of Directors approved a 2.5 for 1 split of the Company's stock. The accompanying financial statements are presented on a post-split basis. The earnings per share for the years ended December 31, 2002 and 2001, and the period cumulative during the development stage have been adjusted accordingly. Diluted earnings per share takes into consideration common shares outstanding (computed under basic earnings per share) and potentially dilutive securities. There were no dilutive securities outstanding during the period December 23, 1999 to December 31, 2002.

Estimates
---------
The preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates.

Note 2. Income Taxes

The Company is liable for taxes in the United States. As of December 31, 2002, the Company did not have any income for tax purposes and, therefore, no tax liability or expense has been recorded in these financial statements.

The Company has tax losses of approximately $30,000 available to reduce future taxable income. The tax loss expires in 2022.

The deferred tax asset associated with the tax loss carryforward is approximately $10,800. The Company has provided a full valuation allowance against the deferred tax asset. The valuation allowance increased by $8,300 from December 31, 2001.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Since its inception, RJV has been in the process of developing its business plan and raising capital. This plan included bringing to application an interactive commercial real estate Internet web site that would provide users with sophisticated value-added information relating to the buying, leasing, and selling of commercial real estate properties.

The Company has spent a great deal of effort in its research of existing internet-based listings for commercial real estate that had developed a presence in recent years. These consisted of many local, regional, national, and global sites that provided a great variety of "search" capabilities. The Company has also met with various web-page designers and computer software programmers to gain a better understanding of how the Company might select the appropriate design team and how to best lay out and set up its web-site, listing of properties, and the related links between various internet-search vehicles. The Company has performed preliminary design work on its web-site and assembled the "search" capabilities and input parameters that its customers would use. Many contacts were made and discussions held with prospective users of the Company's product. However, no contracts, or agreements, have been made with any suppliers, customers, or other parties.

In its effort to raise its initial operating capital, the Company successfully raised just over $20,000 in funding. However, efforts to raise the additional capital needed to fully design and implement the Company's web-site and related business plan, which have been estimated to be as much as $750,000, have been unsuccessful to date. The Company has found the existing venture capital markets and other funding sources, primarily private investors, to be reluctant to provide funding to another internet-based start-up company given the state of the economy over the past couple of years.

The Company has also expended time and resources towards the Company's becoming an SEC reporting company and the required periodic filings necessitated thereby. It has also become accepted by the NASD as a publicly traded company on the OTC-BB exchange.

RJV received an offer, as set forth herein, and has recently received approval by majority written consent for the acquisition of Bio Kinetix, an Alberta (Canada) corporation. The Acquisition Agreement provides that the Company will acquire Bio Kinetix as a wholly owned subsidiary by issuing shares of the stock to the shareholders of Bio Kinetix resulting in the shareholders of Bio Kinetix having a controlling ownership of the Company.

If the proposed acquisition described above is not successful, RJV Network, Inc. will continue its efforts to fulfill its original business intent of developing an online real estate listing service. However, in order to proceed further with the development of its original business plan, the Company will be required to find some form of additional financing, of which to date it has been unsuccessful. As previously stated, the Company has been unsuccessful in its effort to raise the large amount of capital need to complete its business plan, and there can be no guarantee or assurance that the Company would be successful in raising these, or possibly any additional funds. If additional funding cannot be secured, RJV Network, Inc. will be in a position whereby it must substantially slow and/or even curtail the continued development of its proposed business plan.

As of December 31, 2002, RJV had $579 cash on hand and in the bank. This amount will not be able to satisfy the current cash requirements of RJV (note that the payables at year end are approximately $7,500), nor will it provide for foreseeable expenses over the next twelve months. The Company will require additional funds to cover administrative costs. The Company's President has made loans, totaling $5,155 to date, to the Company to cover certain costs, but there is no commitment(s) or agreement(s) from him to continue providing such funds. Representatives of the acquisition candidate, Bio Kinetix, have provided verbal assurances to the Company's President that all amounts will be brought current if, and when, the acquisition is completed. If the acquisition is not completed and these amounts are not paid by way of a loan(s) or some other means, none of which are in place or under contract at present, the Company could very possibly become insolvent and cease to exist.

RJV does not anticipate any further research of any products. RJV does not expect the purchase or sale of plant or any significant equipment, and does not anticipate any change in the number of our employees. RJV has no current material commitments and has generated no revenue since its inception.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Not Applicable. There have been none.

                      BIOKINETIX RESEARCH INC.
                   (Formerly 957614 Alberta Ltd.)

                       FINANCIAL STATEMENTS

                        December 31, 2002

                   INDEX TO FINANCIAL STATEMENTS


I.    Auditor's Report
II.   Balance Sheet
III.  Statement of Operations and Retained Earnings (Deficit)
IV.   Statement of Cash Flows
V.    Notes to Financial Statements

                            AUDITOR'S REPORT


To the Shareholders of BIOKINETIX RESEARCH INC.,

I have audited the balance sheet of BIOKINETIX RESEARCH INC. as at December 31, 2002 and the statements of operations and retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audit provided a reasonable basis for my opinion.

In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2002 and the results of its operations and its cash flows for the year then ended in accordance with generally accepted accounting principles.



North Vancouver, BC                           /s/ C. Fred Whittaker
January 15, 2003                              ---------------------
                                                  C. Fred Whittaker
                                                  Chartered Accountant

                         BIOKINETIX RESEARCH INC.
                      (Formerly 957614 Alberta Ltd.)

                               BALANCE SHEET
                             December 31, 2002


                                                 US Funds     US Funds
                                                  Dec 31       Dec 31
                                                   2002         2001

                               ASSETS

Capital ASSETS
  Incorporation costs                          $    1,031   $    1,050

                             LIABILITIES

CURRENT LIABILITIES
  Accrued liabilities                          $  28,003    $    1,050


                        SHAREHOLDERS' EQUITY

SHARE CAPITAL (Note 3)                                19            --
RETAINED EARNINGS (DEFICIT)                      (26,991)           --

                                                 (26,972)           --

                                               $   1,031    $    1,050


The accompanying notes form an integral part of these financial statements.

                           BIOKINETIX RESEARCH INC.
                        (Formerly 957614 Alberta Ltd.)

            STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                    For the Year Ended December 31, 2002,
     With comparative figures for the Two Months ended December 31, 2001


                                                 US Funds     US Funds
                                                  Dec 31       Dec 31
                                                   2002         2001

EXPENSES
  Legal and filing fees                         $  13,958  $       --
  Office expenses                                  11,777          --
  Accounting fees                                   1,256          --
                                                   26,991          --

NET LOSS, for the year                            (26,991)         --

RETAINED EARNINGS (DEFICIT), beginning of year         --          --
RETAINED EARNINGS (DEFICIT), end of year        $ (26,991)  $      --

EARNINGS (Loss) PER SHARE                       $  (0.009)  $      --


The accompanying notes form an integral part of these financial statements.

                         BIOKINETIX RESEARCH INC.
                      (Formerly 957614 Alberta Ltd.)

                       STATEMENT OF CASH FLOWS
                 For the Year Ended December 31, 2002
    With comparative figures for The Two Months ended December 31, 2001



                                                 US Funds     US Funds
                                                   Dec 31       Dec 31
                                                    2002         2001

OPERATING ACTIVITIES

  Net loss for the year                         $ (26,911)  $      --

CHANGES IN NON-CASH WORKING CAPITAL
  Increase in accounts payable                     26,911        1,050

  Cash flows by operating activities                   --        1,050


CASH FLOWS FROM FINANCING ACTIVITIES                   --           --

CASH FLOWS from issue of shares AND INVESTING ACTIVITIES
  Incorporation costs                                  --       (1,050)
  Issuing Shares                                       --           --
                                                       --           --

INCREASE (DECREASE) IN CASH                            --           --

CASH POSITION, beginning of year                       --           --
CASH POSITION, end of year                    $        --   $       --


 The accompanying notes form an integral part of these financial statements.

                          BIOKINETIX RESEARCH INC.
                       (Formerly 957614 Alberta Ltd.)

                      Notes to Financial Statements
                             December 31, 2002

1. INCORPORATION

The company was incorporated as 957614 Alberta Ltd. on October 24, 2001 under the Business Corporation Act of Alberta, Canada. On November 14, 2001, the company changed its name to BIOKINETIX RESEARCH INC.

2. NATURE OF OPERATIONS

This financial statement has been prepared in accordance with generally accepted accounting principles. The corporation has not yet commenced operations. It will carry on research, development, manufacture, distribution, and sale of products with application to cancer antibodies.

3. Share Capital

The authorized Share Capital is:

   Common shares voting, unlimited number
   Common shares non-voting, unlimited number

The issued share capital is 3,000,000 common shares for $19.

4. Significant Events

(a) On March 25, 2002, common voting share subscriptions were received for 3,000,000 shares for a combined subscription price of $1,050.

(b) On November 22, 2002, a license agreement between BioCurex Inc. and Beglend Corporation S.A was signed regarding the RECAF antibodies and their potential applications to cancer.

Beglend Corporation S.A. has assigned these agreements with BioCurex Inc. to BioKinetix Research Inc. to have BioKinetix carry on research and development work which is intended to result in a Super Antibody having characteristics of RECAF Antibodies and ultimately the manufacture, production, distribution and sale of products.

These agreements were to become effective November 22, 2002. 13,000,000 common voting shares of the company will be issued as payment for these agreements. In addition, as consideration for the BioCurex License, BioKinetix will pay $60,000 on the execution of the agreement, a further $200,000 for performance by BioCurex and royalties on revenue generated in the future. At December 31, 2002, the terms of the agreements have not yet been completed.

5. SUBSEQUENT EVENT

On January 7, 2003 a Development and License Agreement was signed between InNexus Corporation and Beglend Corporation S.A., regarding monoclonal antibodies development, production and commercialisation.

Beglend Corporation S.A., has assigned its rights under this agreement to Biokinetix Research Inc. to have Biokinetix carry out its rights and obligations under the contract for 1,600,000 common shares, a 2% Royalty on future sales and certain milestone payments as follows:

    Initiation of Phase I Clinical Trial         $     60,000
    Initiation of Phase II Clinical Trial        $    250,000
    Initiation of Phase III Clinical Trial       $    500,000
    Approval of a BLA                            $  1,000,000

6.  GOING CONCERN

The Company's ability to discharge its liabilities, generate sufficient funds to complete the terms of the agreement dated November 22, 2002, and to provide the necessary working capital is dependant on private offerings, the directors, and licensing arrangements.

               OVERVIEW OF BIO KINETIX RESEARCH, INC.

NOTE: The information provided and set forth below includes many industry-specific and other technical/scientific terms that have been further defined and described in more detail in the Technical Glossary which has been included as Exhibit B to this proxy statement. Readers are encouraged to utilize this Glossary to assist in their reading and understanding of the business of BIO-KIN.

Mission

Bio Kinetix Research Inc.'s mission is to develop a new generation of medicines and diagnostics for the treatment of malignancies. The Company will be focused on the anti-cancer applications of certain monoclonal antibodies, termed "Superantibodies," that may improve medicinal and treatment potencies and increase sensitivity in use as diagnostics. Bio Kinetix hopes to use this technology to create new antibodies and diagnostic assays that will be able to be used to treat and detect certain cancers.

In particular, Bio Kinetex will attempt to create a Superantibody that will attach to RECAF molecules. The RECAF molecules with the Superantibody attached are theoretically expected to then attach to cancer cells, with minimal or no harm to non-cancerous cells, so that the Superantibody can destroy the cancer cells.

Definitions of the terms used above are as follows:

"SuperAntibody" is an industry-adopted term used to describe genetically-engineered antibodies, isolated from a single blood cell, which have been expanded in the laboratory to attack or have a desired effect on certain targeted antigens, such as cancer cells.

"RECAF" - Receptor Alpha Fetaprotein. This is a carbohydrate molecule that is located on the surface of cancer cells.

"Receptor" - A structure exposed on the cell surface used for signaling or transport of molecules into the cell.

Company Summary

Bio Kinetix Corp., (the "Company," "Bio Kinetix," or "BIO KIN") is a biotechnology research and development company focused on the application of SuperAntibody-based products for the treatment and diagnosis of certain cancers.

BIO KIN is a private company whose stock is not publicly traded. Its common shares are held by six shareholders. The Company has never declared any dividends on its common shares.

The Bio Kinetix business plan is based primarily on the furtherance of certain intellectual property rights that it has obtained by way of contracts with two companies, namely BioCurex Inc. and InNexus Corporation. Both contracts were negotiated at arms length. At present, BIO KIN has no product or products, and has received no patents or FDA approval for any product or diagnostic procedures.

The agreements with both BioCurex and InNexus each call for the payment of $60,000. Neither of these payments has yet been made by, or on behalf of, the Company.

The BioCurex agreement calls for payment of the $60,000 on or before 90 days of the signing of the agreement. The BioCurex agreement was signed as of December 9, 2002. The agreement requires written notice of any material breach and allows 60 days from receipt of the notice for the Licensee to cure such breach before the agreement is terminated. The Company has not yet received a written notice of a breach from BioCurex.

The InNexus agreement calls for payment of the $60,000 within 3 days of the signing of the agreement. This agreement was signed effective January 7, 2003. The granted License is not effective until the $60,000 is paid. The failure to pay this fee is not listed as a material breach in the wording of the agreement. The Company has not yet received any written notice of a breach or demand for payment of these funds from InNexus.

The patented BioCurex technology, known and referred to as "RECAF" technology, has been shown to be able to locate certain molecules ("markers") that are present on all cancer cells, but not on healthy cells. BIO KIN's rights to this technology will allow them the right to develop antibodies that attach to or bind with the RECAF cells. The theory and hope is that the RECAF cells will then deliver or attach the antibody to the cancer cells allowing the antibody to destroy the cancer cells with minimal or no harm to non-cancerous cells.

The InNexus patented technology consists of certain procedures and related technologies that allow and/or facilitate the development of SuperAntibodies. BIO KIN hopes to utilize this technology to develop SuperAntibodies that will then attach to and work in conjunction with the RECAF technology being provided by way of the agreement with BioCurex.

The rights of the respective parties are included in written agreements with BioCurex and InNexus, which are included in their entirety as Exhibits C and D hereto, respectively. The license rights are made by and between Beglend Corporation S.A. and BioCurex Inc. (see Exhibit C), and Beglend Corporation S.A. and InNexus (see Exhibit D). The Beglend Corporation rights were thereafter assigned to Bio Kinetix.

Please note that there are no relationships between the officers, directors, and/or affiliates of RJV, BIO KIN, Beglend, BioCurex, or InNexus that need further disclosure or discussion beyond what has been set forth herein. All contracts and agreements were negotiated at arm's length between the unrelated parties thereto.

BIO KIN Plan of Operation

During the next twelve months, BIO KIN will be seeking to create new antibodies to attach to REFCAF cells using the InNexus and BioCurex technologies obtained by way of the agreements with the two parties. The Company's research milestones for the next twelve months are (1) to create monoclonal antibodies that are conducive for combining with the RECAF receptor, and (2) to then create SuperAntibody technology forms of these antibodies for possible vaccine development in animals. Please note that there are a multitude of steps in the creation of even a "potential" product and many more steps thereafter to get a viable "product" that can then be tested or used on humans. It is very unlikely that the Company will have developed any true "product" until well after its first year of research and development.

The Company anticipates that its total costs for the next twelve months will be in the range of about $500,000, which represents funds that they do not currently have on hand. They anticipate that these funds will be made available through biomedical funds, institutions, research grants through various foundations, and possible private placements with high net worth individuals. Please be advised that BIO KIN has no agreements in place with anyone to provide additional funding at this time and there is no assurance that such funding will ultimately become available.

The 12-month requirement of $500,000 is expected to cover the costs of contracting with key personnel (est. $200,000), the initial payments to BioCurex and InNexus ($120,000), the costs of licensing (est. $30,000), and bioactivity tests and research (est. $150,000).

BIO KIN will face intense business competition in its efforts to create treatments and diagnostics for various cancers. These competitors include everything from multi-national pharmaceutical companies, universities, hospitals, research and development labs and institutes, to one or two person laboratories. Many such competitors have multi-million dollar annual budgets for such research and development. Although several competitors have already developed diagnostic and therapeutic products for the detection and treatment of different cancers, most products have been proven effective in treating only a small percentage of the different forms of cancers, and even those that are effective in treating a specific malignancy generally do not work in the entire population of those affected by such malignancy. In summary, while there may be many opportunities for potential new products, there are also many competitors seeking the same.

If, and when, BIO KIN is successful in the creation and/or development of any new diagnostic or therapeutic products, the Company will be subject to FDA regulation before entry into testing and further clinical development, licensing for product approvals, and manufacturing under good manufacturing practices and conditions. The path to any commercially available product is filled with many levels of governmental approvals and, even if a product is developed, it will likely take several years to reach the marketplace.

Discussion of the BioCurex Agreement

Under the terms of the agreement with BioCurex, BioCurex is providing Bio Kinetix a license for the "SuperAntibody" ("SAT") rights to monoclonal antibodies pertaining to the BioCurex RECAF receptor technology. RECAF technology, as patented by BioCurex, attempts to effectively locate molecules (as "markers") that are present on all cancer cells, but not on healthy cells.

The BioCurex intellectual property applicable to the license is listed in Schedule "B" to the BioCurex Agreement, which is attached hereto as Exhibit
C. This list is described in the agreement as a complete list, as of the Effective Date, of all intellectual Property Rights pertaining to the Licensed Technology which are owned or controlled by BioCurex (together with a complete description of any material limitations, rights of third parties, restrictions on use or ownership by BioCurex, or encumbrances on such rights) and all other intellectual property including any Patent Rights, license rights or trade marks, materials, property or assets which form part of the Licensed Technology or which are necessary or desirable for the development and commercial exploitation of the Licensed Technology and are in BioCurex's possession and control.

The following is a summary of the material terms of the "License - SAT Therapeutic Rights for RECAF" between BioCurex Inc. and Beglend Corporation S.A. and is qualified in its entirety by the actual agreement which has been attached as Exhibit C. The following description may not contain all the information about it that is important to you. You are encouraged to read the actual agreement, which is attached in its entirety as Exhibit C to this proxy agreement and incorporated by reference.

The agreement provides that, after all of the conditions to the agreement have been satisfied or waived, BioCurex will grant Beglend an exclusive world-wide license to use the Licensed Technology.

This Licensed Technology means the intellectual property rights, patents, and all other proprietary information and intellectual property of BioCurex only for the use of RECAF in conjunction with Super Antibody Technology ("SAT").

Assignment of Rights

Set forth in the agreement is language that Beglend has arranged to assign its rights under the agreement to Bio Kinetix with the understanding that Bio Kinetix will conduct research and development to produce a series of super antibodies expressed against the RECAF molecules.

Terms of License

The License is subject to the following terms and conditions:

(a) Beglend shall have an exclusive world-wide license to use the Licensed Technology in any human or humanized forms, including genetically engineered or fully human antibodies in conjunction with SAT;

(b) The License shall commence upon and be effective as of the receipt of $60,000, on or before 90 days from the signature of this agreement;

(c) Beglend retains, for a period of 180 days, the right to buy or arrange for the investment in BioCurex of a total $1,000,000 U.S.D in terms to be agreed upon by Biocurex Inc.;

(d) Beglend shall, in order to maintain this License in good standing, have documented expenses, relevant to the Licensed Technology, of $50,000, the second and $100,000 the 3rd year from the anniversary date;

(e) All costs related to patents emerging from this agreement on the combination of anti-RECAF super antibodies, will be the responsibility of Beglend;

(f) Beglend is required to pay royalties to BioCurex at the rate of 5% for a Therapeutic Licensed Product based upon monoclonal antibody to RECAF that fulfils the criteria described under the licensed antibody definition. Beglend will also issue 600,000 shares of Bio Kinetix Research Inc. BioCurex will have the right to appoint one member to the Board of BioKinetix;

(g) Beglend shall provide BioCurex with reports and other information with respect to its use of the Licensed Technology as well as all documents related to sublicensing, sales or technology transfer agreements related to RECAF technology;

(i) BioCurex shall keep the intellectual property in good standing and advise Beglend of any breach or pending breach in its obligations thereunder. In the event of bankruptcy, insolvency, appointment of a receiver by BioCurex or similar action which would threaten the assignment of this license, BioCurex shall be deemed to have assigned all of the rights or pending rights under the agreement immediately prior to such action without the payment of any additional consideration or without the need for any further action of the parties and Beglend shall be authorized, for on behalf of BioCurex, to maintain the intellectual property in good standing;

(j) After payment of $60,000 and completion of this agreement, Beglend has the right to fund further development of monoclonal antibodies to RECAF. Such further development will be carried out in laboratories appointed by BioCurex and be funded through a research and development contract to be negotiated between the parties. During the course of this research, improvements may be discovered in the underlying RECAF technology or new antibodies developed with superior therapeutic properties. It is the responsibility of the party responsible for the improvement to notify the other party of such improvements. BioCurex shall retain all rights to such improvements as pertains to diagnostic uses except that rights pertaining to therapeutic uses with SAT technology shall accrue to Beglend. Should BioCurex find new antibodies that all parties deem as superior for use in conjunction with SAT, then BioCurex will have the choice to include them into this agreement or refrain from using them in any shape or form related to SAT, while retaining the right to use them in other diagnostic as well as therapeutic applications related to SAT. Should BioCurex choose to use them for SAT, the new antibodies will be incorporated into this agreement without any further consideration than the one specified in this agreement unless the funds required to produce them exceeded the prepaid sum of $60,000. In such case, Beglend will compensate Biocurex for the difference;

(k) If BioCurex deliver antibodies that are considered as adequate for use with SAT using less than the advanced $60,000, BioCurex will retain the unused funds as a performance bonus;

(l) Any new inventions discoveries or intellectual property owned, purchased or acquired by Beglend which are not deemed improvements or which are patentably distinct from the RECAF rights shall not form part of BioCurex's intellectual property, and shall be the sole and exclusive property of Beglend; and

(m) Unless previously terminated, this Agreement and this License granted hereunder shall continue in full force until the date of the last to expire of the Patent Rights or the expiration of any other rights with respect to this license or until superceded by a formal license agreement.

Representations and Warranties

BioCurex and Beglend have made a number of reciprocal representations and warranties to each other as to, among other things, due incorporation and good standing, corporate authority to enter into the agreement and consents and approvals.

Representations and warranties made solely by BioCurex include the following items: ownership and rights to the intellectual property rights are owned fully by BioCurex and no one else has any claim or right to them, the rights are free and clear of any liens and/or encumbrances, the patents were properly obtained through the relevant governmental granting authority, and each patent is valid and fully enforceable, and BioCurex is not a party to or threatened with any litigation.

Termination

Beglend may terminate the agreement upon 30 days notice to BioCurex, at which time all advances, etc., generated during such period of the agreement will become the property of BioCurex.

BioCurex may terminate the agreement due to Beglend's failure to perform any material obligation under the agreement that is not cured within 60 days of notice thereof.

Assignment and Novation

Beglend may assign any of its rights to a subsidiary or affiliate of Beglend or InNexus Corporation, Ltd., and BioCurex may transfer the licensed technology and assign the license agreement together with any of its rights or obligations hereunder to a subsidiary or affiliate of Biocurex, provided such subsidiary or Affiliate enters into and becomes bound by the License Agreement and/or this License Agreement to the same extent as if it had executed same at the time of execution by the parties hereto.

Discussion of the InNexus Agreement

The agreement with InNexus provides Bio Kinetix an exclusive license for the use of InNexus' patented SuperAntibody technology in the generation of up to three antibody-based drugs and/or diagnostics related to the technology, including relevant sub-licenses for any other intellectual property that may be required to commercialize the therapeutics and diagnostics. In addition, InNexus will perform the research and development work for the related therapeutics and diagnostics on behalf of Bio Kinetix. In return, Bio Kinetix has issued 10% share ownership of Bio Kinetix to InNexus and will provide corporate infrastructure and financing of the research and development efforts. In addition, Bio Kinetix will make certain progress payments and pay royalties to InNexus.

The BioCurex intellectual property applicable to the license is listed in Schedule "A" to the InNexus Agreement, which is attached hereto as Exhibit D. This list is described in the agreement as a complete list of the InNexus Intellectual Property Rights and all other intellectual property including any Patent Rights, license rights or trade marks, materials, property or assets which form part of the Licensed Technology or which are necessary or desirable for the development and commercial exploitation of the Licensed Technology.

The following is a summary of the material terms of the Development and License Agreement between InNexus Corporation and Beglend Corporation S.A. and is qualified in its entirety by the actual agreement, which has been attached as Exhibit D. The following description may not contain all the information about it that is important to you. You are encouraged to read the actual agreement, which is attached in its entirety as Exhibit D to this proxy agreement and incorporated by reference.

The agreement provides that, after all of the conditions to the agreement have been satisfied or waived, InNexus will grant Beglend the sole, exclusive and perpetual right and license to use the Licensed Technology to:

(a) conduct research and development activities intended to result in the development of products involving up to three Beglend antibodies and SAT;

(b) develop compounds and products based on the foregoing research and development activities;

(c) make and have made, register, use, offer for sale, market, distribute, export, import and/or sell any of the foregoing compounds and products throughout the world; and

(d) sublicense the rights granted thereunder.

The licensed technology means "the InNexus intellectual property rights, patents, rights and under any joint patents, all rights held by InNexus under license, and all other proprietary information and intellectual property of InNexus related to Super Antibody Technology ("SAT").

Assignment of Rights

Set forth in the agreement, is language that Beglend has arranged to assign its rights under the agreement to Bio Kinetix. It also acknowledges that InNexus will become a shareholder in Bio Kinetix and will assist Bio Kinetix in carrying on research and development work intended to result in the development, production and commercialization of monoclonal antibody based pharmaceuticals known generally as "SuperAntibodies."

Grant of Rights

License Grant. InNexus grants Beglend, subject to the terms and conditions of the agreement and payment of US $60,OOO, the sole, exclusive and perpetual right and license to use the licensed technology to: (a) conduct research and development activities intended to result in the development of products involving up to three Beglend Antibodies and SAT; (b) develop compounds and products based on the foregoing research and development activities; make and have made, register, use, offer for sale, market, distribute, export, import and/or sell any of the foregoing Compounds and Products throughout the world; and (d) sublicense the rights hereby granted in accordance with the provisions of the agreement. InNexus will provide to Beglend all licensed technology to permit Beglend to fully exercise the rights and license and obtain the full benefit therefrom.

Limitations on License. The License granted to Beglend under the agreement is limited to the development and application of compounds and products for diagnostic, preventative, treatment and/or therapeutic purposes, and the use of SAT to develop compounds and products based on up to three Beglend Antibodies, but not more than three.

Evaluation, Research, and Development

Delivery, Acceptance, and Evaluation of Conjugates. As soon as practical, InNexus shall prepare immunoconjugates based on the conjugation of SAT and the initial Beglend antibody (the first antibody licensed to Beglend by BioCurex). Beglend shall then conduct such tests and examinations to determine acceptability of the immunoconjugates and provide InNexus with either acceptance or non-acceptance thereof. After acceptance, Beglend shall conduct such additional tests, examination, and research for the purpose of determining whether to proceed with further development with a view to developing one or more products utilizing the technology. InNexus shall cooperate and facilitate the research and development thereof, with payment for the services being the responsibility of Beglend.

Product Sales and Marketing. Upon obtaining the required regulatory approval for a product, Beglend shall thereafter have the right to develop and implement a plan to market and sell or otherwise commercially exploit the product(s).

Additional InNexus Activities. InNexus shall, during the term of the agreement: (a) provide such information, documentation and advice respecting SAT and the initial immunoconjugates which are in its possession and control as may be reasonably necessary to enable Beglend to use and exploit the licensed technology, to evaluate the immunoconjugates and proceed with research and development programs of Beglend to develop one or more Products (to a maximum of three Products), participate in research and development activities of Beglend, provided that all costs of such research and development activities will be borne by Beglend; (b) prepare a full business plan which describes the research and development, analyzes and assesses the technical viability and feasibility of the proposed research and development work, and describes the technical and other risk factors related thereto, all in form and substance sufficient in all respects to address technical concerns which could be asked by technical advisors to raise funds to finance the development of Beglend's business; (c) prepare comprehensive, multi-year financial plans and budgets for the research and development contemplated hereby, including time estimates for completion of each phase or "milestone" of such, and an assessment of available government grant and loan programs, in sufficient detail to address technical questions which could reasonably be expected to be asked by technical advisors to Beglend; (d) identify potential third party service providers having technical expertise in areas identified by Beglend for the conduct of the research and development contemplated by this Agreement and assist Beglend in negotiating service contracts with such service providers; (e) identify potential business, strategic alliance and joint venture partners, and assist Beglend in negotiations with such persons;
(f) liaising with current and prospective business, strategic alliance, and joint venture partners; (g) liaising with governmental, regulatory and health authorities and agencies on matters relating to the subject matter of this Agreement; and (h) the delivery of regular progress reports to and meetings with Beglend, and presentations and technical reports on the research and development work conducted by InNexus and subcontractors of Beglend, and the results thereof, in such form and detail to ensure the full exploitation of the license to which Beglend has acquired and hereafter acquires rights to Beglend Antibodies, and to develop compounds and products to maintain, promote, enhance and expand the business and opportunities of Beglend and in that regard InNexus will provide (and paid for by Beglend), the services of employees or approved contractors and the services of Dr. A. Charles Morgan to ensure the overall quality of and results from such services.

Information Exchange. Beglend will keep InNexus informed of its ongoing research and development activities including: any development plans and related budgets for the development of Products and its progress in the areas of applied research and development of products, manufacturing of SAT immunoconjugates, and the conduct of clinical trials and interactions with the United States FDA. InNexus will keep Beglend informed of its progress with licensing SAT technology to other companies and InNexus' other activities and improvements or new technology developed or licensed by InNexus that, though not covered by the License, might be useful to Beglend in its own Product development.

Due Diligence. Beglend shall use reasonable efforts to develop the SAT versions of the Beglend antibody or any other products the parties agree shall be developed and to obtain and maintain governmental approval to market these products; and InNexus shall use reasonable efforts to perform the research and development activities agreed to be performed by InNexus hereunder; provided that Beglend shall have full and final control over all aspects of all services provided by InNexus.

Participation at FDA. Beglend shall forward to InNexus copies of all material correspondence with the FDA and shall advise InNexus of prospective meetings with the FDA related to products developed by Beglend using SAT, and InNexus shall have the right to be present at and participate in any such meetings.

Title. All rights, title, and interest in and to all compounds, products, data, and all governmental and other grants and loans shall be wholly and solely owned by Beglend and all filings for Regulatory Approval shall be made by or on behalf of and in the name of Beglend.

Supply and Manufacturing

InNexus grants Beglend access to facilities for production of intermediates involved in the modification of monoclonal antibodies using SAT technology. InNexus will provide assistance, information and advice to enable Beglend to negotiate contracts with contractors at or near the prices charged to InNexus by such contractors.

Commercialization

Beglend shall use reasonable efforts to market and sell products it determines to commercialize hereunder in all major countries of the world. InNexus shall use reasonable efforts to assist Beglend on an "as needed" basis, for such compensation and on such terms and conditions as the parties may reasonably agree, during the commercialization phase of each Product in the USA and Canada. Beglend shall retain sole responsibility and right to make all decisions relating to the marketing and promotion of products. Beglend shall own the trade names and trademarks for all products and shall bear the cost of obtaining and maintaining them. InNexus shall own all trademarks pertaining to SAT and other intellectual property included in the licensed technology. The packaging and promotional materials for the Products marketed by Beglend shall identify InNexus as licensor of the InNexus intellectual property rights, provided that if only one name is allowed, then Beglend may use its name alone on such item, without identifying InNexus as licensor.

Consideration

There are several forms of consideration that Beglend is required to pay to InNexus per the agreement, as follow:

Cash Consideration. Beglend is to pay a total of $60,000 to InNexus within 3 days of the effective date of the agreement. The License is not effective until fee is paid.

Share Consideration. InNexus shall receive a total of 1,600,000 shares in Bio Kinetix.

Royalty. Beglend shall pay royalties to InNexus equal to 3% of Net Sales
Revenue.

Milestone Payments. Upon initiation of various levels of clinical trials in respect of any product developed per the agreement, Beglend is required to make the following payments to InNexus:

(a) initiation of a Phase I clinical trial - $60,000;
(b) initiation of a Phase II clinical trial - $250,000;
(c) initiation of a multi-center Phase III clinical trial - $500,000; and
(d) approval of a Biologics License Application - $1,000,000.

Information

Exchange. The parties will exchange all information as may be necessary for the parties to meet their obligations under the agreement. InNexus shall make available to Beglend all information respecting the intellectual property rights which has not been previously disclosed to Beglend. The parties shall exchange all information relating to formulation, manufacture, improvement use and sale of product and permit the other party to observe, review, make copies of, and/or discuss with the party supervising or conducting research related to Product, the results of studies and/or submissions to governmental agencies concerning products, and permit the other party to observe, review, make copies of, and/or discuss with its scientists supervising or conducting manufacture of product.

Confidentiality. During the Term of the Agreement and for five years after termination, the parties shall treat all information as it would treat its own information of a similar nature and take all precautions not to disclose such information to third parties and not use such information for any purpose other than the purpose of exercising its rights and fulfilling its obligations under the agreement.

Remedies on Breach of Confidentiality. Each party acknowledges that the other party may suffer irreparable harm in the event that it breaches any of its confidentiality obligations under the Agreement and that monetary damages may be inadequate to compensate it for such a breach. Accordingly, each party agrees that in the event of a breach by a party of any the confidentiality provisions, the other party, in addition to and not in limitation of any other rights, remedies or damages, shall be entitled to an apply for an injunction to prevent or to restrain any such breach by such party, and the parties agree that other remedies are inadequate to fully protect the rights of the party not in breach.

Publications. The following restrictions apply with respect to disclosure by any party of information in any publication or presentation: (a) a party shall provide the other party any proposed Publication prior to submission for publication so as to provide an opportunity to recommend any changes necessary to continue to maintain the information in accordance with the requirements of the agreement; and (b) if such party notifies the publishing party that such publication (i) contains an invention conceived and/or reduced to practice by the other party, for which the other party desires to obtain patent protection, or (ii) could be expected to have a material adverse effect on the commercial value of any information disclosed, the Publishing party shall prevent such publication or delay such publication for a mutually agreeable period of time.

Adverse Events. Beglend is responsible for reporting to the appropriate regulatory authorities all adverse events related to the use of the products worldwide. Adverse events shall be recorded in Beglend's standard database and during the period of research into and development of products, the parties will coordinate their efforts to assure that all adverse events are reported properly.

Patents

Ownership of Technology. Ownership of the InNexus intellectual property rights and other intellectual property owned or controlled by InNexus shall remain vested at all times in InNexus, ownership of joint patents shall be vested jointly in InNexus and Beglend, and all other intellectual property rights and other rights and work product comprised in or developed or produced pursuant to or in connection with the use of the licensed technology or otherwise pursuant to the provision of services by InNexus to Beglend shall be owned by InNexus and Beglend.

Term and Termination

Term. The term of the agreement shall commence upon the effective date and, unless sooner terminated by the parties, expire on a country-by-country basis as the patent lives for the products within those countries expire.

Termination. If Beglend fails to remedy any four specific defaults under the agreement within 30 days, InNexus may at its option, to be exercised reasonably and subject always to the right of arbitration on the part of Beglend, terminate the license agreement. The four specific defaults fall within two general categories: (1) insolvency or bankruptcy and (2) failure to pay royalties to InNexus.

Suspension. Beglend shall have the right to terminate the agreement if InNexus is in material breach of its obligations or does not provide the services to be provided per the agreement.

Warranties and Indemnities

InNexus and Beglend have made a number of reciprocal representations and warranties to each other as to, among other things, due incorporation and good standing, corporate authority to enter into the agreement and consents and approvals.

Representations and warranties made solely by InNexus include the following items: ownership and rights to the intellectual property rights are owned fully by InNexus and no one else has any claim or right to them, the rights are free and clear of any liens and/or encumbrances, there will be no patent infringements upon any other intellectual property through the proposed commercial use of the InNexus technology, the patents were properly obtained through the relevant governmental granting authorities, the technology is not in the public domain and each patent is valid and fully enforceable, and InNexus is not a party to or threatened with any litigation.

Representations and warranties made solely by Beglend include the following items: ownership and/or rights to the intellectual property rights pertaining to the Beglend Antibody are owned exclusively by Beglend and no one else has any claim or right to them, the rights are free and clear of any liens and/or encumbrances, there will be no patent infringements upon any other intellectual property through the proposed commercial use of the Beglend technology, and Beglend is not a party to or threatened with any litigation.

The parties have provided indemnifications to each other agrees to defend, indemnify and hold their directors, officers, employees and agents harmless from and against any losses, costs and damages, including reasonable costs and expenses arising out of the development, manufacture, use, sale or other disposition of any Product by development, manufacture, use, sale or other disposition of any Product by the parties, their Affiliates, sub licensees, distributors, or representatives, except to the extent that such losses, costs and damages are due to the negligence or wrongful acts or failures to act.

Dispute Resolution

All disputes under the agreement that cannot be resolved shall be submitted to arbitration.

The Bio Kinetix Business Model

Bio Kinetix will attempt to create Super Antibody forms of "RECAF" antibodies to be used in the treatment and detection of cancer by combining the two technologies received by way of the agreements with BioCurex and InNexus.

This is expected to be accomplished by managing a network of contracts for specific areas of the ongoing research and development. BioKinetix plans to utilize several parties to provide such services, including, but not limited to, companies such as Neugenesis for the humanization of the antibody, ImmPheron Inc. for the Super Antibody modification, and BioCurex for further RECAF receptor antibody generation and testing of the antibodies for their anti-receptor activity.

The Company plans to use various current antibodies with an aim at creating more specific (and thus more specifically targeted) reagents and will also screen for and hopefully detect those antibodies that are conducive for use with the RECAF receptor technology.

The Bio Kinetix team includes, as a Consultant, a pioneer in the monoclonal antibody industry, Dr. A. Charles Morgan. Dr. Morgan has held leadership positions in academia and government research, and has founded three companies, two of which became publicly traded, NeoRx Corporation and Receptagen Corporation.

BIO KIN has acquired rights from its agreement with InNexus to the use of certain SuperAntibody technology for the development of its antibody-based products while also acquiring commercial rights, from BioCurex, to pursue the therapeutic applications of RECAF technology in connection with such SuperAntibody technology. By partnering with these two companies, BIO KIN has its source of initial technology and has in place experienced lead partners for a research network to attempt to develop and commercialize Super Antibody-based products.

BIO KIN has signed no management or consulting agreements with any parties; however, the Company has been in discussion with several individuals that it expects to be able to hire or provide such services on a contract basis. These possible management personnel and consultants have relevant experience as discussed below.

Dr. John Todd, M.D., F.R.C.S., President & Chief Medical Officer

Dr. Todd is a specialist in General Surgery with experience in pharmaceutical drug development. He has participated in mammastatin research and the clinical development of mammastatin from natural sources. Dr. Todd graduated from the University of Calgary and performed General Surgery Residency at Foothills Hospital, Holy Cross Hospital and Calgary General Hospital, Calgary, Alberta. He has an active General Surgical practice at Peace Arch Hospital in White Rock, B.C. and is a Consultant Surgeon to the Breast Health Program at the B.C. Women's Hospital.

Dr. A. Charles Morgan, President of InNexus Corp., Consultant to BIO KIN

Dr. Morgan has founded three biotechnology companies, two successfully transitioning to publicly traded biotechnology companies, namely NeoRx and Receptagen, and InNexus Corporation, with completed integration of research and development, clinical development, GMP manufacturing, marketing and sales, and distribution functions for ethical and over the counter pharmaceuticals. Dr. Morgan has also held positions at research organizations such as the Scripp's Research Institute in La Jolla, CA, the National Cancer Institute in Frederick, MD, and is on the faculty at the University of Washington in Seattle, WA. Dr. Morgan has over 100 peer-reviewed publications and is named as an inventor on over 60 patents and patent applications.

Dr. Heinz Kohler, M.D., Ph.D., President of Immpheron, Consultant to BIO KIN

Dr. Kohler has long-standing experience in the development of antibodies, documented in over 200 peer-reviewed publications. He has been a former Professor at the University of Chicago, the University of SUNNY at Buffalo and the University of California, San Diego, and the Director of Molecular Immunology at the Roswell Park Cancer Center. He was instrumental in the early start-up phase IDEC Pharmaceuticals as Director of Research and is co-founder of Immpheron Inc.

Dr. Sybille Muller, Ph.D., Vice President at Immpheron, Consultant to BIO KIN

Dr. Muller has developed antibodies against HIV-1 infection and demonstrated their therapeutic potential in non-human primate studies. She has 60 publications in the fields of Immunology and Cell Biology, and has held positions as Staff Scientist and at Assistant or Associate Professor level, respectively, at the Robert Koch - Institute, Berlin, Germany, the Roswell Park Cancer Center, Buffalo, New York, Sidney Kimmel Cancer Center, San Diego, California and at the University of Kentucky, Lexington, Kentucky. She has also served as a Consultant at IDEC Pharmaceuticals, San Diego, CA and as a Director and Consultant of Immune Network Research, Ltd., Vancouver, BC. Industry Partnerships and Research Collaborations:

By way of the previously discussed agreements, BIO KIN has effectively partnered with InNexus and BioCurex to provide ongoing support through research and development efforts focused on the related technologies.

InNexus will invest its time, capital and management expertise to achieve proof of principle milestones and provide a means for its own investors to hopefully realize the gain from an increase in its technology value. InNexus already has two antibody products in development: one for the treatment of the HIV virus and the other used to overcome deficits of the immune system typical of chronic viral diseases.

To date, InNexus has spent in excess of $2 million (Canadian) on the research and development of the SAT technology to which BIO KIN has acquired rights.

BioCurex Inc. is a biotechnology company with proprietary and patented technologies in the area of cancer detection. Their RECAF technology "stains" cancer cells to facilitate the locating and imaging of cancerous tumors.

Rather than building its own staff, BioKinetix plans to utilize independent companies with specialized expertise to provide additional services, including, but not limited to, companies such as Neugenesis for the humanization of the antibody, ImmPheron Inc. for the Super Antibody modification, and BioCurex for further RECAF receptor antibody generation and testing of the antibodies for their anti-receptor activity. BIO KIN does not currently have any agreements in place with these companies and use of these or any other companies is subject to future developments and negotiations, if any.

Research and Development Plan

Operational Model

Bio Kinetix will function as a virtual research and development company, utilizing various subcontractors with specialized skills with technologies in selected areas. The contracts, their overview, and project management will be carried out through InNexus, who will act as BIO KIN's primary contractor for its research and development.

Product Development

InNexus and its President, Dr. A. Charles Morgan, will serve a founding role in BIO KIN. InNexus has developed the partnering relationships and will manage the research and development process. The product related goals of this research include generating:

 - Monoclonal antibodies to RECAF molecules.
 - Anti-idiotypic antibody that binds to the RECAF molecule and destroys the tumor cell.

If, and only if, BIO KIN can successfully achieve these goals, can the Company then enter into the formal regulatory and clinical development of an antibody therapeutic for a variety of malignancies. At this stage, InNexus would then look to employ other companies with the necessary expertise to further develop the products and gain FDA product approvals.

                               THE NAME CHANGE
                             (ACTION NUMBER TWO)
                             -------------------

The Acquisition, among other things, provides for a change in the Company's name, from RJV Network Inc. to "ProtoKinetix, Inc." The Company feels that this Name Change will provide a better association of the post-acquisition Company with its primary business subsidiary.

The Name Change will require an amendment to the Company's Articles of Incorporation, which must be filed with the Secretary of State of Nevada to take effect.

The Company will also seek to change its stock ticker symbol from "RJVN" to a symbol more in line with its new name. The Company will most likely initiate this symbol change after the successful close of the Acquisition, and notice thereof will be provided to the shareholders, as appropriate.

              COVENANT NOT TO PERFORM A REVERSE STOCK SPLIT
                         (ACTION NUMBER FOUR)
                         --------------------

Also approved by way of the majority written consent was a covenant that once the Acquisition is closed, the Company cannot reverse-split its common stock for a period of two years without 100% shareholder approval.

Although the Company has no plans to make any such reverse-split of its shares, this feature was added to the Acquisition to protect current RJV shareholders from a reverse-split that might drastically reduce the number of shares held by each shareholder.

A reverse-split of stock effectively reduces the number of issued and outstanding shares and immediately reduce the number of shares held by each shareholder. In many instances, this procedure is used by a company as a means to increase the price per share for its stock without any corresponding increase in the market value of the company. Most often it is taken as a sign of a company that is "struggling" to keep its per share stock price up without necessarily making improvements in operations and/or the value of the company, which is the preferred means.

                                  OTHER MATTERS
                                  -------------

The Company and its board of directors do not know of any other matters that were recently approved or considered by the holders of a majority of the Company's outstanding stock, acting by majority written consent.

                             ADDITIONAL INFORMATION
                             ----------------------

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements, and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and information filed by the Company may be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and other information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

                              RISK FACTORS
                              ------------

Although the Acquisition and related Actions have been approved by way of majority written consent, there are many inherent risks associated with the Acquisition and related business plan of the new company, including those set forth below.

The new Company will be a newly formed venture that will be dependent on a new business strategy. The company's success will depend in part on its ability to deal with the many problems, expenses, and delays frequently associated with establishing a new business venture and developing new technology and strategy. BIO KIN has made no sales to date. Losses are likely before the BIO KIN's operations will become profitable. There can be no assurance that the BIO KIN's operations will ever prove profitable.

There is no assurance that the current funding needs will be fulfilled and additional sources of funding will be required in the future. There can be no assurance that such financing will be available to BIO KIN on attractive terms or at all.

           ADDITIONAL RISKS OF ACQUISITION / BIO KIN'S BUSINESS
           ----------------------------------------------------

RISKS OF ACQUISITION. An Agreement has been signed between RJV and BIO KIN and approved by way of majority written consent. The Acquisition has not yet closed, and until such time as the Acquisition is completed, there is always some risk that it may not close. Accordingly, there can be no assurances that the Acquisition will in fact be consummated.

EARLY STAGE BUSINESS. Once the Acquisition is consummated, RJV will own the BIO KIN business and assets. The BIO KIN business is an early stage business. BIO KIN has only two product bases to develop, both of which are still in early stage testing. Nothing is yet ready for commercial sale.

DEPENDENCE ON KEY PERSONNEL. RJV will, after closing the Acquisition and thereafter for the foreseeable future, be dependent on the skills of its management team. The loss of key personnel or an inability to attract, retain and motivate key personnel could adversely affect the business.

LACK OF ACTIVE PUBLIC MARKET. RJV Common Stock is currently listed for trading on the OTC Bulletin Board, but there has been limited trading. There is currently limited public trading market for RJV Common Stock, and there can be no assurance that the public market will continue or develop. Holders of RJV Common Stock may therefore have difficulty selling their stock. The OTC Bulletin Board is generally considered to be less efficient than securities markets such as or other national exchanges. Any market price for RJV Common Stock may not necessarily bear any relationship to its book value, assets, past operating results, financial condition or any other established criterion of value, and may not be indicative of the market price in the future. The market price may be volatile depending on business performance, industry dynamics, news announcements, changes in general economic conditions and other factors.

CONTROL BY PRINCIPAL STOCKHOLDERS. Once the transactions set forth within this Information Statement are completed, the surviving corporation's new directors, officers, and affiliates will own in the aggregate approximately 74% of the Company Common Stock outstanding. As a result of such ownership, the post-transaction directors, officers, and affiliates will be able to, and intend to, exercise substantially complete control of the surviving corporation's affairs, including electing additional directors of the surviving corporation. As a result of such control, a potential buyer may be deterred from trying to acquire the Company without consent of the surviving corporation officers and directors.

ACQUISITION; DILUTION. The trade price of the RJV/BIO KIN stock in the Acquisition was reached by negotiation between the parties. These prices or values are not necessarily based on any market price, appraised value, book value, or other objective measure of value. The existing shareholders of RJV will suffer dilution of voting power and of economic percentage ownership upon closing of the Acquisition and will experience further dilution with any other share issuance, including, but not limited to management option plans, that may be instituted by management.

ISSUANCE OF ADDITIONAL SHARES; SHARES ELIGIBLE FOR FUTURE SALE. It is likely that future financing of the BIO KIN business will be required, which will in turn require additional share issuance. Future issuance of stock for financing or other purposes could adversely affect any prevailing market price of the surviving corporation stock. The issuance of such securities will result in the dilution of the voting power and other rights of existing stockholders. After the close of the Acquisition, approximately 5,718,750 shares of RJV common stock will be unrestricted, and the 16,000,000 shares issued in exchange for the BIO KIN shares will be restricted securities that will be available for resale later, subject to Rule 144. As restricted securities become available for resale into the public market, it may be anticipated that the surviving corporation common stock will experience selling pressure, which may have the effect of depressing or reducing, perhaps significantly, the RJV common stock price in the market.

LACK OF DIVIDENDS. RJV/BIO KIN has not paid any dividends on their Common Stock to date and there are no plans for paying dividends on the common stock of the corporation in the foreseeable future.

MANY OF THE FOLLOWING RISKS REFER TO BIO KIN'S "PRODUCT" OR "PRODUCTS" BUT IT IS IMPORTANT TO AGAIN POINT OUT THAT BIO KIN HAS YET TO DEVELOP ANY "PRODUCT." RATHER, THE COMPANY HAS OBTAINED THE RIGHTS TO USE TWO
TECHNOLOGIES, GRANTED BY WAY OF THE AGREEMENTS WITH BIOCUREX AND INNEXUS, AS A FOUNDATION FROM WHICH TO DEVELOP POTENTIAL THE THERAPEUTICS AND DIAGNOSTICS WHICH ARE CRITICAL TO THE SUCCESS OF BIO KIN.

ADDITIONAL RISKS OF BIO KIN AS BIOTECHNOLOGY COMPANY

IF A PRODUCT IS DEVELOPED, IT WILL HAVE TO RECEIVE REGULATORY APPROVAL PRIOR TO GOING TO MARKET; IF WE DO NOT RECEIVE REGULATORY APPROVAL, WE WILL NOT BE ABLE TO MANUFACTURE AND MARKET OUR PRODUCTS

We have no current product(s) and no product has yet entered beginning or final clinical testing. We will be unable to manufacture and market our products without required regulatory approvals in the United States and other countries. The United States government and governments of other countries will extensively regulate many aspects of our products, including:

 - testing
 - manufacturing
 - promotion and marketing, and
 - exporting.

In the United States, the Food and Drug Administration regulates pharmaceutical products under the Federal Food, Drug, and Cosmetic Act and other laws, including, in the case of biologics, the Public Health Service Act. State regulations may also affect our proposed products.

EVEN IF WE ARE ABLE TO SUCCESSFULLY DEVEOP A POTENTIAL PRODUCT OR PRODUCTS, OUR PRODUCTS WILL REQUIRE SIGNIFICANT ADDITIONAL DEVELOPMENT, INCLUDING EXTENSIVE PRECLINICAL AND CLINICAL TESTING.

The FDA has substantial discretion in both the product approval process and manufacturing facility approval process and we cannot predict at what point, or whether, the FDA will be satisfied with any submissions we may have or whether the FDA will raise questions which may be material and delay or preclude product approval or manufacturing facility approval.

Given that regulatory review is an interactive and continuous process, BIO KIN may adopt a policy of limiting announcements and comments upon the specific details of the ongoing regulatory review of its products, subject to its obligations under the securities laws, until definitive action is taken.

BECAUSE WE HAVE YET TO DEVELOP OUR PRODUCTS AND THEY ARE STILL IN DEVELOPMENT AND WE HAVE LIMITED CASH AND INVESTMENT BALANCES, WE WILL REQUIRE SUBSTANTIAL ADDITIONAL FUNDS; WE CANNOT BE CERTAIN THAT FUNDS WILL BE AVAILABLE AND, IF NOT AVAILABLE, WE MAY HAVE TO TAKE ACTIONS WHICH COULD ADVERSELY AFFECT YOUR RIGHTS.

If adequate funds are not available, we may have to dilute or otherwise adversely affect the rights of existing shareholders, curtail or cease operations or, in extreme circumstances, file for bankruptcy protection. We expect to spend substantial funds in connection with:

 - research and development relating to our products and production technologies;
 - scale-up of our production capabilities;
 - extensive human clinical trials; and
 - protection of our intellectual property.

We continue to evaluate strategic alliances, potential partnerships and financing arrangements which would further strengthen our competitive position and provide additional funding. However, we cannot assure you that:

 - operations will generate meaningful funds;
 - additional agreements for product development funding can be reached;
 - strategic alliances can be negotiated; or
 - adequate additional financing will be available for us to finance our own development on acceptable terms, if at all.

BECAUSE ALL OF OUR PRODUCTS HAVE YET TO BE DEVELOPED, WE EXPECT TO SUSTAIN LOSSES IN THE FUTURE.

Because all of our products are yet to be developed, our marketing experience and expertise are limited. Consequently, we may be dependent to a large extent upon the marketing capabilities of partners we have yet to find. As of the date of this prospectus, we have not entered into any marketing agreements regarding our products. Although we continue to evaluate strategic alliances and potential partnerships, we cannot predict whether or when any such alliances or partnerships will be entered into.

IF WE DO BUSINESS INTERNATIONALLY, WE WILL BE SUBJECT TO ADDITIONAL POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTIES.

We cannot assure you that we will be able to successfully operate in any foreign market. We believe that, because the pharmaceutical industry is global in nature, international activities will be a significant part of our future business activities and that, when and if we are able to generate income, a substantial portion of that income will be derived from product sales and other activities outside the United States. Foreign regulatory agencies often establish standards different from those in the United States, and an inability to obtain foreign regulatory approvals on a timely basis could have an adverse effect on our business. International operations may be limited or disrupted by:

 - imposition of government controls;
 - export license requirements;
 - political or economic instability;
 - trade restrictions;
 - changes in tariffs;
 - restrictions on repatriating profits;
 - taxation; and
 - difficulties in staffing and managing international operations.

Also, our business may be adversely affected by fluctuations in currency exchange rates.

BECAUSE WE MAY ENGAGE IN HUMAN TESTING, WE MAY BE EXPOSED TO AN INCREASED RISK OF PRODUCT LIABILITY CLAIMS, WHICH WOULD HAVE AN ADVERSE EFFECT ON OUR BUSINESS.

The testing and marketing of medical products entails an inherent risk of allegations of product liability. We currently have no insurance for our clinical trials. We may seek to obtain insurance, if needed, if and when our products warrant; however, we cannot assure you that adequate insurance coverage will be available or be available at acceptable costs or that a product liability claim would not materially adversely affect our business.

BECAUSE WE HAVE NO HISTORY OF PROFITABILITY AND BECAUSE THE BIOTECHNOLOGY SECTOR HAS BEEN CHARACTERIZED BY HIGHLY VOLATILE STOCK PRICES, ANNOUNCEMENTS WE MAKE AND GENERAL MARKET CONDITIONS FOR BIOTECHNOLOGY STOCKS COULD RESULT IN A SUDDEN CHANGE IN THE VALUE OF OUR STOCK.

As a biopharmaceutical company, we will likely experience significant volatility in our common shares. Fluctuations in our operating results and general market conditions for biotechnology stocks could have a significant impact on the volatility of our common share price. Factors contributing to such volatility include:

 - results of preclinical studies and clinical trials;
 - evidence of the safety or effectiveness of our products;
 - announcements of new collaborations;
 - failure to enter into collaborations;
 - our funding requirements and the terms of our financing arrangements;
 - announcements of technological innovations or new indications for our products;
 - government regulations;
 - developments in patent or other proprietary rights; and
 - developments regarding other participants in the biotechnology and pharmaceutical industries.

OUR BUSINESS IS AT AN EARLY STAGE OF DEVELOPMENT AND SUBJECT TO MANY RISKS AND COSTS.

Our business is at an early stage of development. Our ability to produce any products that progress to and through clinical trials is subject to our ability to, among other things:

 - to have success with our research and development efforts;
 - select therapeutic compounds for development;
 - obtain the required regulatory approvals; and
 - manufacture and market resulting products.

Our products will require significant preclinical and clinical testing prior to regulatory approval in the United States and elsewhere. Our efforts may not result in a product that can be marketed. Because of the significant scientific, regulatory and commercial milestones that must be reached for any of our research programs to be successful, any program may be abandoned, even after significant resources have been expended.

We may never receive material revenues from product sales or if we do receive revenues, such revenues may not be sufficient to continue or expand our research activities and otherwise sustain our operations.

WE WILL NEED ADDITIONAL CAPITAL TO CONDUCT OUR OPERATIONS AND DEVELOP OUR PRODUCTS, AND OUR ABILITY TO OBTAIN THE NECESSARY FUNDING IS UNCERTAIN.

We intend to acquire additional funding through strategic collaborations, public or private equity financings, capital lease transactions or other financing sources that may be available. Additional financing may not be available on acceptable terms, or at all. Additional equity financings could result in significant dilution to stockholders. Further, in the event that additional funds are obtained through arrangements with collaborative partners, these arrangements may require us to relinquish rights to some of our technologies, product candidates or products that we would otherwise seek to develop and commercialize ourselves. If sufficient capital is not available, we may be required to delay, reduce the scope of or eliminate one or more of our research or development programs, each of which could have a material adverse effect on our business.

ANY PRODUCTS THAT MAY BE DEVELOPED MAY HAVE SERIOUS SIDE EFFECTS.

Compounds that we may identify and develop for use as therapeutics may prove to have undesirable and unintended side effects or other characteristics adversely affecting its safety or efficacy that would likely prevent or limit its commercial use. Accordingly, it may not be appropriate for us to proceed with clinical development, to obtain regulatory approval, or to market therapeutics and diagnostics for the treatment of cancer. If we abandon our research for cancer treatment for any of these reasons, or for other reasons, our business prospects would be materially and adversely affected.

THE PHARMACEUTICAL AND BIOTECHNOLOGY INDUSTRIES ARE INTENSELY COMPETITIVE.

We believe that other pharmaceutical and biotechnology companies and research organizations currently engage in or have in the past engaged in efforts related to protein-based therapeutics for cancer. In addition, other products and therapies that could compete directly with the products that we are seeking to develop and market currently exist or are being developed by pharmaceutical and biopharmaceutical companies and by academic and other research organizations.

Many companies are also developing alternative therapies to treat cancer and, in this regard, are competitors of ours. Many of the pharmaceutical companies developing and marketing these competing products have significantly greater financial resources and expertise than we do in:

 - research and development;
 - manufacturing;
 - preclinical and clinical testing;
 - obtaining regulatory approvals; and
 - marketing.

Smaller companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies. Academic institutions, government agencies and other public and private research organizations may also conduct research, seek patent protection and establish collaborative arrangements for research, clinical development and marketing of products similar to ours. These companies and institutions compete with us in recruiting and retaining qualified scientific and management personnel as well as in acquiring technologies complementary to our programs. There is also competition for access to libraries of compounds to use for screening. Should we fail to secure and maintain access to sufficiently broad libraries of compounds for screening potential targets, our business would be materially harmed.

In addition to the above factors, we expect to face competition in the following areas:

 - product efficacy and safety;
 - the timing and scope of regulatory consents;
 - availability of resources, including personnel;
 - reimbursement coverage;
 - price; and
 - patent position, including potentially dominant patent positions of others.

As a result of the foregoing, our competitors may develop more effective or more affordable products, or achieve earlier patent protection or product commercialization than we do. Most significantly, competitive products may render the products that we develop obsolete.

ENTRY INTO CLINICAL TRIALS WITH ONE OR MORE PRODUCTS MAY NOT RESULT IN ANY COMMERCIALLY VIABLE PRODUCTS.

We may not generate any significant revenues from product sales for a period of several years. We may never generate revenues from product sales or become profitable because of a variety of risks inherent in our business, including risks that:

 - clinical trials may not demonstrate the safety and efficacy of our products;
 - completion of clinical trials may be delayed, or costs of clinical trials may exceed anticipated amounts;
 - we may not be able to obtain regulatory approval of our products, or may experience delays in obtaining such approvals;
 - we may not be able to manufacture our drugs economically on a commercial scale;
 - we and our licensees may not be able to successfully market our products;
 - physicians may not prescribe our products, or patients may not accept such products; and
 - others may have proprietary rights which prevent us from marketing our products.

IMPAIRMENT OF OUR INTELLECTUAL PROPERTY RIGHTS MAY LIMIT OUR ABILITY TO PURSUE THE DEVELOPMENT OF OUR INTENDED TECHNOLOGIES AND PRODUCTS.

Our success will depend on our ability to obtain and enforce patents for our discoveries and licenses; however, legal principles for biotechnology patents in the United States and in other countries are not firmly established and the extent to which we will be able to obtain patent coverage is uncertain.

Protection of our proprietary compounds and technology is critically important to our business. Our success will depend in part on our ability to obtain and enforce our patents and maintain trade secrets, both in the United States and in other countries. The patent positions of pharmaceutical and biopharmaceutical companies, including ours, are highly uncertain and involve complex legal and technical questions. We may not continue to develop products or processes that are patentable, and it is possible that patents will not issue from any of our pending applications, including allowed patent applications. Further, our current patents, or patents that issue on pending applications, may be challenged, invalidated or circumvented, and our current or future patent rights may not provide proprietary protection or other advantages to us. In the event that we are unsuccessful in obtaining and enforcing patents, our business would be negatively impacted.

Patent applications in the United States are maintained in secrecy until patents issue. Publication of discoveries in the scientific or patent literature tends to lag behind actual discoveries by at least several months and sometimes several years. Therefore, the persons or entities that we or our licensors name as inventors in our patents and patent applications may not have been the first to invent the inventions disclosed in the patent applications or patents, or file patent applications for these inventions. As a result, we may not be able to obtain patents from discoveries that we otherwise would consider patentable and that we consider to be extremely significant to our future success.

Patent prosecution or litigation may also be necessary to obtain patents, enforce any patents issued or licensed to us or to determine the scope and validity of our proprietary rights or the proprietary rights of another. We may not be successful in any patent prosecution or litigation. Patent prosecution and litigation in general can be extremely expensive and time consuming, even if the outcome is favorable to us. An adverse outcome in a patent prosecution, litigation or any other proceeding in a court or patent office could subject our business to significant liabilities to other parties, require disputed rights to be licensed from other parties or require us to cease using the disputed technology.

IF WE FAIL TO MEET OUR OBLIGATIONS UNDER LICENSE AGREEMENTS, WE MAY FACE LOSS OF OUR RIGHTS TO KEY TECHNOLOGIES ON WHICH OUR BUSINESS DEPENDS.

Our business depends on our core technologies, each of which is based on patents and/or technologies licensed from third parties. Those third-party license agreements impose obligations on us, such as payment obligations and obligations to diligently pursue development of commercial products under the licensed patents. If a licensor believes that we have failed to meet our obligations under a license agreement, the licensor could seek to limit or terminate our license rights, which would most likely lead to costly and time-consuming litigation. During the period of any such litigation our ability to carry out the development and commercialization of potential products could be significantly and negatively affected. If our license rights were ultimately lost, our ability to carry on our business based on the affected technology platform would be severely affected.

WE MAY BE SUBJECT TO LITIGATION THAT WILL BE COSTLY TO DEFEND OR PURSUE AND UNCERTAIN IN ITS OUTCOME.

Our business may bring us into conflict with our licensees, licensors, or others with whom we have contractual or other business relationships, or with others whose interests differ from ours. If we are unable to resolve those conflicts on terms that are satisfactory to all parties, we may become involved in litigation brought by or against us. That litigation is likely to be expensive and may require a significant amount of our time and attention, at the expense of other aspects of our business. The outcome of litigation is always uncertain, and in some cases could include judgments against us that require us to pay damages, enjoin us from certain activities, or otherwise affect our legal or contractual rights, which could have a significant effect on our business.

Our commercial success depends significantly on our ability to operate without infringing patents and proprietary rights of others. Our technologies may infringe the patents or proprietary rights of others. In addition, we may become aware of discoveries and technology controlled by third parties that are advantageous to our research programs. In the event our technologies do infringe on the rights of others or we require the use of discoveries and technology controlled by third parties, we may be prevented from pursuing research, development or commercialization of potential products or may be required to obtain licenses to these patents or other proprietary rights or develop or obtain alternative technologies. We may not be able to obtain alternative technologies or any required license on commercially favorable terms, if at all. If we do not obtain the necessary licenses or alternative technologies, we may be delayed or prevented from pursuing the development of some potential products. Our failure to obtain alternative technologies or a license to any technology that we may require to develop or commercialize our products will significantly and negatively affect our business.

Patent law relating to the scope and enforceability of claims in the technology fields in which we operate is still evolving, and the degree of future protection for any of cur proprietary rights is highly uncertain. In this regard, patents may not issue from any of our patent applications or patents may be found to be invalid by a court. In addition, our success may become dependent on our ability to obtain licenses for using the patented discoveries of others. Furthermore, others may independently develop similar or alternative technologies, duplicate cur technologies or design around the patented technologies we have developed. In the event that we are unable to acquire licenses to critical technologies that we cannot patent ourselves, we may be required to expend significant time and resources to develop alternative technology, and we may not be successful in this regard. If we cannot acquire or develop the necessary technology, we may be prevented from pursuing some of our business objectives. Any of these events could materially harm our business.

MUCH OF THE INFORMATION AND KNOW-HOW THAT IS CRITICAL TO OUR BUSINESS MAY NOT BE PATENTABLE AND WE MAY NOT BE ABLE TO PREVENT OTHERS FROM OBTAINING THIS INFORMATION AND ESTABLISHING SIMILAR ENTERPRISES.

We may sometimes rely on trade secrets to protect our proprietary technology, especially in circumstances in which patent protection is not believed to be appropriate or obtainable. We attempt to protect our proprietary technology in part by confidentiality agreements with our employees, consultants, collaborators and contractors. We cannot assure you that these agreements will not be breached, that we would have adequate remedies for any breach, or that our trade secrets will not otherwise become known or be independently discovered, any of which would harm our business significantly.

WE DEPEND ON OUR COLLABORATORS TO HELP US COMPLETE THE PROCESS OF DEVELOPING AND TESTING OUR PRODUCTS AND OUR ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS MAY BE IMPAIRED OR DELAYED IF OUR COLLABORATIVE PARTNERSHIPS ARE UNSUCCESSFUL.

Our strategy for the development, clinical testing and commercialization of our products requires entering into collaborations with corporate partners, licensors, licensees and others. We are dependent upon the subsequent success of these other parties in performing their respective responsibilities and the continued cooperation of our partners. Our collaborators may not cooperate with us or perform their obligations under our agreements with them. We cannot control the amount and timing of our collaborators~ resources that will be devoted to our research activities related to our collaborative agreements with them. Our collaborators may choose to pursue existing or alternative technologies in preference to those being developed in collaboration with us.

We rely extensively and have relationships with scientific advisors at academic and other institutions, some of whom conduct research at our request. These scientific advisors are not our employees and may have commitments to, or consulting or advisory contracts with, other entities that may limit their availability to us. We have limited control over the activities of these advisors and, except as otherwise required by our collaboration and consulting agreements, can expect only limited amounts of their time to be dedicated to our activities. If our scientific advisors are unable or refuse to contribute to the development of any of our potential discoveries, our ability to generate significant advances in our technologies will be significantly harmed.

THE LOSS OF KEY PERSONNEL COULD SLOW OUR ABILITY TO CONDUCT RESEARCH AND DEVELOP PRODUCTS.

Our future success depends to a significant extent on the skills, experience and efforts of our executive officers and key members of our partners and scientific staff. We, or our partners, may be unable to retain our current personnel or attract or assimilate other highly qualified management and scientific personnel in the future. The loss of any or all of these individuals could harm our business and might significantly delay or prevent the achievement of research, development or business objectives.

We also rely on consultants and advisors, including the members of our Scientific Advisory Board, who assist us in formulating our research and development strategy. We may not be able to attract and retain these individuals on acceptable terms. Failure to do so would materially harm our business.

WE MAY NOT BE ABLE TO OBTAIN OR MAINTAIN SUFFICIENT INSURANCE ON COMMERCIALLY REASONABLE TERMS OR WITH ADEQUATE COVERAGE AGAINST POTENTIAL LIABILITIES IN ORDER TO PROTECT OURSELVES AGAINST PRODUCT LIABILITY CLAIMS.

Our business exposes us to potential product liability risks that are inherent in the testing, manufacturing and marketing of human therapeutic and diagnostic products. We may become subject to product liability claims if the use of our products is alleged to have injured subjects or patients. This risk exists for products tested in human clinical trials as well as products that are sold commercially. We currently have no clinical trial liability insurance and we may not be able to obtain and maintain this type of insurance for any of our clinical trials. In addition, product liability insurance is becoming increasingly expensive. As a result, we may not be able to obtain or maintain product liability insurance in the future on acceptable terms or with adequate coverage against potential liabilities which could have a material adverse effect on us.

BECAUSE WE, OR OUR COLLABORATORS, MUST OBTAIN REGULATORY APPROVAL TO MARKET OUR PRODUCTS IN THE UNITED STATES AND FOREIGN JURISDICTIONS, WE CANNOT PREDICT WHETHER OR WHEN WE WILL BE PERMITTED TO COMMERCIALIZE OUR PRODUCTS.

Federal, state and local governments in the United States and governments in other countries have significant regulations in place that govern many of our activities. The preclinical testing and clinical trials of the products that we develop ourselves or that our collaborators develop are subject to extensive government regulation and may prevent us from creating commercially viable products from our discoveries. In addition, the sale by us, or our collaborators, of any commercially viable product will be subject to government regulation from several standpoints, including the processes of:

  - manufacturing;
  - advertising and promoting;
  - selling and marketing;
  - labeling; and
  - distributing.

WE MAY NOT OBTAIN REGULATORY APPROVAL FOR THE PRODUCTS WE DEVELOP AND OUR COLLABORATORS MAY NOT OBTAIN REGULATORY APPROVAL FOR THE PRODUCTS THEY DEVELOP. REGULATORY APPROVAL MAY ALSO ENTAIL LIMITATIONS ON THE INDICATED USES OF A PROPOSED PRODUCT. BECAUSE CERTAIN OF OUR PRODUCT CANDIDATES INVOLVE THE APPLICATION OF NEW TECHNOLOGIES AND MAY BE BASED UPON A NEW THERAPEUTIC APPROACH, SUCH PRODUCTS MAY BE SUBJECT TO SUBSTANTIAL ADDITIONAL REVIEW BY VARIOUS GOVERNMENT REGULATORY AUTHORITIES, AND, AS A RESULT, WE MAY OBTAIN REGULATORY APPROVALS FOR SUCH PRODUCTS MORE SLOWLY THAN FOR PRODUCTS BASED UPON MORE CONVENTIONAL TECHNOLOGIES. IF, AND TO THE EXTENT THAT, WE ARE UNABLE TO COMPLY WITH THESE REGULATIONS, OUR ABILITY TO EARN REVENUES WILL BE MATERIALLY AND NEGATIVELY IMPACTED.

The regulatory process, particularly for biopharmaceutical products like ours, is uncertain, can take many years and requires the expenditure of substantial resources. Any product that we, or our collaborative partners, develop must receive all relevant regulatory agency approvals or clearances, if any, before it may be marketed in the United States or other countries. Generally, biological drugs and non-biological drugs are regulated more rigorously than medical devices. In particular, human pharmaceutical therapeutic products are subject to rigorous preclinical and clinical testing and other requirements by the Food and Drug Administration in the United States and similar health authorities in foreign countries. The regulatory process, which includes extensive preclinical testing and clinical trials of each product in order to establish its safety and efficacy, is uncertain, can take many years and requires the expenditure of substantial resources.

Data obtained from preclinical and clinical activities is susceptible to varying interpretations t at could delay, limit or prevent regulatory agency approvals or clearances. In addition, delays or rejections may be encountered as a result of changes in regulatory agency policy during the period of product development and/or the period of review of any application for regulatory agency approval or clearance for a product. Delays in obtaining regulatory agency approvals or clearances could:

  - significantly harm the marketing of any products that we or our collaborators develop;
  - impose costly procedures upon our activities or the activities of our collaborators;
  - diminish any critical advantages that we or our collaborative partners may attain; or
  - adversely affect our ability to receive royalties and generate revenues and profits.

Even if we commit the necessary time and resources, economic and otherwise, the required regulatory agency approvals or clearances may not be obtained for any products developed by or in collaboration with us. If regulatory agency approval or clearance for a new product is obtained, this approval or clearance may entail limitations on the indicated uses for which it may be marketed that could limit the potential commercial use of the product. Furthermore, approved products and their manufacturers are subject to continual review, and discovery of previously unknown problems with a product or its manufacturer may result in restrictions on the product or manufacturer, including withdrawal of the product from the market. Failure to comply with regulatory requirements can result in severe civil and criminal penalties, including but not limited to:

  - recall or seizure of products;
  - injunction against manufacture, distribution, sales and marketing; and
  - criminal prosecution.

The imposition of any of these penalties could significantly impair our business, financial condition and results of operations.

TO BE SUCCESSFUL, OUR PRODUCTS MUST BE ACCEPTED BY THE HEALTH CARE COMMUNITY, WHICH CAN BE VERY SLOW TO ADOPT OR UNRECEPTIVE TO NEW TECHNOLOGIES AND PRODUCTS.

Our products and those developed by our collaborative partners, if approved for marketing, may not achieve market acceptance since physicians, patients or the medical community in general may decide to not accept and utilize these products. The products that we are attempting to develop may represent substantial departures from established treatment methods, drugs, and therapies manufactured and marketed by major pharmaceutical companies. The degree of market acceptance of any of our developed products will depend on a number of factors, including:

  - our establishment and demonstration to the medical community of the clinical efficacy and safety of our product candidates;
  - our ability to create products that are superior to alternatives currently on the market;
  - our ability to establish in the medical community the potential advantage of our treatments over alternative treatment methods; and
  - reimbursement policies of government and third-party payors.

   If the health care community does not accept our products for any of the foregoing reasons, or for any other reason, our business would be materially harmed.

THE REIMBURSEMENT STATUS OF NEWLY-APPROVED HEALTH CARE PRODUCTS IS UNCERTAIN AND FAILURE TO OBTAIN REIMBURSEMENT APPROVAL COULD SEVERELY LIMIT THE USE OF OUR PRODUCTS.

Significant uncertainty exists as to the reimbursement status of newly approved health care products, including pharmaceuticals. If we fail to generate adequate third party reimbursement for the users of our potential products and treatments, then we may be unable to maintain price levels sufficient to realize an appropriate return on our investment in product development.

In both domestic and foreign markets, sales of our products, if any, will depend in part on the availability of reimbursement from third-party payors, examples of which include:

  - government health administration authorities;
  - private health insurers;
  - health maintenance organizations; and
  - pharmacy benefit management companies.

Both federal and state governments in the United States and foreign governments continue to propose and pass legislation designed to contain or reduce the cost of health care through various means. Legislation and regulations affecting the pricing of pharmaceuticals and other medical products may change or be adopted before any of our potential products are approved for marketing. Cost control initiatives could decrease the price that we receive for any product we may develop in the future. In addition, third-party payors are increasingly challenging the price and cost-effectiveness of medical products and services and any of our potential products and treatments may ultimately not be considered cost effective by these third parties. Any of these initiatives or developments could materially harm our business.

                                     ITEM 2.
                                     -------

                    STATEMENT THAT PROXIES ARE NOT SOLICITED
                    ----------------------------------------

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY


                                     ITEM 3.
                                     -------

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Actions by Written Consent and the proposed amendment to RJV's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                                    ITEM 4.
                                    -------

                        PROPOSALS BY SECURITY HOLDERS

Under the SEC's proxy statement rules, shareholder proposals that meet specified conditions may be included in our proxy statement and proxy for our 2004 annual meeting. Shareholders intending to present a proposal at our 2004 annual meeting must submit the proposal no later than December 20, 2003 for the proposal to be considered for inclusion in our proxy materials for that meeting. In addition, shareholders desiring to bring proposals before the annual meeting that will not be included in the proxy materials must do so in accordance with the advance notice provisions and other applicable provisions set forth in our bylaws. Our bylaws provide, among other things, that notice of the proposed business must be received by the Company at least 90 days and not more than 120 days prior to the anniversary date of the prior year's annual meeting. Accordingly, shareholders who intend to present proposals at the 2004 annual meeting that will not be included in our proxy materials must provide to the Company written notice of the business they wish to propose no later than February 2004 and no sooner than January 2004, assuming the annual meeting is held in May 2004. However, our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal's inclusion in our proxy materials or presentation at the 2004 annual meeting, because there are other requirements in the proxy rules. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC's proxy statements rules, state law, and or bylaws.

Shareholder proposals should be directed to our President, RJV Network, Inc., 10655 NE 4th Street, Suite 300, Bellevue, WA 98004.

                                    ITEM 5.
                                    -------

        DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Be advised that only one Information Statement will be delivered to any security holders sharing an address unless RJV has received contrary instructions from one or more of those security holders.

Should any security holder sharing an address desire to receive a separate copy of this Information Statement, the Company will deliver a separate copy promptly upon written or oral request by the security holder. Any such requests should be directed to our President at RJV Network, Inc., 10655 NE 4th Street, Suite 300, Bellevue, WA 98004, or by way of a phone call to (425) 267-1194 requesting such mailing.

In addition, if security holders sharing an address are receiving multiple copies of the materials and desire to receive only one copy thereof, they should also notify the Company, per the above instructions, and request that only one copy be provided.

                             ADDITIONAL INFORMATION
                             ----------------------

Additional information concerning RJV, including its Form 10-KSB statement and previously filed information regarding the Action as filed with the Company's PRE14A filings , which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov and are incorporated herein by reference.

                                 EXHIBIT A
                                 ---------

           ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION

This Acquisition Agreement ("Agreement"), effective as of January 1, 2003, is made by and between RJV Network, Inc. ("RJV" or "BUYER"), the acquiring entity, on the one hand, and Bio Kinetix Research, Inc. ("BIO-KIN"), the entity being acquired, and all the shareholders of BIO-KIN (the "SELLERS" or "BIO-KIN Shareholder(s)"), as listed on attached Exhibit A, on the other hand.

Recitals

WHEREAS, BIO-KIN has developed certain business plans, strategies, and strategic business relationships (the "BIO-KIN Business Plan"); and WHEREAS, BIO-KIN and the SELLERS are desirous to merge BIO-KIN (the "Merger") with a company that is listed on the OTC Bulletin Board ("OTC-BB") and is established as a public reporting company with the United States Securities and Exchange Commission ("SEC") in a transaction meant to qualify as a "tax-free" reorganization under section 368 (a) (1) (A) of the Internal Revenue Code of 1986, as amended; and,

WHEREAS, RJV is a publicly traded company listed on the OTC-BB that has established itself as a reporting company with the SEC; and,

WHEREAS, RJV is desirous of entering into a reverse acquisition of BIO-KIN in order to pursue the BIO-KIN Business Plan thus far established; and,

WHEREAS, the parties hereto desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and also to prescribed conditions to the Merger.
Agreement

NOW, WHEREFORE, in consideration of the representations, warranties, agreements, and mutual covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

1. EXCHANGE OF STOCK

1.1 Number of Shares. Each BIO-KIN Shareholder agrees to transfer to RJV at the Closing (defined below), the number of shares of common stock of BIO-KIN, no par value per share, shown opposite his or her name in Exhibit A in exchange for the number of common stock of RJV (RJV Shares), $0.0000l3 par
value, as shown against his name in Exhibit A.   The aggregate number of
shares in BIO-KIN (BIO-KIN Shares) to be transferred to RJV shall be 16,000,000 and the aggregate number of RJV Shares to be issued to BIO-KIN Shareholders in exchange for the BIO-KIN Shares shall be 16,000,000 RJV Shares, $0.0000l3 par value, as provided in paragraph 1.5 below.
1.2 Exchange of Certificates. Each and every holder of an outstanding certificate or certificates theretofore representing shares of BIO-KIN common stock shall surrender such certificate(s) for cancellation to RJV, and shall receive in exchange a certificate or certificates representing the number of full shares of RJV Shares into which the shares of BIO-KIN common stock represented by the certificate or certificates so surrendered shall have been converted. The transfer of BIO-KIN shares by the BIO-KIN Shareholder(s) shall be effected by the delivery to RJV at the Closing of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank. The BIO-KIN Shares transferred herein shall represent all the issued and outstanding shares of BIO-KIN, including all warrants, options, stock rights and all other securities of BIO-KIN owned by the Shareholder, if any.
1.3 Fractional Shares. Fractional shares of RJV Shares shall not be issued, but in lieu thereof RJV shall round up fractional shares to the next highest whole number.
1.4 Further Assurances. At the Closing and from time to time thereafter, the BIO-KIN Shareholders shall execute such additional instruments and take such other action as may be required to sell, transfer, and assign the transferred stock to RJV and to confirm RJV' title thereto.
1.5 Securities Exchanged. The securities of BIO-KIN owned by each BIO-KIN Shareholder, and the relative securities of RJV for which they will be exchanged, as at the date hereof, are set out in Exhibit A
1.6 Shares Cancelled. All but 20,000 shares, in aggregate, of the total RJV common shares held by the current officers and directors of RJV shall be cancelled at the Closing.
1.7 Securities Outstanding After Closing. Immediately following the Closing, there will be issued and outstanding in RJV, 21,738,750 common shares, par value $0.00013. The respective shareholdings of the directors, shareholders each holding more than 10% of the total issued and paid-up share capital of RJV (Affiliate), and the key management employees of BIO-KIN at Closing will be as set out in Exhibit 3.

2. EXCHANGE OF OTHER SECURITIES.

2.1 Save in respect of the BIO-KIN Shares, there are no outstanding warrants, options, stock rights, or other securities of BIO-KIN that are subject to exchange under Sections 1.1 and 1.5.

3. CLOSING.

3.1 The closing contemplated herein (Closing) shall be held on such date falling on or before April 30, 2003 as the parties may agree at the offices of BIO-KIN at Suite 1500-885 West Georgia Street, Vancouver, BC V6C 3E8, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.
3.2 Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.
3.3 The Merger. Subject to the terms and conditions of this Agreement, upon the Closing BIC-KIN shall be acquired by and become a wholly owned subsidiary of RJV in accordance with the General Corporate Law of the State of Nevada.
3.4 Filings. Upon the Closing, RJV will file, or caused to be filed, if and where necessary, articles of merger and make and/or cause to be made all other filings or recordings required by Nevada Law in connection with the Merger with the Secretary of State of Nevada, which articles of merger and other filings and recordings shall be in the form required by and executed in accordance with the applicable provisions of Nevada Law. The Merger shall become effective at the time the articles of merger for such Merger are duly filed with the Secretary of State of Nevada or at such later time as may be designated in the articles of merger, if any
3.5 Directors and Officers. From and after the Closing, until successors are duly elected or appointed and qualified in accordance with applicable law, Dr. John Todd, Mike Muzylowski, Dick Richards, and Fred Whitaker shall be the elected directors of RJV.
3.6 No Roll-Back of Shares.  From and after Closing, RJV shall not roll-back
or reverse-split its   shares for a period two years without the approval of
shareholders representing 100% of the then issued and outstanding shares.
3.7 No Registration of Shares for Sale. For a period of one year from the date of Closing, RJV shall not register, or have registered on its behalf, with the SEC, any shares of RJV (or the Surviving Entity) common stock for public sale.

4. UNEXCHANGED CERTIFICATES.

Until surrendered, each outstanding certificate that prior to the Closing represented BIO-KIN common stock shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of RJV common stock into which it was converted. No dividend or other distribution shall be paid to the holders of certificates of BIO-KIN common stock until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

5. REPRESENTATIONS AND WARRANTIES OF BIO-KIN BIO-KIN represents and warrants the following:

5.1 Corporate Status. BIO-KIN is a corporation duly organized, validly existing, and in good standing under the laws of the Province of Alberta, Canada and is licensed or qualified as a foreign corporation in all jurisdictions in which it carries on business and in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary
5.2 Capitalization. The authorized capital stock of BIO-KIN consists of an unlimited number of shares of common stock, no par value, of which 16,000,000 shares are issued and outstanding, all duly authorized, validly issued, fully paid and non-assessable. BIO-KIN has not issued or granted, or agreed to issue or grant, any warrants, options, stock rights or other securities.
5.3 Subsidiaries. BIO-KIN holds interest in no subsidiaries.
5.4 Financial Statements. All financial statements of BIO-KIN from its inception to and including the close as of December 31, 2002, and including audited financial statements if available, were, or will be by the Close, furnished to RJV and such statements accurately and fairly present the financial position of BIO-KIN as of the respective dates of such financial statements, and the results of its operations for the respective periods indicated computed on the basis used for filing BIO-KIN's federal tax returns, consistently applied. BIO-KIN will deliver to RJV, within 45 days following the Closing, audited financial statements for the period from inception through December 31, 2002.
5.5 Undisclosed Liabilities. BIO-KIN has no liabilities of any nature, except to the extent indicated on Exhibit C, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due.
5. Litigation. There is no litigation or proceeding pending, or to BIO-KIN's knowledge threatened, against or relating to BIO-KIN, its properties or business.
5.7 Contracts. BIO-KIN is not a party to any material contracts other than those listed on Exhibit B.
5.8 No Violation. Execution of this Agreement and performance by BIO-KIN hereunder will have been duly authorized by all requisite corporate action on the part of BIO-KIN, and this Agreement constitutes a valid and binding obligation of BIO-KIN, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of BIO-KIN is subject or by which BIO-KIN is bound.
5.9 Taxes. BIO-KIN has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. BIO-KIN has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of BIO-KIN and are reflected in the financial statements furnished hereto.
5.10 Corporate Authority. BIO-KIN has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder
5.11 Access to Records. From the date of this Agreement to the Closing, BIO-KIN will, subject to the obligation of RJV in paragraph 7.15 below, (1) give to RJV and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that RJV may inspect and audit them and (2) furnish such information concerning BIO-KIN's properties and affairs as RJV may reasonably request.
5.12 Confidentiality. Until the Closing (and permanently if there is no Closing), BIO-KIN and the BIO-KIN Shareholder(s) will keep confidential any information that they obtain from RJV concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, BIO-KIN and the BIO-KIN Shareholder will return to RJV all written matter with respect to RJV obtained by them in connection with the negotiation or consummation of this Agreement
5.13 Compliance with Securities Laws. Now and following the Business Combination, as applicable, BIO-KIN represents and warrants that:
A. BIO-KIN and its affiliates will at all times observe and comply with Federal and State securities laws, rules and regulations incident to the issuance and trading of the securities of RJV and will take all steps reasonably required within its control to prohibit any persons, whether or not affiliated with BIO-KIN, from engaging in any transactions in contravention of such laws, rules and regulations.
B. BIO-KIN and its affiliates will furnish all information and documents concerning it and its affiliates required for the preparation and filing of a Form 8-K and Form 10Q by RJV and will assure that such information is complete and accurate and does not contain any material misstatement or omit any material information. Toward that end, BIO-KIN and its affiliates will timely provide all requested information and documents, including officers' and directors' questionnaires.
C. BIO-KIN and its affiliates will not at any time knowingly engage in any activity which would constitute a prohibited market manipulation of the securities of RJV and will take all steps reasonably required within its control to prohibit any officer, director, other affiliate, agent or employee from engaging in such conduct.
D. For not less than 36 months following the Close, RJV will timely make all required Federal, state and other filings necessary to allow the public trading of the Company's securities and, if the Company's securities are then quoted on the Stock Market or listed on any regional or national exchange, will take all actions necessary to maintain such status for the Company's securities.

6. REPRESENTATIONS AND WARRANTIES OF THE BIO-KIN SHAREHOLDERS.

The BIO-KIN Shareholders, represent and warrant as follows:

6.1 Title to Shares. Each BIO-KIN Shareholder is the owner, free and clear of any liens and encumbrances, of the number of BIO-KIN shares which are listed in Exhibit A and which he has contracted to exchange and which together represent all the issued and outstanding shares of BIO-KIN.
6.2 Litigation. There is no litigation or proceeding pending, or to the BIO-KIN Shareholder's knowledge threatened, against or relating to shares of BIO-KIN held by the BIO-KIN Shareholder.
6.3 No Approval. The BIO-KIN Shareholders understand that the shares to be received from RJV have not been approved or disapproved by the SEC or any state securities agencies.
6.4 Investment Intent. BIO-KIN Shareholders are acquiring the RJV common shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of the Securities Act, the Exchange Act, or any other applicable state securities acts.
6.5 Speculative Nature. BIO-KIN Shareholders understand the speculative nature and risks associated with RJV and confirm that RJV Shares are suitable and consistent with his or her investment program and that his or her financial position enables him or her to bear the risks of this investment and that there may not be any public market for RJV Shares.
6.6 Information. BIO-KIN Shareholders have been provided with all the information requested of RJV and with all information needed by them to make an informed decision with respect to the RJV Common Shares.

7. REPRESENTATIONS AND WARRANTIES OF RJV.

RJV represents and warrants as follows:
7.l Corporate Status. RJV is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.
7.2 Capitalization. The authorized capital stock of RJV consists of 75,000,000 shares of common stock, $0.000013 par value per share, of which 15,093,750 shares are issued and outstanding, all fully paid and non-assessable.
7.3 Subsidiaries. RJV has no subsidiaries.
7.4 Public Company. RJV filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, a registration statement on Form 10-SB and received clearance from the SEC on its FORM 10-SB during August, 2001, voluntarily registering as a publicly reporting company.
7.5 Public Filings. RJV has timely filed all reports required to be filed by it under Section 13 of the Securities Exchange Act of 1934.
7.6 Financial Statements. The unaudited financial statements of RJV as of September 30, 2002 and the audited financial statements of RJV as of December 31, 2001, or such other period as are acceptable to BIO-KIN ("RJV's Financial Statements"), and furnished to BIO-KIN are correct and fairly present the financial condition of RJV as of the dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied.
7.7 Undisclosed Liabilities. RJV had no liabilities of any nature except to the extent reflected or reserved against in RJV's Financial Statements, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and R3\7's accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in RJV's Financial Statements.
7.8 Absence of Material Changes. Between the date of RJV's Financial Statements and the date of Closing, there have not been, except as set forth in a list certified by the president of RJV and delivered to BIO-KIN, (1) any changes in RJV's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to RJV's property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of RJV's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any such stock; (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees; or (5) any other changes which may have a material adverse effect on RJV's financial position, condition, business or operations.
7.9 Litigation. There is no litigation or proceeding pending, or to RJV's knowledge threatened, against or relating to RJV, its properties or business, except as set forth in a list certified by the president of RJV and delivered to BIO-KIN.
7.10 Contracts. RJV is not a party to any material contract other than those listed on Exhibit D attached hereto.
7.11 No Violation. Execution of this Agreement and performance by RJV hereunder has been, or will be by Closing, duly authorized by all requisite corporate action on the part of RJV, and this Agreement constitutes a valid an~ binding obligation of RJV, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of RJV is subject or by which RJV is bound.
7.12 Taxes. RJV has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. RJV has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of RJV and are reflected in the financial statements furnished hereto. There is no action, suit, proceeding, investigation, audit or claim now proposed or pending against or threatened, with respect to RJV in respect of any tax obligation, there are no liens for taxes upon the assets of RJV and RJV has not requested any extension of time within which to file any return.
7.13 Title to Property. RJV has good and marketable title to all properties and assets, real and personal, reflected in RJV's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and RJV's properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists. The properties and assets of RJV described in RJV's Financial Statements are the only properties or assets required for RJV to carry on its business, as such business has been represented to BIO-KIN and the BIO-KIN Shareholders.
7.14 Corporate Authority. RJV has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.
7.15 Confidentiality. Until the Closing (and permanently if there is no Closing), RJV and its representatives will keep confidential any information, except that information needed to be filed in 14A filings with the SEC, they obtain from BIO-KIN concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, RJV will return to BIO-KIN all written matter with respect to BIO-KIN obtained by it in connection with the negotiation or consummation of this Agreement.
7.16 Investment Intent. RJV is acquiring the BIO-KIN shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, and RJV has no commitment or present intention to sell or otherwise dispose of its stock.
7.17 No Approval and Access to Information. RJV understands that the shares to be received from BIO-KIN Shareholders have not been registered with or reviewed and approved or disapproved by the SEC or any state securities agencies, and no federal or state securities law administrator has reviewed or approved any disclosure or other material concerning BIO-KIN or BIO-KIN Shares. Buyer has been provided with and reviewed all information concerning BIO-KIN and the BIO-KIN Shares as it has deemed necessary or appropriate as a prudent and knowledgeable investor to enable it to make an informed investment decision concerning the BIO-KIN Shares.
7.19 Suppliers and Customers. Save as disclosed in Exhibit E, there are no suppliers and the customers that are material to the business of RJV. The Merger will not affect the relationship of RJV with any supplier or customer.
7.19 Insurance. Exhibit F sets forth a list of all insurance policies held by or on behalf of RJV. Such policies are valid and binding in accordance with their terms, are in full force and effect, and insure against risks and liabilities to an extent and in a manner customary in the industry in which RJV operates. All premiums have been paid in full. RJV has not received any notice from any of its insurance carriers that any insurance premiums will be materially increased in the future or that any insurance coverage listed in Exhibit F will not be available in the future on substantially the same terms as now in effect
7.20 Key Management Employees. Exhibit G sets forth (a) the name and total compensation of each key management employee of the RJV and (b) the name and total compensation of each other employee, consultant, agent or other representative of RJV. Save as disclosed in Exhibit G, there is no accrual for, or any commitment or agreement by RJV to pay wage and salary and any other direct or indirect compensation increases, bonuses or pay.
7.21 Receivables. All accounts and notes receivable are reflected on RJV's Financial Statements, and all accounts and notes receivable arising subsequent to the date of RJV's Financial Statements: (a) have arisen in RJV1s ordinary course of business; and (b) subject only to a reserve for bad debts computed in a manner consistent with past practice and reasonably estimated to reflect the probable results of collection, have been collected or are collectible in RJV's ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms.
7.22 Intangible Property. Save as disclosed in Exhibit H, RJV does not own any patents, trademarks, copyrights, service marks and trade names or has made any applications for any of the foregoing. There are no other patents, trademarks, copyrights, service marks or trade names that are material to RJV's business as presently conducted or as being developed. RJV owns, or is licensed or otherwise has the full right to use, all patents, trademarks, trade names, service names, copyrights, technology, know-how and processes ("Intellectual Property Rights") used in or necessary for the conduct of its business and which are material thereto. The business conducted by RJV does not conflict with or infringe any valid Intellectual Property Rights of any third party in any way. RJV has not received notice and is not aware of any of its Intellectual Property Rights being infringed upon or appropriated by third parties.

8. CONDUCT PENDING THE CLOSING.

RJV, BIO-KIN and the BIO-KIN Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

8.1 No change will be made in the charter documents, by-laws, or other corporate documents of RJV or BIO-KIN unless the party making any such change notifies the other in writing.
8.2 No BIO-KIN Shareholder will transfer, assign, hypothecate, lien, or otherwise dispose or encumber the BIO-KIN shares of common stock owned by him.
8.3 Each of R~V and BIO-KIN shall not (a) declare or pay any dividends or declare or make any other distributions of any kind to its shareholders, or make any direct or indirect redemption, retirement, purchase or other acquisition of any of its respective shares; (b) incur any indebtedness for borrowed money; (c) reduce its cash or short-term investments or their equivalent, other than to meet cash needs arising in the ordinary course of business, consistent with past practices; (d) waive any material right under any material contract or other agreement of the type required to be disclosed; (e) make any change in its accounting methods or practices or made any change in depreciation or amortization policies or rates adopted by it;
(f) materially change any of its business policies, including, without limitation, advertising, investment, marketing, pricing, purchasing, production, personnel, sales, returns, budget or product acquisition policies; (g) make any loan or advance to any of its shareholders, officers, directors, employees, consultants, agents or other representatives, or make any other loan or advance otherwise than in the ordinary course of business;
(h) except for inventory or equipment in the ordinary course of business, sell, abandon or make any other disposition of any of its properties or make any acquisition of all or any part of the properties, share capital or business of any other person; (i) pay, directly or indirectly, any of its material liabilities before the same becomes due in accordance with its terms or otherwise than in the ordinary course of business; (j) terminate or fail to renew, or receive any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to its condition, financial or otherwise; (k) amend its Memorandum and Articles of Association (or other constitutional documents) or merge with or into or consolidate with any other person, subdivide or in any way reclassify any shares of its share capital or change or agree to change in any manner the rights of its outstanding share capital or the character of its business; or (1) engage in any other material transaction other than in the ordinary course of business.

9. CONDITIONS PRECEDENT TO OBLIGATION OF BIO-KIN AND THE SHAREHOLDERS.

BIO-KIN's and the BIO-KIN Shareholders' obligation to consummate this exchange shall be Subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by BIO-KIN or the Shareholders as appropriate:
9.1 RJV's Representations and Warranties. The representations and warranties of RJV set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.
9.2 RJV's Covenants. RJV shall have performed all covenants required to be performed by it on or before the Closing by this Agreement.
9.3 Board of Director Approval. This Agreement shall have been approved by the board of directors of RJV.
9.4 Regulatory Approvals. RJV shall have received all Federal and state regulatory approvals required of them to complete the transactions contemplated by this Agreement.
9.5 Supporting Documents of R~V. RJV shall have delivered to BIO-KIN and the Shareholder(s) supporting documents in form and substance reasonably satisfactory to BIO-KIN and the Shareholder(s), to the effect that: (a) RJV is a corporation duly organized, validly existing, and in good standing; (b) RJV's authorized capital stock is as set forth herein; (c) Certified copies of the resolutions of the board of directors of RJV authorizing the execution of this Agreement and the consummation hereof; (d) Secretary1s certificate of incumbency of the officers and directors of RJV; (e) RJV's unaudited financial statement to close of most recent fiscal quarter; and (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.
9.6 Shareholder Approval of Merger, Directors, Other. This Acquisition Agreement and Plan of Reorganization, including the election of the new Directors and Officers designated in paragraph 3.5 and approval of the prohibition against (1) a reverse-split of shares discussed in paragraph 3.6 and (2) registration of shares for public sale for a period of one year, shall have been approved and adopted by the affirmative vote of a majority of the outstanding shares of RJV Common Shares entitled to vote thereon based on a properly prepared proxy statement
9.7 Resignation Officers and Directors/Cancel Shares. The officers and directors of RJV shall have resigned any and all their positions as officers, directors, and employees of RJV and signed an agreement, acceptable to the BIO-KIN, canceling all but 20,000 of the RJV shares, in aggregate, held by such officers and directors.
9.8 Shareholder Approval of Name Change. A majority of the Shareholders of RJV will have elected to change the name of RJV to Bio Kinetix Research, Inc.

10 CONDITIONS PRECEDENT TO OBLIGATION OF RJV.

RJV's obligation to consummate this merger shall be Subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by RJV:

10.1 BIO-KIN's and the Shareholder's Representations and Warranties. The representations and warranties of BIO-KIN and the Shareholder set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.
10.2 BIO-KIN's and the Shareholder's Covenants. BIO-KIN and the Shareholder shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.
10.3 Board of Director Approval. This Agreement shall have been approved by the board of directors of BIO-KIN
10.4 Shareholder Execution. Exhibit I, BIO-KIN Shareholder Approval and Investor Qualification, substantially in the form attached hereto and incorporated herein by this reference shall have been executed by each and every shareholder of BIO-KIN.
10.5 Supporting Documents of BIO-KIN. BIO-KIN shall have delivered to RJV supporting documents in form and substance reasonably satisfactory to RJV to the effect that: (a) BIO-KIN is a corporation duly organized, validly existing, and in good standing; (b) BIO-KIN's capital stock is as set forth herein; (c) Certified copies of the resolutions of the board of directors of BIO-KIN authorizing the execution of this Agreement and the consummation hereof; (d) Secretary's certificate of incumbency of the officers and directors of BIO-KIN; (e) All financial statements of BIO-KIN from its inception to and including the close of the most recent fiscal quarter, including audited financial statements if available; and (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.
10.6 Regulatory Approvals. BIO-KIN shall have received all Federal and state regulatory approvals required of them to complete the transactions contemplated by this Agreement.
10.7 Agreement Acknowledging Shares. BIO-KIN shall have signed an agreement acknowledging the cancellation of all but 20,000 of the RJV shares held, in aggregate, by the current RJV Officers and Directors and the anticipated lapse of "restrictions" on these shares under Rule 144.
10.8 Conversion/Payment of All Management Loans to BIO-KIN. Prior to the Closing, any and all loans made to BIO-KIN by BIO-KIN management will be paid in full or converted to shares of BIO-KIN, which shares, if any, shall be exchanged as BIO-KIN Shares under this Agreement and included in Exhibit A hereto. BIO-KIN shall supply evidence to this effect under section 10.5 above.

11 INDEMNIFICATION.

11.1 Indemnification of RJV. BIO-KIN agrees to indemnify RJV against any loss, damage, or expense (including reasonable attorney fees) suffered by RJV from (1) any breach by BIO-KIN or the Shareholder of this Agreement or (2) any inaccuracy in or breach of any of the representations, warranties, or covenants by BIO-KIN or the BIO-KIN Shareholders herein; provided, however, that (a) RJV shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages, and expenses (including reasonable attorney fees) exceeding $5,000 in the aggregate and
(b) RJV shall give notice of any claims hereunder within twelve months beginning on the date of the Closing. No loss, damage, or expense shall be deemed to have been sustained by RJV to the extent of insurance proceeds paid to, or tax benefits realizable by, RJV as a result of the event giving rise to such right to indemnification.
11.2 Indemnification of BIO-KIN and the BIO-KIN Shareholders. RJV agrees to indemnify BIO-KIN and the BIO-KIN Shareholders against any loss, damage, or expense (including reasonable attorney fees) suffered by BIO-KIN or by any BIO-KIN Shareholder from (1) any breach by RJV of this Agreement or (2) any inaccuracy in or breach of any of RJV's representations, warranties, or covenants herein.
11.3 Defense of Claims. Upon obtaining knowledge thereof, the indemnified party shall promptly notify the indemnifying party of any claim that has given or could give rise to a right of indemnification under this Agreement. If the right of indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. As long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

12 TERMINATION.

This Agreement may be terminated: (1) by mutual consent in writing; or (2) by BIO-KIN, the BIO-KIN Shareholder or RJV if there has been a material misrepresentation or material breach of any warranty or covenant by any other party.

13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

Subject to Paragraph 11 hereof, the representations and warranties of BIO-KIN, the BIO-KIN Shareholders and RJV set out herein shall survive the Closing.

14 ARBITRATION SCOPE.

The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association. SITUS. The situs of arbitration shall be chosen by the party against whom arbitration is sought, provided only that arbitration shall be held at a place in the reasonable vicinity of such party's place of business or primary residence and shall be within the United States. The situs of counterclaims will be the same as the situs of the original arbitration. Any disputes concerning situs will be decided by the American Arbitration Association. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Nevada, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters that are the Subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law. The prevailing party in any such arbitration shall be entitled to the payment by the losing party of its reasonable costs and attorneys' fees. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

15 GENERAL PROVISIONS.

15.1 Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.
15.2 Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
15.3 Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.
15.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows: If to RJV, to: Edward Velton, 10655 NE 4th Street, Suite 300, Bellevue, WA 98004. If to BIO-KIN, to Dr. John Todd, Bio Kinetix Research, Inc., Suite 1500-885 West Georgia Street, Vancouver, BC V6C 3E8.
15.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.
15.6 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.
15.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.
15.8 Entire Agreement. This Agreement (including its Exhibits) constitutes the entire agreement between the parties with respect to the subject matter and supersedes all previous agreements, whether oral or written, and this Agreement can only be changed or modified by written agreement of the parties.
15.9 Effective Date. The effective date of this Agreement shall be January 1, 2003.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the effective date stated above.

RJV                                      BIO-KIN
---                                      -------
By /s/Edward Velton                      By: /s/John Todd
-------------------                      ----------------
Edward Velton, President                 John Todd, President

BIO-KIN Shareholders:
---------------------
/s/ BioCurex Inc.                        /s/ Dr. John Todd
----------------------                   -----------------
BioCurex Inc.                            Dr. John Todd

/s/ Innexus Corp.                        /s/ Susan Minchin
-----------------                        -----------------
Innexus Corp.                            Susan Minchin

/s/ Beglend Corp. SA                     /s/ Linda Young
--------------------                     ---------------
Beglend Corp. SA                         Linda Young


List of Exhibits:

A. List of BIO-KIN Shareholders, BIO-KIN Common Shares owned, and RJV Common Shares to be Exchanged
B. List of all Material Contracts of BIO-KIN
C. List of all Material Liabilities of BIO-KIN
D. List of Material Contracts of RJV
E. List of Material Suppliers and Customers of RJV
F. List of Insurance Held by RJV
G. List of Key Management and Employees of RJV
H. List of Intangible Property Owned by RJV
I. BIO-KIN Shareholder Approval and Investor Qualification
J. List of Post-Acquisition, Surviving Entity Shareholdings of Officers an Directors, Shareholders holding more than 5% of issued and outstanding shares, and Key Management Employees.

                                     EXHIBIT B
                                     ---------

                           GLOSSARY OF TECHNICAL TERMS

Antibodies - Natural protein molecules that are able to target and bind to other molecules, cells, viruses and bacteria and in certain cases kill or eliminate the target entity.

Antigen - A molecule, cell, virus, bacteria or other target of an immunogenic response which is recognized and bound by an antibody.

Biologic - Any naturally occurring or synthetically derived analogue of a naturally occurring virus, therapeutic, serum, toxin, antitoxin, or analogous product applied to the prevention, treatment or cure of diseases or injuries. It is often used in the biotechnology industry to refer to peptides and proteins produced from cell lines.

BLA - "Biologic License Application" - a license application which, when approved by the FDA, allows for the manufacture and sale of a biologic drug.

Chemotherapy - Treatment using chemical drugs

CIP - "Continuation-in-part" patent filing disclosing additional claims or other material pertinent to an existing patent or patent application.

FDA - "Food and Drug Administration" - the U.S. government agency which regulates the manufacture, use and sale of human drugs and diagnostic products in the United States.

Genetically-engineered - Isolation of the genes for antibodies and proteins, their alteration and expression in microorganisms.

Immunogenic - The ability to elicit or initiate an immune response.

IND- Investigational New Drug Application.

Mammastatin- A protein that is produced by the epithelial cells which line the ducts of breast tissue. This protein functions as a tissue specific growth inhibitor of breast tissue cells when it is present in concentrations greater than 25 nanograms per ml of serum.

Monoclonal Antibody - An antibody, isolated from a single B-cell and expanded in the laboratory and having a defined specificity for a target antigen

Phase 1 clinical study - Earliest stage of human clinical trials, usually used to test a drug for maximum tolerated dose, toxicity and other safety related purposes.

Phase 2 clinical study - Patient trial usually used to assess the early effectiveness or to define a patient population that could benefit from the drug.

Phase 3 clinical study - Controlled patient trial used to assess safety and effectiveness of a drug at several independent sites in a large number of patients against a placebo or standard therapy control.

RECAF - Receptor Alpha Fetaprotein. This is a carbohydrate molecule that is located on the surface of cancer cells.

Receptor - A structure exposed on the cell surface used for signaling or transport of molecules into the cell.

Superantibodies - a new generation of engineered monoclonal antibodies that have significantly improved therapeutic potency as therapeutics and increased sensitivity as diagnostics.

Therapeutic (noun) - A medicine for treating disease.

Therapeutic (adjective) - Capable of treating disease.

Toxicity - The quality of being poisonous or harmful.

                               EXHIBIT C
                               ---------

                         BEGLEND CORPORATION S.A.

                        Misiones 1372, Office 602
                        1000 Montevideo, Uruguay

                                                 Date: November 22, 2002

BIOCUREX INC.
215-7080 River Road,
Richmond, BC V6V 6X5
Fax: (866)437-2277
Attention: Dr. Ricardo Moro

Dear Sirs:

Re: License - SAT Therapeutic Rights for RECAF

We are writing to formalize certain proposed transactions relating to a License for the "SuperAntibody" ("SAT") rights to monoclonal antibodies targeted to the RECAF receptor as arise from previous discussions between Beglend Corporaton ("Beglend") and its Research and Development entity, BioKinetix Inc. and BioCurex Inc. ("BioCurex").

Upon acceptance, this letter shall supercede and replace any previous understandings, proposals or discussions between the Parties (which shall thereby be extinguished) and shall constitute the agreement among the undersigned with respect to the licensing by BioCurex of all of the intellectual property rights pertaining to the RECAF receptor currently held by Biocurex, including any of its rights in or to the Patent Rights and other Intellectual Property Rights set out in Schedule "B" hereto (the "Licensed Technology") only to be used in conjunction with SuperAntibody Technology in consideration for the payment of the sum of $60,000, all on the following terms and conditions:

1. Definitions

Any terms used herein and not otherwise expressly defined shall have the meanings set out in the attached Schedule "A".

2. Grant of License

In consideration of payment of the sum of $6O,000 by Beglend to BioCurex, on or before 90 days from the signature of this agreement, Biocurex hereby grants to Beglend Corporation an exclusive world-wide license (the "License") to use the Licensed Technology on and subject to the terms and conditions set out herein.

Beglend has agreed to assign its rights under this and the InNexus Agreement to BioKinetix Research Inc. with the understanding that BioKinetix will conduct research and development to produce a series of super antibodies expressed against the RECAF molecules,


3. Terms of License

This License shall be subject to the following terms and conditions:

(a) The Licensee shall have an exclusive world-wide license to use the Licensed Technology in any human or humanized forms, including genetically engineered or fully human antibodies in conjunction with SAT;

(b) The License shall commence upon and be effective as of the receipt of $60,000, on or before 90 days from the signature of this agreement (the "Effective Date");


(c) Payment to Biocurex by Beglend, directly or by a third party introduced by Beglend, shall constitute fulfillment in all or part of this License Agreement's Payment Terms;

(d) Beglend will retain, for a period of 180 days, the right to buy or arrange for the investment in BioCurex of a total $1,000,000 U.S.D in terms to be agreed upon by Biocurex Inc. Biocurex will retain the right to cancel this clause should it decide to accept an alternative offer from another party requiring exclusive rights for financing the company;

(e) in addition to 3(b), the Licensee or its contractors shall, in order to maintain this License in good standing, have documented expenses, relevant to the Licensed Technology, of $50,000, the second and $100,000 the 3rd year from the anniversary date;

(f) All costs related to patents emerging from this agreement on the combination of anti-RECAF super antibodies, will be the responsibility of Beglend;

(g) The Licensee shall be required to pay royalties, as and when provided under a formal License Agreement, to BioCurex at the rate of 5% for a Therapeutic Licensed Product based upon monoclonal antibody to RECAF that fulfils the criteria described under the "Licensed Antibody" definition in Schedule A. In addition to the royalty the Licensee will issue 6O0,000 shares of Bio Kinetix Research Inc. which will be freely exchangeable to RJVN upon completion of the merger agreement between BioKinetix and RJVN. Further, BioCurex will have the right to appoint one member to the Board of BioKinetix/RJVN;

(h) The Licensee shall provide BioCurex or its designee with such reports and other information with respect to its use of the Licensed Technology as well as all documents related to sublicensing, sales or technology transfer agreements related to RECAF technology;

(h) BioCurex shall, as soon as practicable after the Effective Date, deliver to the Licensee all documents, biological materials and information pertaining to the Licensed Technology as the Licensee may reasonably require;

(i) BioCurex shall do all things necessary to keep the Intellectual Property, in Schedule B, in good standing and shall promptly advise the Licensee of any breach or pending breach in its obligations thereunder (a "Breach") and shall provide copies of any written communication respecting the intellectual Property which allege any such existing, pending or threatened Breach, provided that the Licensee may take such steps as it considers reasonably necessary to cure any such existing Breach or to avoid the occurrence of a pending or threatened Breach due to the action or inaction of BioCurex. In the event of bankruptcy, insolvency, appointment of a receiver by BioCurex or similar action which would threaten the Assignment of this License, BioCurex shall be deemed to have assigned all of the rights or pending rights under this Agreement immediately prior to such action without tile payment of any additional consideration or without the need for any further action of the parties and the Licensee shall be authorized, for on behalf of BioCurex, to maintain the Intellectual Property in good standing;

(j) After the Payment of $60,000 and completion of this Agreement, Beglend shall have the right to fund further development of monoclonal antibodies to RECAF. Such further development, if possible, will be carried out in laboratories appointed by Biocurex and will be funded through a Research and Development Contract to be negotiated between the Parties and to be based upon reasonable costs and overhead associated with early stage research and development During the course of this Research, Improvements may be in the underlying RECAF technology or new antibodies developed with superior therapeutic properties., It is the responsibility of the Party, responsible for the Improvement to notify the other party of such improvements. BioCurex shall retain all rights to such Improvements as pertains to Diagnostic uses and rights required for therapeutic uses with SAT technology shall accrue to Beglend. Should BioCurex find new antibodies that all parties deem as superior for use in conjunction with SAT as defined in this agreement, then BioCurex will have the choice to include them into this agreement or refrain from using them in any shape or form related to SAT, while retaining the right to use them in other diagnostic as well as therapeutic applications related to SAT. Should BioCurex choose to use them for SAT, the new antibodies will be incorporated into this agreement without any further consideration than the one specified in this agreement unless the funds required to produce them exceeded the prepaid stun of $60,000. In such case, Beglend will compensate Biocurex for the difference;

(k) Should BioCurex deliver antibodies that are considered as adequate for use with SAT by the other Parties using less than the advanced $60,000, BioCurex will retain the unused funds as a performance bonus and use them as it solely deems adequate;

(k) Any new inventions discoveries or intellectual property owned, purchased or acquired by Licensee or made or developed by the Licensee's employees or those of its Affiliates or subsequent to the execution of this Agreement which are not deemed Improvements or which are patentably distinct from the Patent Rights, including, without limitation, any new chemical entities derived through use of the intellectual Property Rights and SAT ("Licensee's New Intellectual Property") shall not form part of BioCurex's Intellectual Property, and shall be the sole and exclusive property of The Licensee; and

(l) Unless previously terminated in accordance with sections 6.1 or 6.2, this Agreement and this License granted hereunder shall continue in full force until the date of the last to expire of the Patent Rights or the expiration of any other rights with respect to this License or until superceded by a formal License Agreement or by the terms defined under 6) Termination.

4. Representations And Warranties

4.1 BioCurex hereby represents, warrants and covenants as follows:

(a) Note: This Section was struck and eliminated by agreement of the parties.

(b) the Intellectual Property Rights set out in Schedule "B" is a complete list, as of the Effective Date, of all intellectual Property Rights pertaining to the Licensed Technology which are owned or controlled by BioCurex (together with a complete description of any material limitations, rights of third parties, restrictions on use or ownership by BioCurex, or encumbrances on such rights) and all other intellectual property including any Patent Rights, license rights or trade marks, materials, property or assets which form part of the Licensed Technology or which are necessary or desirable for the development and commercial exploitation of the Licensed Technology and are in BioCurex's possession and control;

(c) Note: This Section was struck and eliminated by agreement of the parties

(d) Biocurex is not now in default of any of its obligations for retention of its Intellectual Property or any circumstances exist which, to the knowledge of BioCurex, may result in any such default and, without limiting the generality of the foregoing, the execution, delivery and performance by BioCurex of this Agreement;

(e) The Intellectual Property Rights included in the Licensed Technology are validly and beneficially owned by BioCurex or the person specified in Schedule "B" free and clear of all Liens, charges and encumbrances whatsoever, with the sole and exclusive right to use and to license the use of the same, subject only to the limitations under this License Agreement or, where so specified in Schedule "B" under the specified terms of the Intellectual Property Agreement pursuant to which such rights are held;

(f) to the best of BioCurex's knowledge, none of the Patent Rights included as part of the Licensed Technology was fraudulently procured from the relevant governmental patent granting authority, and that each such Patent Right is, or will be, valid and enforceable;

(g) BioCurex is not a party to or threatened with any litigation action, suit or proceeding in any court or before any administrative tribunal which affects or may affect the Licensed Technology or Biocurex's ability to duly complete the transactions contemplated herein nor, to the knowledge of BioCurex after due inquiry, is any such action, suit or proceeding pending or threatened nor is there any basis therefore;

The representations, warranties, covenants and agreements by BioCurex set forth in section 4.1 or contained elsewhere in this Agreement or any certificates or other documents delivered to Beglend or the Licensee pursuant to the provisions hereof or in connection with the transactions contemplated hereby, are. except where otherwise expressly stated, true as of the date and time of execution hereof and shall be true at and as of time of execution on the Effective Date and, notwithstanding any investigations or enquiries made by Beglend or the Licensee prior to execution hereof, the representations, warranties, covenants and agreements of BioCurex shall survive the execution and delivery hereof and shall continue in full force and effect throughout the term of this License Agreement.

4.2 Beglend and the Licensee represent, warrant and covenant to BioCurex as follows:

(h) Beglend is duly incorporated and subsisting as a corporation under the laws of Uruguay and has full right, authority and capacity to enter into and fully perform this License Agreement; and

(i) The Licensee is duly incorporated and subsisting as a corporation under the laws of the jurisdiction in which it is incorporated and has full right authority and capacity to enter into and fully perform this License Agreement;

6.2 The representations, warranties, covenants and agreements by Beglend or the Licensee in section 4.3 or contained elsewhere in this Agreement or any certificates or other documents delivered to BioCurex pursuant to the provisions hereof or in connection with the transactions contemplated hereby, are, except where otherwise expressly stated, true as of the date and time of execution hereof by Beglend or the Licensee and shall be true at and as of time of execution on the Effective Date, and, notwithstanding any investigations or enquiries made by BioCurex prior to execution hereof, the representations, warranties, c0vennants and agreements of Beglend and the Licensee shall survive the execution and delivery hereof and shall continue in full force and effect throughout the term of this License Agreement.

5. Notice

Any notice or other communication between either party under this Agreement will be deemed to be properly given when in writing and delivered by hand or mailed, postage prepaid, or sent by telefax, teletype or other means of electronic communication producing a printed copy but for greater clarity, excluding communication by e-mail unless the other party acknowledges receipt of same in writing ("Electronic Communication") on any business day to the intended recipient at its address first written above or to such other address or person as the other patty may from time to time designate by notice or if sent by Electronic Communication to such telecommunication address as the respective pates may specify. Any notice delivered on a business day will be deemed conclusively to have been effectively given on the date notice was delivered. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given unless delivered by hand or sent by Electronic Communication.

6 Termination

6.1 The Licensee, in its sole discretion, may terminate this License Agreement with respect to the Patent Rights upon thirty (30) days' prior written notice to BioCurex. In this case, any funds, products, materials, patents or technical advances generated under this Agreement will remain the exclusive property of BioCurex which will be entitled to use them in any way, shape or form it might deem adequate at its sole discretion and without any consideration to be paid to the Licensee or any other party. Termination pursuant to this section 6.l shall not relieve Licensee or BioCurex of any obligation or liability arising from any act or omissions committed by either party, incurred prior to the effective date of such termination.

6.2 BioCurex may terminate this License Agreement due to the Licensee's failure to perform any material obligation herein, unless such breach shall be cured within sixty (60) calendar days following Licensee's receipt of written notice of such default from BioCurex.

6.3 Upon the termination or expiration of this License Agreement, all right, title and interest in and to any of Licensee's Improvement's and Licensee's New Intellectual Property', shall -remain with Licensee and all right, title and interest in and to any of Biocurex's Improvements and BioCurex's New Intellectual Property shall remain with BioCurex and neither party shall be required to sell, transfer, assign or otherwise convey such improvements or New Intellectual Property or any interest therein to the other party.

6.4 Should BioCurex not receive a minimum licensing fee of US$96,000 per year on monthly payments of US$8,000 starting on the 3rd anniversary of the signature of this agreement, this Agreement will be automatically terminated, with BioCurex regaining full use of the Licensed Technology without any obligation to the other parties. This clause will automatically come into effect after default of two consecutive monthly payments.

7. Assignment and Novation

7.1 Except as provided herein, this Agreement may not be assigned, in whole or in part, without the prior written consent of the other parties hereto.

7.2 Notwithstanding the foregoing, Beglend or the Licensee may assign any of its rights hereunder to a subsidiary or Affiliate of Beglend or InNexus Corporation,Ltd. and BioCurex may transfer the Licensed Technology and assign the License Agreement together with any of its rights of obligations hereunder to a. subsidiary or Affiliate of Biocurex, provided such subsidiary or Affiliate enters into and becomes bound by the License Agreement and/or this License Agreement to the same extent as if it had executed same at the time of execution by the parties hereto. Beglend and/or the Licensee may assign or transfer any rights now held by it or hereafter acquired under this License Agreement to CUSIL or a subsidiary or Affiliate of CUSIL and it is hereby acknowledged that Beglend and the Licensee will be required to do so under the terms of the RTO, as now contemplated.

8. General Provisions

8.1 Time is of the essence hereof.

8.2 Any reference to a monetary amount, "Cash", dollars or "$" (other than a specific reference to United States dollars or "US$") shall be deemed to refer to the lawful currency of the Canada (or, for greater clarity; "CDN").

8.3 The parties hereto shall execute such other documents and do such other things as may be reasonably necessary to give full effect to the transactions contemplated hereby.

8.4 This Agreement contains the entire agreement between the parties relating to the subject matter or this Agreement and supersedes any and all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties hereto and may be modified only by an instrument in writing signed by all parties hereto.

8.5 Notwithstanding anything herein to the contrary, neither party hereto shall be deemed to be in default with respect to the performance of the terms, covenants and conditions of this Agreement if the same shall be due to any strike, lockout, civil commotion, invasion, rebellion, hostilities, sabotage, governmental regulations or controls or acts of God.

8.6 This Agreement will be governed by and interpreted according to the laws of the province of British Columbia, Canada, and the parties hereby irrevocably agree to submit to the jurisdiction of the Courts thereof in connection with any disputes arising hereunder and irrevocably select Vancouver, British Columbia as the proper venue for any such disputes.

8.7 The waiver by any parry a breach of any provisions of this Agreement by the other party to this Agreement shall not operate or be construed as a waiver of any subsequent breach by that party.

8.8 This Agreement may be executed in as many counterparts as may be necessary, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

If you wish to accept the terms and conditions set out herein, please execute the enclosed copy of this letter and return same to use by no later than 4:00p.m., Vancouver time, on November 12, 2002. We hereby acknowledge and accept return of the enclosed copy of this Agreement by Electronic Communication, subject to delivery of the original of the document to us within one week of delivery of the copies sent via the Electronic Communication.

Yours truly,

/s/ John Todd
-------------
Dr. John Todd
President, BioKinetx Inc.


Acknowledged and agreed to by BioKinetix Inc., this 9th day of December 2002.

BioKinetix Inc.

by:

/s/ John Todd
-------------
Dr. John Todd


Acknowledged and agreed to by the License, Beglend Corporation, this ninth day of December, 2002

Beglend Corporation

by:

/s/ W.A. Keicher
----------------
Dr. W.A. Keicher
Authorized Signatory


Acknowledged and agreed to by BioCurex Inc., this 22nd day of November, 2002.
by:

/s/ Ricardo Moro
----------------
Dr. Ricardo Moro

  Schedule "A" to License Agreement Among BioKinetix Inc., BioCurex Inc.
                        and Beglend Corporation

1. Definitions

1 .1 Where used herein, the following terms shall have the meanings set out below:

(a) "Affiliate" means, with respect to a particular party hereto, a corporation which is a subsidiary of, is controlled by (through the majority ownership of its voting shares held by one or more persons acting jointly or in concert) or is under common control with that party, whether directly or indirectly;

(b) "Agreement" or "License Agreement" means the agreement formed by acceptance of this letter agreement;

(c) "Court" means the Supreme Court of British Columbia;

(d) "Electronic Communication" means telefax, teletype or other means of electronic communication producing a printed copy but, for greater clarity, shall not include e-mail unless the other party acknowledges receipt of same in writing;

(e) "Improvements" means, collectively, versions, releases, enhancements, modifications, alterations, updates, corrections, processes, systems, or fixes to any of the Intellectual Property Rights (including without limitation the filing of any patent, copyright, trademark, trade name, or service mark application), which are developed by or on behalf of BioCurex or Licensee for use in conjunction with the Intellectual Property Rights, in whole or in part, and any and all partial or intermediate versions thereof, and any and all derivative works thereof, and any and all know-how, trade secrets and other proprietary information thereof.

(f) "Indebtedness" means any and all advances, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities and undertakings of a person assumed, created, incurred or made, whether voluntary or involuntary, however incurred or made, whether voluntary or involuntary, however arising, whether due or not due, absolute, inchoate or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether such persons may be liable individually or jointly with others;

(g) "Intellectual Property Rights" means any right, title and interest of BioCurex, whether held directly, indirectly, whether under the SDC License Agreement or otherwise, in to or respecting the Patent Rights, together with patented or unpatented discoveries, inventions, confidential information, data, methods, procedures, results of experimentation, know-how or other tangible or intangible rights and any other intellectual property rights pertaining to the Licensed Antibody, including any improvement to or an application of the aforementioned inventions, Patent Rights, or discoveries, which are held by BioCurex or in which BioCurex has a right to acquire any interest or which held for the benefit of BioCurex as of the date of execution hereof or which maybe acquired by BioCurex prior to the Effective Date, including the Intellectual Property Rights set forth in Schedule "B";

(h) "Intellectual Property Agreements" means the SDC License Agreement and any other agreement entered into by Biocurex which may give rise to, limit or restrict or otherwise materially affect the Intellectual Property Rights, particulars of which are set forth in Schedule "B".

(i) "Letter Agreement" has the meaning set out on page 1 of this Agreement;

(j) "Lien" means any mortgage, debenture, charge, hypothecation, pledge, lien, or other security interest or encumbrance of whatever kind or nature, regardless of form and whether consensual or arising by law, statutory or otherwise, that secures the payment of any indebtedness or the performance of any obligation or creates in favour of or grants to any person any proprietary right;

(k) "Patent Rights" means collectively, the patents, including any division, continuation or continuation-in-part thereof and any patent issuing thereon, and including any reexaminations or reissues thereof; and other pending applications, and any process or component thereof falling within the scope of any claim or claims thereof applicable to the Intellectual Property Rights including the patents and patent applications set forth in Schedule "B", as may he amended from time to time in accordance with the provisions of this Agreement;

(l) "RTO" has the meaning set out on page 1 of this Agreement;

(m) "SAT" means the anti-body enhancement and modification technology platform which is the subject of US patent # 6,238,667 and other pending applications and which is commonly known as Super-antibody technology.

(n) "Licensed Antibody" means the monoclonal antibody/ies mutually agreed upon for licensing under the terms of this Agreement upon fulfillment of two criteria (a) The antibody has to recognize one or more of the bands recognized by labeled AFP on a Western blot of RECAF containing material and
(b) The antibody has to recognize a surface antigen (defined as positive labeling of the cell membrane after incubation of live cells with the antibody at 4oC).

(o) "Licensed Technology" means all of BioCurex's Intellectual Property Rights with respect to the Licensed Anntibody to be granted to the Licensee pursuant to this License Agreement;

     Schedule "B" To Letter Agreement Among BioCurex Inc., Beglend Inc. and
                                BioCurex Inc.


                             Licensed Technology


  Intellectual Property Rights (including Patent Rights) and other rights or assets pertaining to RECAF Held by BioCurex Inc.


Patent Rights


USA              08/920,654                   Allowance on
                 Div. Serial # not
                 Received yet.

Russia           2161042 Patent              Issued December 27, 2000

Finland          970990                      Pending

Canada           2,197,490                   Pending

South Korea      701773/1997                 Pending

Norway           971256                      Pending

EPO              95940906.1                  European Patent Office (all
                                             Europe (EU) Countries Pending

China            95195125.4                  Pending

Japan            HEI.8-510734                Pending

Brazil           Pl 9508959-4                Pending

Australia        714966 Patent               Granted June 4, 2000
                 (Div) 27654/00

All rights and assignee = BioCurex Inc. with the exception of Canada.

Canada is assigned to Pacific Biosciences Research Centre Inc.

                                 EXHIBIT D
                                 ---------

                     DEVELOPMENT AND LICENSE AGREEMENT

This Development and License Agreement made as of and dated for reference January 7, 2003.

BETWEEN:

INNEXUS CORPORATION, a company incorporated under the laws of Washington State arid having an office at 3405 172nd Street, Arlington (Seattle), Washington. U.S.A.

("InNexus")

BEGLEND CORPORATION S.A., a corporation incorporated under the laws of Uruguay and having and office at Misiones 1372, Office 602, 11000 Montevideo, Uruguay

("Beglend")

WITNESSES THAT WHEREAS:

A. InNexus holds the patent for the next-generation technology platform for enhancement of monoclonal antibodies known as SuperAntibody Technology - or "SAT";

B. Beglend proposes to engage in the development production and commercialization of monoclonal antibody based pharmaceuticals;

C. InNexus and Beglend desire to enter into a development and licensing arrangement for the worldwide development and marketing of certain monoclonal antibody products, modified by SAT, for human use on the terms and conditions set out herein; and

D. Beglend has arranged to assign its rights under this Agreement to Bio Kinetix, Beglend's research and development company, with a view to InNexus becoming a shareholder of Bio Kinetix and having InNexus assist Bio Kinetix in carrying on research and development work intended to result in the development, production and commercialization of monoclonal antibody based pharmaceuticals known generally as "SuperAntibodies";

NOW THEREFORE, in consideration of the premises and the mutual covenants and obligations set forth in this Agreement, the payment of $10.00 by Beglend to InNexus and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by InNexus, InNexus covenants and agrees with Beglend as follows.

1. DEFINITIONS

1.1 Where used herein:

"Affiliate" means:

(a) an organization fifty percent (50%) or more of the voting stock of which is owned arnd/or controlled directly or indirectly by a party to this Agreement;

(b) an organization which directly or indirectly owns and/or controls fifty percent (50%) or more of the voting stock of a party to this Agreement; or

(c) an organization, which is directly or indirectly under common control with a party to this Agreement through common share holdings;

"associate" means, where used to indicate a relationship with a corporation, another corporation of which the first corporation owns shares carrying more than 20% of the voting rights attached to all shares of that second corporation for the time being outstanding, and, where used to indicate a relationship with an individual, has the meaning assigned to it by the Securities Act (Alberta);

"Beglend Antibody" means any monoclonal antibody now owned by Beglend or to which Beglend currently holds or hereafter acquires rights by way of purchase, license or otherwise, or which is hereafter developed by Beglend and includes without limitation all SAT rights to those certain monoclonal antibodies targeted to the RECAF receptor held by Beglend from time to time pursuant to that certain agreement made as of November 22, 2002 between BioCurex Inc. and Beglend;

"Bio Kinetix" means Bio Kinetix Research Inc., a corporation incorporated under the laws of Alberta and having an office at 1500, 885 West Georgia Street, Vancouver, British Columbia;

"Bulk Product" means all bulk forms of the active ingredient of a Product;

"Business Day" means any day other than a Sunday, a Saturday or a day recognized by statute as a holiday in the State of Washington, the Province of British Columbia or Alberta, Uruguay or Barbados;

"Compound" means any bio-chemical compound which is produced utilizing any form of a Beglend Antibody and the Licensed Technology;

"Drug Master File" means a drug master file maintained by the FDA with respect to a prospective product for which Regulatory Approval is sought;

"Effective Date" means the date on which the License and Beglend's rights and obligations under this Agreement are assigned to Bio Kinetix,

"Electronic Communication" means telefax, teletype or other means of electronic communication producing a printed copy but, for greater clarity, shall not include e-mail unless the other party acknowledges receipt of same in writing;

"FDA" means the United States Food and Drug Administration and equivalent governmental agencies outside the United States;

"Field of Use" means the development and application of Compounds and Products for diagnostic, preventative, treatment and/or therapeutic purposes
- including without limitation such applications as blood serum assays and other diagnosis screening and detection processes;

"Finished Product" means all finished, packaged final dosage units of Product;

"GAAP" means generally accepted United States accounting principles consistently applied

"Immunoconjugates" means any joining of a monoclonal antibody, including those created will the use of hetero-bifunctional crosslinking agents or through genetic engineering of fusion proteins, with a protein or organic compound intended for inhibiting a metabolic process within targeted cells;

"Information' means any and all secret or proprietary materials, trade secrets or other information related to developing, making, having made, using, offering for sale, selling or importing Product (including, without limitation, Technical Information and business information or objectives) which is disclosed by one party to the other party;

"Improvements" means, collectively, new versions., releases, enhancements, modifications, alterations, updates, corrections, processes, systems or fixes to any of the InNexus Intellectual Property Rights (including without limitation the filing of any patent, copyright, trademark: trade name, or service mark application), which are developed by or on behalf of InNexus or a sublicensee for use in conjunction with the InNexus Intellectual Property Rights, in whole or in part, and any and all partial or intermediate versions thereof, and any and all derivative works thereof, and any and all related know-how, show-how, trade secrets and other proprietary, information, and "Improvement" means any one of them;

"Indebtedness" means any and all advances, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities and undertakings of a person, individually or jointly with others, whether voluntary or involuntary, however incurred, made or arising, whether due or accruing due, absolute inchoate or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied;

"InNexus Intellectual Property Rights" means any and all of InNexus current and future patented, patentable and non-patentable intellectual property (including without limitation the subject matter of the InNexus Patents and that certain InNexus document entitled "SuperAntibody Technology Platform"), trade secrets, proprietary information, formulae, specifications, designs, regulatory filings and registrations, processes (including without limitation diagnosis, screening and detection measures, systems, processes and techniques) procedures, codes technical data. (including test results) and materials, knowledge. know-how (including InNexus Know-how), show-how and techniques relating to the subject matter of the InNexus Patents or otherwise relating to InNexus' SAT technology platform (as developed by InNexus in part alone and in part jointly with others), and any and all improvements variations, updates, upgrades, modifications and enhancements thereto now or in the future, and whether in written and electronic format;

"InNexus Know-how" means all know-how (including Technical Information) owned by or licensed (with the right to grant sublicenses) to InNexus at any time during the Tern of this Agreement and relating to making, having made, using, offering for sale, selling and importing of any Compound or Product;

"InNexus Patents" means:

(a) all Patents (including any patent applications and provisional applications) owned by or licensed (with the right to grant sublicenses) to InNexus as of the Effective Date (including without limitation United Stares patents numbered 5,596,081, 5,693,764, 5,800,991 and 6,238,667, and all
filings related to "Fusion Proteins with Constrained Peptides" and "Novel, Bi-specific-like Conjugates Optimized for In Vivo Targeting", "Method of affinity cross-linking biologically active immunogenic peptides to antibodies", Fusion Proteins of Biologically Active Peptides and Antibodies" and "Therapeutic Application of Dimerizing Non-Covalent Antibodies", and other patents and patent rights set out in Appendix A) and any division, continuation or continuation-in-part thereof, any patent issuing thereon and any re-examinations or re-issues thereof, and other pending applications, and any process or component thereof falling within the scope of any claim or claims thereof applicable to InNexus' SAT technology platform; and

(b) all Patents acquired by or licensed to InNexus after the Effective Date and related to InNexus' SAT technology platform;

"Joint Invention" means any invention (whether or not patentable) resulting from-activities arising under this Agreement and which constitutes an Improvement which is (a) conceived and reduced to practice by both parties during the Term of this Agreement or (1)) conceived by both patties during the Term of this Agreement and reduced to practice, by either or both parties, during or within 24 months of the expiration or termination of this Agreement, but specifically excludes all Compounds and Products;

"Joint Patents" means all Patents claiming Joint Inventions, and all Patents claimed by Beglend or InNexus which relate to Joint Inventions, the practice of which would infringe a valid claim of an InNexus Patent;

"Launch of Product" means the first dale upon which a Product is shipped commercially by Beglend to an arm's length third party in a country for valuable consideration which is actually received, after formal marketing approval in that country, including any, required price approval, has been granted from the relevant authority in that country for that Product:

"License" means the rights and license granted to Beglend under section 2 1 hereof;

"Licensed Technology" means the InNexus Intellectual Property Rights, the InNexus Patents, InNexus' rights in and under any Joint Patents, all rights held by InNexus under license if InNexus has the right to sublicense such rights and all other proprietary information and intellectual property of InNexus related to SAT;

"Lien" means any mortgage, debenture, charge, hypothecation, pledge, lien, or other security interest or encumbrance of whatever kind or nature, regardless of form and whether consensual or arising by law, statutory or otherwise that secures the payment of any Indebtedness or the performance of any obligation or creates in favour of or grants to any person any proprietary right;

"Net Sales Revenue" means all revenue (without duplication) received by Beglend and its Affiliates:

(i) from sales of Products by Beglend and its Affiliates; and

(ii) from Beglend's sub-licensees in the form of royalties received from such Affiliates and sub-licensees in respect of their sales of Compounds and Products, and from such Affiliates and sub-licensees in the form of license or sublicense fees, milestone payments and the like insofar as they relate to Compounds and Products;

in each case after deduction of all costs directly related to any licensing or sub-licensing transaction, as well as sales taxes, value added taxes, customs and excise taxes and duties payable and actually paid by Beglend and its Affiliates in connection with such sales (without reimbursement from customers), and after deduction of any collection costs and any bona fide cash or trade discounts, volume (quantity) discounts, rebates, allowances or refunds paid, given or made by Beglend and its Affiliates in connection with such sales or returns, or in connection with such licenses and sub-licenses, and any shipping and handling charges actually paid by Beglend and its Affiliates, calculated in accordance with GAAP;

"Patents" means:

(a) all patents and the patent applications relating in any way to the subject matter of this Agreement;

(b) all patents arising from said applications and all patents and patent applications based upon or claiming the priority date(s) of any of the foregoing;

(c) any additions, divisions continuations, continuations-in-part, amendments, amalgamations, reissues and re-examinations of such applications or parents;

(d) any confirmation, importation and registration patents thereof or therefore; and

(e) any extensions and renewals of all such patents and patent applications in whatever legal form and by whatever legal title they are granted (e.g. supplementary protection certificates);

"Product" means any recombinant form of protein, drug, pharmaceutical formulation or other thing that contains any form of a Beglend Antibody modified by use of the Licensed Technology or that may be manufactured, produced or otherwise derived using the Licensed Technology and any form of a Beglend Antibody now or in the future, whether for research, testing, diagnostic, therapeutic and/or immunization/prevention applications or purposes, and includes Bulk Products, Semi-Finished Products and Finished Products;

"Royalty" means the royalty granted to InNexus pursuant to section 6.5;

"Regulatory Approval" means the approval, license, registration or other authorization (including price approval) of the FDA in the United States or similar regulatory authority within any other country necessary for the commercial sale of a Product in such country;

"SAT" means the antibody enhancement and modification technology platform which is the subject of US patent # 6,238,667 and other patents and pending applications and which is commonly known as InNexus' SuperAntibody Technology;

"Semi-finished Product" means all forms of the Product which are filled but not packaged;

"Technical Information" means any and all technical data, information, materials including samples of Product, chemical manufacturing data, toxicological data and pharmacological data, clinical data, medical uses, formulations, specifications, quality control testing data, and all submissions and correspondence to and from the FDA with regard to Product made by or on behalf of InNexus or its Affiliates, which is reasonably useful to enable Beglend to make, have made, use, offer for sale, sell, export or import Product or to obtain Regulatory Approval for the same;

"Term of the Agreement" means the time period set forth in Section 9.1 of this Agreement;

"Valid Claim" means a claim made in any InNexus Patent that has not been disclaimed, revoked or held invalid by a final unappealable decision of a court of competent jurisdiction, and which claim, if issued, is otherwise enforceable;

1.2 In this Agreement, except as otherwise expressly provided:

(a) "Agreement" means this agreement, including the preamble and the schedules hereto, as it may from time to time be supplemented or amended and in effect;

(b) all references in this Agreement to a designated "Section" or other subdivision or to an appendix is to the designated Section or other subdivision of, or appendix to, this Agreement;

(c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision or Schedule:

(d) the headings are for convenience only and do not form a part of this Agreement;

(e) the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limiting (whether or not non-limiting language, such as "without limitation" or "but not limited to" or words of similar import, is used with reference thereto);

(f) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in the United States;

(g) any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from tine to time, and. to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations;

(h) where any representation or warranty is made "to the knowledge of" any party, such party will not be liable for a misrepresentation or breach of warranty by reason of the fact, state of facts, or circumstances in respect of which the representation or warranty is given being untrue if such party proves:

  (i) that such party conducted a reasonable investigation so as to provide reasonable grounds for a belief that there had been no misrepresentation
or breach of warranty; and

 (ii) that fact, state of facts, or circumstances could not reasonably be expected to have been determined as a result of that reasonable investigation, irrespective of the actual investigation conducted by such party;

(i) except as otherwise provided, any dollar amount referred to in this Agreement is in the lawful currency of the United States; and

(j) any other term defined within the text of this Agreement has the meaning so ascribed.

2  GRANT OF RIGHTS

2.1 License Grant. InNexus grants Beglend, subject to the terms and conditions of this Agreement and payment of US $60,OOO pursuant to section 6.1, the sole, exclusive and perpetual right and license to use the Licensed Technology to:

(a) conduct research and development activities intended to result in the development of Products involving up to three Beglend Antibodies and SAT;

(b) develop Compounds and Products based on the foregoing research and development activities;

(c) make and have made, register, use, offer for sale, market, distribute, export, import and/or sell any of the foregoing Compounds and Products throughout the world; and

(d) sublicense the rights hereby granted in accordance with the provisions of Sections 2.2 and 2.3;

and InNexus will provide to or to the order of Beglend all Licensed Technology as may be required to permit Beglend to fully exercise the rights and license hereby granted and to obtain the full benefit therefrom.

2.2 Limitations on License Notwithstanding any other provision herein:

(a) the License shall be limited to the Field of Use;

(b) Beglend shall be entitled to use SAT to develop Compounds and Products based on up to three Beglend Antibodies, but not more than three Beglend Antibodies; and

(c) InNexus shall not be restricted in any manner from using the Licensed Technology for any use outside the Field of Use and without limiting the generality of the foregoing, shall have the right to grant license to third parties to use SAT in conjunction with other monoclonal antibodies not owned by or under license to Beglend on such terms and conditions as InNexus may consider advisable for its own exclusive right and benefit, so long as such third parties are not carrying on business in competition with Beglend.

2.3 Sublicenses. Except as otherwise provided below, Beglend shall have the right to sublicense its rights under the License to any person on and subject to the following terms and conditions:

(a) if Beglend grants a sublicense, all of the terms and conditions of this Agreement shall apply to the sublicensee to the same extent as they apply to Beglend for all purposes other than the payment of Royalties. and Beglend assumes full responsibility for the performance of all obligations so imposed on such sublicensee and will, itself; pay and account to InNexus for all payments due under this Agreement by reason of the operation of any such sublicensees;

(b) Beglend shall provide a copy of each sub-license agreement to InNexus within sixty days after execution and delivery of same;

(c) any invention discovered by a sublicensee as a result of research and development activities using SAT and which constitute an improvement to SAT shall be deemed to be held exclusively for the benefit of InNexus (and Beglend under the License) and any patent or other intellectual property right therein shall be assigned and transferred to InNexus promptly upon written demand, subject to the right of Beglend to be paid a royalty by InNexus equal to 1.5% of any revenue received by InNexus therefrom (including sales revenue received by InNexus from sales of Products by InNexus and from InNexus' Affiliates and sub-licensees in the form of royalties, license or sublicense fees, milestone payments and the like received from such Affiliates and sub-licensees), to a maximum of 150% of tile total amount of all of Beglend's research and development costs (without any additional allocation for overhead or other expenses not directly related thereto) reasonably attributable to such invention; and

(d) InNexus shall have, without the requirement for further action of the parties, an exclusive worldwide right and license to the unrestricted use of any Joint Invention (other than use of such Invention in connection with any Beglend Antibody or for the development of any Compound or Product, which use is exclusively reserved to Beglend) and, to the extent claimed or covered thereby, any Joint Patent hereafter granted which covers an improvement which is or may be competitive with SAT (a "Joint SAT Invention"), subject to its obligation to pay Beglend the royalty on revenue therefrom as set out in section 2.3(c) above, and shall execute and deliver such further agreements and instruments as may be reasonably necessary to give effect to such provisions as and when required by either party from time to time.

3  EVALUATION, RESEARCH AND DEVELOPMENT

3.1 Delivery of Conjugates: As soon as practicable after execution hereof, InNexus shall prepare Immunoconjugates based on the conjugation of SAT and the initial Beglend Antibody (i.e. the first antibody licensed to Beglend by BioCurex) (each an "SAT Conjugate") and deliver same, together with corresponding research data with respect to the criteria set out in subsection 3.2 to Beglend ("Initial Deliveries").

3.2 Acceptance of Conjugates: Beglend shall conduct such tests and examinations as it may consider reasonably necessary to determine acceptability of the Immunoconjugates in accordance with the criteria set out below and will provide written confirmation of same to InNexus ("Conjugate Acceptance") or written notice that the Immunoconjugates are not acceptable, specifying the reasons for such rejection ("Conjugate Rejection").

3.3 Evaluation. Commencing after the date of any Conjugate Acceptance, Beglend shall conduct such additional tests, examinations and research as it may deem necessary or desirable for the purpose of determining whether to proceed with further research and development with a view to developing one or more Products utilizing the Licensed Technology and assuming that Beglend determines to proceed, InNexus shall co-operate to the extent Beglend may reasonably require to carry out such research and development as Beglend considers necessary or desirable to develop one or more Compounds and/or Products and to obtain Regulatory Approval therefor in the United States, Canada and such other jurisdictions as Beglend may determine; provided that all costs of such research and development will be borne by Beglend and for greater certainty, InNexus shall not be obligated to provide services to Beglend in respect of such research and development work unless and until arrangements are made to compensate InNexus on terms satisfactory to InNexus.

3.4 Product Sales and Marketing: Upon obtaining the required Regulatory Approval for a Product, Beglend shall notify InNexus in writing of same and shall thereafter have the right to develop and implement (with such assistance and co-operation of InNexus as Beglend may reasonably require) a plan to market and sell or otherwise commercially exploit the Products (whether directly, by sub-license, joint venture or otherwise) in such manner as Beglend determines (in its sole discretion) to be commercially feasible and expedient having regard to Beglend's financial circumstances from time to time.

3.5 Additional InNexus Activities: InNexus shall, during the term hereof:

(a) provide such information, documentation and advice respecting SAT and the initial Immunoconjugates delivered under section 3.1 which are in its possession and control as may be reasonably necessary to enable Beglend to use and exploit the Licensed Technology, to evaluate the Immunoconjugates and to proceed with such research and development programs (each an "R&D Program") as Beglend determines to be necessary or desirable to develop one or more Products, to a maximum of three Products; and

(b) participate in such research and development and other activities of Begiend as Beglend may from time to time reasonably request, including provision of such of the following services as may be requested by Beglend from time to time, all on such terms and conditions and in consideration of such payments as may from time to time be agreed upon by Beglend and InNexus; provided that all costs of such research and development activities will be borne by Beglend and, for greater certainty, InNexus shall not be obligated to provide any services to Beglend in respect of such research and development work unless and until arrangements are made to compensate InNexus on terms satisfactory to InNexus:

(i) preparation of a full and comprehensive business plan which describes the research and development work contemplated hereby, analyzes and assesses the technical viability and feasibility of the proposed research and development work, and describes the technical and other risk factors related thereto, all in form and substance sufficient in all respects to address technical concerns relating to same which could reasonably be expected to be asked by technical advisors to Beglend and those persons to whom Beglend and Bio Kinetix, and their agents and representatives, now intend or may hereafter desire to make presentations to raise finds to finance the development of Beglend's business, including without limitation venture capitalists, registered representatives and securities dealers in Canada, Europe, Asia and the United Stares ("Financiers");

(ii) preparation of a comprehensive, multi-year financial plan and budget for the research and development work contemplated hereby, including without limitation a time estimates for completion of each phase or "milestone" of such work and a budget for any required equipment and any required support services from third parties, and an assessment of available government grant and loan programs, all in form and substance and in sufficient detail to address technical questions which could reasonably be expected to be asked by technical advisors to Beglend and Financiers;

(iii) preparation of a description of the types, numbers and required skills of personnel anticipated to be required by IiNexus to successfully complete the research and development work contemplated hereby, together with job descriptions for each of them and the duration of their expected service having regard to the development schedule included in the budget provided for herein;

(iv) identification of potential third party service providers having technical expertise in areas identified by Beglend from time to time as necessary or desirable for the conduct of the research and development contemplated by this Agreement, and assisting Beglend in negotiating service contracts with such service providers;

(v) identification of potential business, strategic alliance and joint venture partners, and assisting Beglend in negotiations with such persons;

(vi) liaising with current and prospective business, strategic alliance and joint venture partners and with prospective Financiers;

(vii) liaising with various governmental, regulatory and health authorities and agencies, including in particular the British Columbia Cancer Control Agency and Health Canada, and similar organizations in the United States, including the FDA, on matters relating to the subject matter of this Agreement; and

(viii) the delivery of regular progress reports to and the holding of regular meetings with designated Beglend representatives, and production of such presentations and written technical reports on the research and development work conducted by InNexus and subcontractors of Beglend, and the results thereof, in such form and detail as Beglend may reasonably require to ensure the full exploitation of the License and all licenses pursuant to which Beglend has acquired and hereafter acquires rights to Beglend Antibodies, and to ultimately develop Compounds and Products; all as may be necessary or desirable to maintain, promote, enhance and expand the business and opportunities of Beglend and in that regard InNexus will provide, subject to satisfactory arrangements being made for compensation therefore;

(ix) the services of employees or approved contractors, each of whom is duly qualified, experienced and competent or has been approved by Beglend; and

(x) sufficient of the services of Dr. A. Charles Morgan to ensure the overall quality of and results from such services-

3.6 Information Exchange. Beglend and InNexus will from time to time meet to exchange information and progress on activities covered by or reasonably pertinent to this Agreement as follows;

(a Beglend will inform InNexus of its ongoing R&D Programs and other activities hereunder including: (i) any development plans and related budgets for the development of Products hereunder; and (if) its progress in the areas of applied research and development of Products, manufacturing of SAT Immunoconjugates, the conduct of clinical trials and interactions 'with the United States FDA;

(b) InNexus will inform. Beglend of: (i) progress with licensing SAT technology to other companies and InNexus' other activities, particularly as the same directly relates to the rights granted to Beglend hereunder; and
(ii) improvements or new technology developed or licensed by InNexus that, though not covered by the License, which might be useful to Beglend in its own Product development; and

(c) the information exchanged by both parties will be governed and limited by the provisions herein respecting the use and disclosure of Information and, where required or the disclosing party considers appropriate, third party confidentiality agreements.

3.7 Due Diligence. Beglend shall use reasonable efforts consistent with prudent business practices to develop the SAT versions of the Beglend Antibody or any other Products the parties agree shall be developed hereunder and to obtain and maintain necessary governmental approval to market these Products, having regard to its financial and manpower resources from time to time; and InNexus shall use reasonable efforts consistent with prudent business practices to perform the research and development activities agreed to be performed by Beglend hereunder; provided that Beglend shall have full and final control over all aspects of all services provided by InNexus.

3.8 Participation at FDA. Beglend shall promptly forward to InNexus copies of all material correspondence with the FDA and shall promptly advise InNexus of all prospective meetings with the FDA related to Products developed by Beglend using SAT, and InNexus shall have the right to be present at and participate in any such meetings.

3.9 Title. All rights, title and interest in and to all Compounds and Products shall be wholly and solely owned by Beglend and all filings for Regulatory Approval shall be made by or on behalf of and in the name of Beglend.

3.10 Data. All data generated on account of any Development Program shall be owned by Beglend and shall not be provided by InNexus to any third party without the consent of Beglend.

3.11 Government Grants and Loans. All governmental and other grants and loans sought and obtained in connection with the License and any services provided hereunder or in respect hereof shall be sought and obtained in the name of Beglend.

4 SUPPLY AND MANUFACTURING

4.1 Access. InNexus will grant Beglend reasonable access at all reasonable times to its facilities or contractors for production of intermediates involved in the modification of monoclonal antibodies using SAT technology and will advise and instruct its staff and contractors accordingly.

4.2 Introductions. InNexus will provide assistance, information and advice as may be reasonably necessary to enable Beglend to negotiate contracts with contractors at or near the prices charged to InNexus by such contractors.

5 COMMERCIALIZATION

5.1 Due Diligence. Beglend shall use reasonable efforts consistent with prudent business practices to market and sell Products it determines to commercialize hereunder in all major countries of the world (i.e., USA, Japan Germany, France, Italy, United Kingdom, Canada and Brazil); having regard to its financial and manpower resources from time to time.

5.2 Assistance by InNexus. InNexus shall use reasonable efforts consistent with prudent business practices to assist Beglend on an "as needed" basis and at the request of Beglend, for such compensation and on such terms and conditions as the parties may reasonably agree, during the commercialization phase of each Product in the USA and Canada.

5.3 Marketing and Promotion. Beglend shall retain sole responsibility and right to make all decisions relating to the marketing and promotion of Products,

5.4 Trademarks. Beglend shall own the trade names and trademarks for all Products and Beglend shall bear the cost of obtaining and maintaining such trademarks; and InNexus shall own all trademarks pertaining to SAT and other intellectual property included in the Licensed Technology.

5.5 Use of the InNexus Name. The packaging and promotional materials for the Products marketed by Beglend and/or Beglend's sub-licensees shall identify InNexus as licensor of the InNexus Intellectual Property Rights; provided that if only one name is allowed to be in any specific item of packaging of promotional material pursuant to governmental laws or regulations, then Beglend may use its name alone on such item, without identifying InNexus as licensor.

6 CONSIDERATION

6.1 Cash Consideration: As consideration for the License and The performance of InNexus' obligations under this Agreement, Beglend will pay InNexus $60,000 (U.S. funds) within three business days next following the Effective Date; and for greater certainty, the License will not become effective until such payment is made.

6.2 Share Consideration: As additional consideration for the License and the performance of InNexus' obligations under this Agreement, upon performance by InNexus of its obligations under section 3.1 of this Agreement, Beglend will issue to InNexus, as fully-paid and non-assessable, 1,600,000 common shares without nominal or par value in the capital of Beglend (the "Beglend License Shares"); provided that if by such time Beglend has completed the contemplated assignment of the License and Beglend's rights and obligations under this Agreement to Bio Kinetix, Beglend (or Bio Kinetix, as the case may be) will have the right to substitute (or, if the Beglend License Shares have already been issued, arrange for the exchange of the Beglend License Shares for) 1,600,000 common shares without nominal or par value in the capital of Bio Kinetix (the "Bio Kinetix License Shares"), all with the intent and result that upon completion of such assignment (or share exchange) (i) the following numbers of shares of Bio Kinetix will be owned by the following persons; (ii) Bio Kinetix will have assumed all of Beglend's rights and obligations hereunder as if Bio Kinetix were the original licensee hereunder;
(iii) Beglend will have no further obligations to InNexus pursuant to this Agreement; and (iv) InNexus will not own any shares of Beglend:

     Name                 Number of Bio Kinetix Shares       Percentage
     ----                 ----------------------------       ----------
  InNexus                         1,600,000                     10.00%
  John Todd                       1,000,000                      6.25%
  Linda Young                     1,000,000                      6.25%
  Susan Minchin                   1,000,000                      6.25%
  Beglend                         9,800,000                     71.25%

and it is hereby acknowledged and agreed that:

(a) all Beglend License Shares and all Bio Kinetix License Shares will be subject to such restrictions on transfer and resale as may be prescribed by applicable laws and regulatory agencies, and will be legended accordingly;

(b) Beglend is hereby irrevocably nominated, constituted and appointed as the lawful owner of InNexus for the sole and limited purpose of doing such acts and things and executing and delivering such documents and instruments as may be required a effect any exchange of Beglend License Shares for Bio Kinetix License Shares pursuant to this section; and

(c) Beglend and/or BioKinetix shall have the right to raise money through the issue of debt and/or equity securities to arm's length third parties for valuable consideration without the consent of InNexus so long as ail of the aforementioned persons are diluted ratably; and InNexus hereby irrevocably waives any and all pre-emptive rights it might otherwise have at law or in equity respecting the issue of any such securities to a maximum aggregate issue price of US $5,000,000

6.3 Royalty. Beglend shall pay royalties to InNexus equal to 3% of Net Sales Revenue, calculated and payable as follows:

(a) any Royalty payable hereunder shall be calculated on a Product by Product basis for each jurisdiction (each a "Market Area")in which any such Product is sold;

(b) the period for which Beglend is required to pay a Royalty hereunder shall commence upon the first Launch of Product in a particular Market Area, and shall continue for the patent life of any Patents comprising the Licensed Technology or any Joint Patents which may hereafter be filed with respect to such Product or upon which such Product is based in that Market Area (the "Royalty Payment Period");

(c) the first Royalty payment shall be calculated for the broken period commencing from the date of the first Launch of Product to and including the last day of Beglend's fiscal year in which the Launch of Product took place; and any succeeding Royalty payments shall be calculated from the first day until the last day of the corresponding fiscal year; and all Royalty payments shall be payable by cheque, cash, or bank draft, to InNexus' order, and shall be paid within 180 days of the completion of Beglend's fiscal year corresponding to that payment; provided that, notwithstanding the foregoing, Beglend shall pay quarterly installments of the estimated amount of Royalty payments due for each fiscal quarter completed after the date of Launch of Product, which shall be payable within 90 days after the end of each such quarter, and shall, when calculating the amount of Royalty due for that fiscal year in accordance with sub-section 6.5(c), adjust the installment payable for the final quarter in each fiscal year to reflect Beglend's estimate of the actual amount payable, after accounting for each of the prior payments made in that fiscal year; and Beglend shall pay all royalties in the currencies in which the revenues giving rise to such payment obligation are received by Beglend unless otherwise agreed in writing between the parties;

(d) On or before 180 days following the end of each fiscal year of Beglend after the first Launch of Product, Beglend shall deliver to InNexus a statement indicating, in reasonable detail as of the last day of the immediately preceding fiscal year, the calculation of Net Sales Revenue for each Product sold in each Market Area and the aggregate of the Royalty payable with respect to each such Product and each such Market Area for such year:

(e) Beglend will maintain up to date and complete records for the production and sale of Products in each Market Area including accounts, records, statements, the amount of free Products and sample Products distributed, Product returns relating to sales and marketing of the Product, and InNexus or its agent shall have the right at all reasonable times, including for a period of 12 months following the expiration or termination of this Agreement, to inspect such accounts records and statements and make copies thereof at their own expense for the purpose of verifying the amount of Royalty payments to be made by Beglend to InNexus pursuant hereto; and InNexus shall have the right at its own expense to have such accounts audited by independent auditors once each year;

(f) Beglend shall have an audited statement prepared by its auditors (which shall be qualified certified public accountants or chartered accountants) for each year with respect to the Royalty payable to InNexus hereunder by 180 days following the end of each fiscal year, and Beglend shall forthwith deliver a copy of such statement to InNexus;

(g) All Royalty payments shall be considered full and final satisfaction of all obligations of Beglend making the same in respect thereof if such payments or the calculations in respect thereof are not disputed by InNexus within 180 days after receipt by InNexus of the audited statement referred to in subsection 6.5(f) hereof; and any disputes under this subsection shall be decided by arbitration as herein provided;

(h) for the purpose of calculating Royalties, revenue shall be deemed to have been received when it has actually been received in the form of cash or credit or by way of any measurable benefit, advantage or concession; and in the event of any partial payment, the Royalty otherwise payable shall be pro-rated accordingly; in no event will Beglend be obligated to pay Royalties more than once in respect of any revenue received by it or its associates, affiliates, licensees or sub-licensees in connection with any single transaction (i.e. no "double" Royalties); and

(i) for any product containing both a pharmaceutically active agent which causes it to be considered a Product and one or more other pharmaceutically active agents which are not Products (each a "Combination Product"), the parties shall in good faith negotiate and agree to an appropriate adjustment '0 the Net Sales Revenue to reflect the relative contribution of each Product and each other pharmaceutically active agent which is not a Product to the Combination Product; and if after good faith negotiations (not to exceed ninety (90) days in duration unless extended by mutual agreement), the parties can not agree to an appropriate adjustment, Net Sales Revenue shall be equal to Net Sales of the Combination Product multiplied by a fraction, the numerator of which is the reasonable fair market value of the Compounds contained in the Combination Product and the denominator of which is the reasonable fair market value of the pharmaceutically active agents contained in the Combination Product, as determined by arbitration.

6.4 Milestone Payments. Promptly upon initiation of a Phase 1 clinical trial in respect of any Product developed hereunder and continuing during until approval of a Biologics License Application therefore (a "BLA") Beglend shall, for each Product developed hereunder, make the following non-refundable payment(s) to InNexus within (30) days after occurrence of the event(s) set forth below:

(a) initiation of a Phase I Clinical Trial  $60,000 (Sixty Thousand Dollars);

(b) initiation of a Phase II clinical Trial or a Phase II portion of a Phase I/II Clinical Trial - $250,000 (Two Hundred and Fifty Thousand Dollars);

(c) initiation of a multi-center Phase III Clinical Trial - $500,000 (Five Hundred Thousand Dollars); and

(d) approval of a BLA - $l,000,000 (One Million Dollars).

6.5 Withholding Tax. All payments under Sections 6.2 and 6.3 shall be made in full without deduction of taxes, charges and any other duties (collectively "Taxes") that may be imposed, provided however, that Beglend shall to the extent required under the tax law of a given country, withhold such Taxes from any such sum and forthwith upon paying such sum to the given countries' tax authorities promptly furnish InNexus with the receipt thereof in respect of the same; and the parties agree to cooperate in all respects necessary to
(a) take advantage of reduced ~withholding tax rates available under any applicable tax treaties, and (b) assist InNexus to obtain, at inNexus' cost, any refunds for InNexus of amounts withheld and paid to tax authorities, at the cost of InNexus.

6.6 Third Party Payments. InNexus shall be solely responsible for all royalties and other payments that may be due or payable by it to a third party with respect to the Licensed Technology or otherwise during the Term of this Agreement, including any payments that may become due under agreements entered into subsequent to the date of this Agreement.

7 INFORMATION

7.1 Exchange. During the Term of the Agreement, the parties will, free of charge, exchange all Information in their possession and control which they are legally permitted to disclose as may be reasonably necessary for the parties to meet their obligations under this Agreement and shall do such things as may be reasonably necessary to give effect to his provision including, in particular, the following:

(a) the parties will use their best commercial efforts to establish a mechanism by which the parties will share Information under this section.

(b) InNexus shall make available to Beglend all Information respecting the Intellectual Property Rights in its possession or control which has not been previously disclosed to Beglend;

(c) without limiting the generality of the forgoing, a party shall, to the extent it is legally permitted to do so: (i) exchange all information coming into its possession or control, or its representatives' or Affiliates possession or control, relating to formulation, manufacture, improvement use and sale of Product, including any such information consisting of technical, pharmacological, preclinical, clinical, biochemical, toxicological and pharmacokinetic experimental data and results related to Product; (ii) permit a reasonable number of representatives of the other party or its Affiliates, at reasonable time and upon reasonable notice, to observe, review, make copies of, and/or discuss with the party or its Affiliate's scientists and/or clinicians supervising or conducting research related to Product, the results of studies and/or submissions to governmental agencies concerning Products, at mutually agreeable times and locations; and (iii) permit a reasonable number of representatives of the other party or its Affiliates, at reasonable time and upon reasonable notice, to observe, review, make copies of, and/or discuss wit its or its Affiliate's scientists supervising or conducting manufacture of Product or third patty scientists supervising or conducting manufacture on behalf of it, at mutually agreeable times and locations.

7.2 Confidentiality. During the Term of the Agreement and for five (5) years after termination, a receiving party shall a) treat Information provided by a disclosing party as it would treat its own information of a similar nature and take all reasonable precautions not to disclose such Information to third parties except Affiliates or actual or potential sub-licensees or sub-contractors who agree to be bound by the same terms and conditions as found in this Article 7, without the other party's prior written authorization and
b) not use such Information for any purpose other than the purpose of exercising its rights and fulfilling its obligations under this Agreement.

7.3 Exceptions to Confidentiality Provisions. The provisions of this Section
7.2 shall not apply to such information which:

(a) was known or used by the receiving patty or its Affiliates prior to its date of disclosure to the receiving party or its Affiliates by the disclosing party or its Affiliates, as evidenced by the prior written records of the receiving party or its Affiliates; or

(b) either before or after the date of the disclosure to the receiving party or its Affiliates, is lawfully disclosed to the receiving party or its Affiliates by a third party rightfully in possession of such information; or

(c) either before or after the date of the disclosure to the receiving party or Affiliates, becomes published or generally known to the public through no fault or omission on the part of the receiving party or its Affiliates, but such inapplicability applies only after such information is published or becomes generally known; or

(d) is independently developed by the receiving party or its Affiliates without reference to or reliance upon any such information of the disclosing party or its Affiliates; or

(e) is required to be disclosed by the receiving party or its Affiliates to comply with applicable laws. to defend or prosecute litigation or to comply with governmental regulations, or to make filings for Regulatory Approval in any jurisdiction; provided that the receiving party or its Affiliates provides prior written notice of such disclosure to the disclosing party or its Affiliates and, to the extent practicable, takes reasonable and lawful actions to avoid anct1or minimize the degree of such disclosure.

7.4 Remedies on Breach. Each of the parties hereby acknowledges that it understands and agrees that the other parry may suffer irreparable harm in the event that it breaches any of its obligations under Sub-section 7.2 of this Agreement and that monetary damages may be inadequate to compensate it for such a breach. Accordingly, each of the parties agrees that in the event of a breach or threatened breach by a party of any the provisions in Sub-
section 7.2, the other party, in addition to and not in limitation of any other rights, remedies or damages available to it at law or in equity, shall be entitled to an apply for an interim injunction, interlocutory injunction and permanent injunction in order to prevent or to restrain any such alleged breach by such party, or by any or all of its partners, co-venturers, employers, employees, servants, agents, representatives and any and all persons, directly or indirectly, acting for, on behalf of, or with such Party,, and the parties hereby agree that other remedies are inadequate to fully protect the rights of the party not in breach.

7.5 Publications. During the Term of the Agreement, the following restrictions shall apply with respect to disclosure by any party of Information in any publication or presentation (collectively "Publications"):

(a) a party ("Publishing party") shall provide the other party with a copy of any proposed Publication at least forty-five (45) days or less if agreed by both parties prior to submission for publication so as to provide such other party with an opportunity to recommend any changes it reasonably believes are necessary to continue to maintain the Information disclosed by the other party to the Publishing party in accordance with the requirements of this Agreement and the incorporation of such recommended changes shall not be unreasonably refused; and

(b) if such other party notifies ("Publication Notice") the Publishing party in writing within forty-five (45) days of receipt of the copy of the proposed Publication, that such Publication in its reasonable judgment (i) contains an invention, solely or jointly conceived and/or reduced to practice by the other party, for which the other party reasonably desires to obtain patent protection, or (ii) could be expected to have a material adverse effect on the commercial value of any Information disclosed by the other parry to the Publishing party, the Publishing party shall prevent such publication or delay such publication for a mutually agreeable period of time;

(c) In the case of inventions, a delay shall be for a period reasonably sufficient to permit the timely preparation and filing of a patent applications on the Invention, and in no event less than one hundred and eighty (180) days from the date of Publication Notice; and in the event the parties do not agree as to whether such Publication (i) contains an invention, solely or jointly conceived and/or reduced to practice by the other party, or (ii) could be expected to have a material adverse effect on the commercial value of any Information disclosed by the other party to the Publishing party, either party may submit the matter to arbitration generally in accordance with the procedures set forth in Article 11 of this Agreement.

7.6 Exceptions. The restrictions set forth in this Article 7 shall not prevent either party from (i) preparing, filing, prosecuting or maintaining a patent application or its resulting patents related to the making, having made, using, offering for sale, selling or importing of Product, (ii) disclosing Information provided by the Disclosing party to persons working on behalf of the Receiving party or to governmental agencies, to the extent the Receiving party reasonably believes is required or desirable to secure Regulatory Approval or any other government approval for the development, manufacture, marketing or sale of Product, or (iii) upon imminent approval or actual approval for Regulatory Approval by a governmental agency in a country of a drug application on Product, disclosing Information to the extent reasonably necessary to promote the use and sale of Product in the country.

7.7 Adverse Events. Beglend shall be responsible for reporting to the appropriate regulatory authorities all adverse events related to the use of the Products worldwide. Adverse events related to the use of the Products worldwide shall be recorded in Beglend's standard database and during the period of research into and development of Products, the parties will coordinate their efforts to assure that all adverse events are reported properly.

8 PATENTS

8.1 Ownership of Technology. Subject to Section 8.2, ownership of the InNexus Intellectual Property Rights and other intellectual property owned or controlled by InNexus shall remain vested at all times in InNexus, Ownership of Joint Patents shall be vested jointly in InNexus and Beglend, and all other intellectual property rights and other rights and work product comprised in or developed or produced pursuant to or in connection with the use of the Licensed Technology or otherwise pursuant to the provision of services by InNexus to Beglend shall vest in and be legally and beneficially owned by Beglend and InNexus, for itself and its directors, officers, employees, contractors, Affiliates and associates, hereby waives and all so-called "moral rights" of creation, invention or authorship to same and agrees, for itself and its directors, officers, employees, contractors, Affiliates and associates never to assert any claim to any "moral rights".

8.2 Patent Filing, Prosecution and Maintenance. InNexus will (i) prepare file, prosecute and maintain all InNexus Patents in such countries as may be determined by the parties (ii) consult with Beglend as to the preparing, filing, prosecuting and maintaining of such patent applications and patents, and (iii) furnish to Beglend copies of all significant documents relevant to any such preparation, filing, prosecution or maintenance; and

(a) InNexus shall furnish such documents and consult with Beglend in sufficient time before any action by InNexus is due to allow Beglend to provide comments thereon, which comments InNexus shall consider;

(b) InNexus shall bear all costs and expenses for preparing, filing, prosecuting and maintaining such patents and patent applications;

(c) Beglend shall cooperate, in all reasonable ways and at InNexus' cost, in connection with the preparing, filing, prosecuting and maintaining InNexus Patents;

(d) should InNexus decide that it does not desire to file, maintain or prosecute any InNexus Patent in one or more countries. it shall promptly advise Beglend thereof and, at the request of Beglend, InNexus shall (i) in the case of InNexus patents which are owned by InNexus, assign to Beglend its rights in and to such patent or patent application in such country or countries, or (ii) in the case of InNexus patents which are licensed, provide Beglend with such fights to prosecute and maintain such patent or patent application as may be permitted, and Beglend will thereafter file, prosecute and/or maintain the same at Beglend's own cost, to the extent that Beglend desires to do so.

8.3 Joint Patent Applications. As soon as a party concludes that it wishes to file an application to obtain a Joint Patent or a patent application claiming a Joint Invention, it shall immediately inform the other party and;

(a) the party also will provide the other party with the determination of inventors and a copy of a draft specification, if any, and the scope of claims as early as possible. Unless otherwise agreed, Beglend agrees to (1) prepare, file, prosecute and maintain such priority patent application, corresponding foreign patents, and resulting patents, (ii) consult with InNexus as to the preparing, filing, prosecuting and maintaining of such patent applications and resulting patents, and (iii) furnish InNexus with copies of all documents relevant to any such preparation, filing, prosecution or maintenance;

(b) unless agreed otherwise, the filing party shall furnish such documents and consult with the other party in sufficient time before any action by the filing party is due to allow the other party to provide comments thereon, which comments the filing party shall consider;

(c) all external costs and expenses for preparing, filing, prosecuting and maintaining such patent applications and resulting patents in the USA and Canada shall be equally shared by the parties;

(d) all external costs and expenses for preparing, filing, prosecuting and maintaining such patent applications and resulting patents in the countries other than the USA and Canada shall be borne by Beglend;

(e) each party shall bear its internal costs, and on request of the party performing the filing, the other party will cooperate, in all reasonable ways, in connection with the preparing, filing, prosecuting and maintaining of such patent applications and resulting patents; and

(f) should the filing party decide that it does not desire to file, maintain or prosecute a patent or patent application for a Joint Patent or claiming a Joint Invention in one or more countries, it shall promptly advise the other party thereof and, at the request of the other party, the filing party shall assign to the other party, its rights in and to such patent or patent application in such country or countries, and the other party will thereafter file, prosecute and/or maintain the same at the other party's own cost, to the extent that the other party desires to do so.

8.4 Infringement by Third parties. Each party shall promptly notify the other in writing of any alleged or threatened infringement of the InNexus Patent and Joint Patents, of which it becomes aware, and;

(a) InNexus shall have the right, but not the obligation, to bring, at InNexus' expense and in its sole control, an appropriate action against any person or entity infringing an InNexus Patent directly or contributorily; and if InNexus does not bring such action within ninety (90) days of notification thereof (or such sooner period of time as may be required pursuant to any applicable legislation necessary to preserve its rights in within a particular jurisdiction) to or by Beglend, Beglend shall have the right, but not the obligation, to undertake, at Beglend's expense and in its sole control, such action; and the party not bringing an action under this paragraph shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such party shall cooperate fully with the party bringing such action;

(b) with respect to third party infringement of Joint Patents, the parties shall confer and take such action, and allocate expenses and recoveries in such manner, as they may agree; and in the absence of agreement within ninety
(90) days of notification thereof, Beglend shall have the right, but not the obligation, to bring, at Beglend's expense and in its sole control, an action against any person or entity infringing a Joint Patent directly or contributorily and InNexus shall have the right to be fully informed regarding any litigation brought thereunder by Beglend, including the status of any settlement activity;

(c) notwithstanding anything herein to the contrary, should a party receive notice with respect to a Product under any applicable legislation which, if applicable to that Product, would have the effect of restricting the price, marketability, or the ability of such product to be sold on normal commercial terms notwithstanding Regulatory Approval ("Statutory Notice"), then such party shall immediately provide the other party with a copy of such Statutory Notice and (i) InNexus shall have thirty (30) days from date on which it receives or provides a copy of such Statutory Notice (or such lesser time as may be required under applicable legislation to respond to or contest the application thereof to the Product) to provide written notice to Beglend whether InNexus will bring suit at its expense within a forty-five (45) day period from the date of such Statutory Notice (or such lesser time as may be required under applicable legislation); and (ii) should such thirty (30) day period (or shorter period, where required under applicable legislation) expire without InNexus bringing suit or providing such notice of its intention to proceed, then Beglend shall be free to immediately bring suit in its name.

(d) the party which is not in control of any action brought pursuant to any of sections (a), (b) or (c) may elect to contribute fifty-percent (50%) of the costs of litigation against such third party infringer, by providing written notice to the controlling party within ninety (90) days after such action is first brought; and (i) if the non-controlling party elects to bear 50 percent (50%) of such litigation costs, it shall receive fifty percent (50%) of any damage award or settlement resulting from such action; (ii) if the non-controlling party does not elect to share such litigation costs, it shall not participate in any damage award or settlement resulting from such action;

(e) neither party shall settle a claim brought under this Section 8.4 without the consent of the other party, and (i) in the event of any recovery of monetary damages from the third party, whether such damages result from the infringement of InNexus Patents or Joint Patents, such recovery shall be allocated first to the reimbursement of any expenses incurred by the parties in the litigation under this section (including, for the purpose, a reasonable allocation of internal counsel and other expenses), and thereafter as provided in Section 8.4(d); and (ii) if the amount recovered from the third party is less than the aggregate expenses of the parties incurred in connection with such litigation, the recovery shall be shared pro rata between InNexus and Beglend in proportion to their respective expenses.

8.5 Infringement of Third Party Rights. In the event that a third party at any time provides notice to, or commences an action, suit or proceeding against a party or such party's Affiliates, sub licensees or distributors, claiming infringement of the third party's patent rights or copyrights or unauthorized use or misappropriation of its technology, based upon an assertion or claim arising out of the making, having made, using, offering for sale, selling or importing of a Product such party shall promptly notify the other party and (i) neither party may settle such claim or action without the consent of the other party; (ii) the parties shall also discuss how the expenses and any recoveries from such action should be treated: and (ii) if the parties do not reach agreement, InNexus shall make the final decision at its own discretion and expense.

9 TERM AND TERMINATION

9.1 Term. The Term of the Agreement shall commence on the Effective Date and unless sooner terminated as provided in this Article, expire on a country-by-country basis on the expiration of the applicable Royalty Payment Period, as set forth in sub-section 6.3(b).

9.2 Termination. If Beglend fails to remedy any one of the following defaults within 30 days after written notice from InNexus to remedy such default, InNexus may at its option, to be exercised reasonably and subject always to the right of arbitration on the part of Beglend terminate the License hereby granted forthwith by delivering notice in writing confirming the continuing default and giving notice of termination therefore to Beglend;

(a) if Beglend is declared insolvent by a Court of competent jurisdiction or makes an assignment for the benefit of its creditors, is declared bankrupt, makes or files a notice of intention to make a proposal or otherwise takes advantage of provisions for relief under the Companies Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or similar legislation in any jurisdiction and the proposal or application is defeated; or

(b) if any resolution is passed or order made or other steps taken for the winding up, dissolution, liquidation or other termination of the existence of Beglend and Beglend acts on such resolution; or

(c) if a receiver, receiver-manager or trustee in bankruptcy or similar officer is appointed to take charge of the affairs of Beglend and such appointment is not set aside within 90 days; or

(d) Beglend fails to pay Royalties when due and fails to pay such overdue Royalties within 30 days of receiving written notice from InNexus specifying the nature and amount of the unpaid Royalties and demanding payment.

9.3 Suspension. Beglend shall have the right to terminate this Agreement by written notice to InNexus if InNexus is in material breach of its obligations hereunder or does not provide the services to be produced by it pursuant to this Agreement or any other agreement, written or oral, substantially in accordance with the terms of this Agreement or such other agreement, or may, at Beglend's option, suspend payment of Royalties and/or service fees until such time as such breach is cured and/or such services are recommended or properly provided.

9.4 Material Breach. Termination of this Agreement shall not relieve either party of the performance of any obligations incurred or payments required to be made prior to the effective date of termination.

9.5 Survival. Notwithstanding any termination of this Agreement, the obligations of the parties with respect to audit under Section 6.5 and Information under Article 7, as well as any other provisions, which by their nature are intended to survive any such termination, shall survive and continue to be enforceable.

10 WARRANTIES AND INDEMNITIES

10.1 InNexus Warranties. InNexus hereby represents and warrants to Beglend as follows:

(a) InNexus has right, authority and capacity to enter into and fully perform this Agreement and to grant the Licenser free and clear of all Liens and rights of third parties;

(b) Schedule "A" is a complete list of the InNexus Intellectual Property Rights and all other intellectual property including any Patent Rights, license rights or trade marks, materials, property or assets which form part of the Licensed Technology or which are necessary or desirable for the development and commercial exploitation of the Licensed Technology;

(c) InNexus beneficially owns the InNexus Intellectual Property Rights, and no person, firm or corporation has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase or license from InNexus of any of the Licensed Technology which would prevent the granting of this license or limit the rights granted hereunder;

(d) the InNexus Intellectual Property Rights included in the Licensed Technology are validly and beneficially owned by InNexus or the person specified in Schedule and are free and clear of all Liens, charges and encumbrances whatsoever, with the sole and exclusive right to use and to license the use of the same, subject only to the limitations under this Agreement or, where so specified in Schedule "A" under the specified terms of the agreement pursuant to which such rights are held;

(e) to the best of InNexus' knowledge, the proposed commercial use of the Licensed Technology contemplated hereunder does not infringe upon the intellectual property, patents, trademarks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation and the use of the Patents by Beglend in accordance with this Agreement will not infringe any Patents or breach any agreements to which InNexus is a party or by which it is bound;

(f) to the best of InNexus' knowledge, none of the InNexus Patents included as part of the Licensed Technology was fraudulently procured front the relevant governmental patent granting authority;

(g) to the best of InNexus' knowledge, information and belief, the Licensed Technology is not in the public domain, there are no lawful grounds for any Patents and each InNexus Patent is, or will be valid and enforceable;

(h) InNexus is not a party to or threatened with any litigation action, suit or proceeding in any court or before any administrative tribunal which affects or may affect the Licensed Technology or InNexus' ability to duly complete the transactions contemplated herein nor, to the knowledge of InNexus after due inquiry, is any such action, suit or proceeding pending or threatened nor is there any basis therefore.

10.2 Effect of InNexus Warranties. The representations, warranties, covenants and agreements by InNexus set forth in Section 10.1 or contained elsewhere in this Agreement or any certificates or other documents delivered to Beglend pursuant to the provisions hereof or in connection with the transactions contemplated hereby, are, except where otherwise expressly stated, true as of the date and time of execution hereof and shall be true at and as of the Effective Date and, notwithstanding any investigations or inquiries made by Beglend prior to execution hereof, the representations: warranties, covenants and agreements of InNexus shall survive the execution and delivery hereof and shall continue in full force and effect throughout the term of this Agreement.

10.3 Beglend Warranties. Beglend hereby represents and warrants as follows:

(a) Beglend has full right, authority and capacity to enter into and fully perform this Agreement;

(b) All Patents and other intellectual property rights pertaining the Beglend Antibody and all other intellectual property including any Patents, license rights or trade marks; materials, property or assets which are necessary or desirable for the development and commercial exploitation of at least one Beglend Antibody in conjunction with the Licensed Technology in the manner contemplated herein are in Beglend's possession and control;

(c) Beglend beneficial]y owns or holds under license the rights to all Patents and other intellectual property rights pertaining to at least one Beglend Antibody, free and clear of all Liens, charges and encumbrances whatsoever, with the sole and exclusive right to use and to license the use of the same, subject only to such limitations as may be disclosed to in writing to InNexus, and no person, firm or corporation has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase or license from Beglend of any of such rights which would prevent the development of Products under this License or limit the rights granted hereunder;

(d) to the best of Beglend's knowledge, the proposed commercial use of Beglend Antibody in the manner contemplated hereunder does not infringe upon the names or copyrights, domestic or foreign, of any other person, firm or corporation.

(e) Beglend is not a party to or threatened with any litigation action, suit or proceeding in any court or before any administrative tribunal which affects or may affect any Beglend Antibody or Beglend's ability to duly complete the transactions contemplated herein nor, to the knowledge of Beglend after due inquiry, is any such action, suit or proceeding pending or threatened nor is there any basis therefore.

1O.4 Eflect of Beglend Warranties. The representations, warranties, covenants and agreements by Beglend set forth in section 10.3 or contained elsewhere in this Agreement or any certificates or other documents delivered to InNexus pursuant to the provisions hereof or in connection with the transactions contemplated hereby, arc, except where otherwise expressly stated, true as of the date and tiny of execution hereof and shall be true at and as of time of execution on the Effective Date and, not withstanding any investigations or enquiries made by Beglend prior to execution hereof, the representations, warranties covenants and agreements of Beglend shall survive the execution and delivery hereof and shall continue in full force and effect throughout the term of this Agreement.

1O.5 Warranties of Both Parties. Each party warrants that, as of the date it signs this Agreement, it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder; and each party warrants and represents to the other that, as of the date it signs this Agreement to the best of its knowledge, it or its Affiliates has disclosed all information in possession or control of it or its Affiliates which, in the opinion of it or its Affiliates, would be material to the other party entering into this Agreement and such information does not contain any untrue statement of material fact or omit to state a material fact.

10.6 DISCLAIMER THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY SET FORTH HEREIN. INNEXUS AND BEGLEND DISCLMM ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO EACH OF THEIR RESEARCH, DEVELOPMENT AND COMMERCIALIZATION EFFORTS HEREUNDER, INCLUDING, WITHQUT LIMITATION, WHETHER THE PRODUCTS CAN BE SUCCESSFULLY DEVELOPED OR MARKETED. THE ACCURACY, PERFORMNCE, UTILITY, RELIABILITY, TECHNOLOGICAL OR COMMERCIAL VALUE, COMPREHENSIVENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WHATSOEVER OF ANY PRODUCTS. IN NO EVENT SHALL EITHER INNEXUS OR BEGLEND TO BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

10.7 Indemnification by Beglend. Beglend agrees to defend, indemnify and hold InNexus and its directors, officers, employees and agents (the "InNexus Indemnified parties") harmless from and against any losses, costs, and damages, including reasonable costs and expenses arising out of the

10.7 Indemnification by Beglend. Beglend agrees to defend, indemnify and hold InNexus and its directors, officers, employees and agents (the "InNexus Indemnified parties") harmless from and against any losses, costs and damages, including reasonable costs and expenses arising out of the development, manufacture, use, sale or other disposition of any Product by development, manufacture, use, sale or other disposition of any Product by Beglend, its Affiliates, its sub licensees, its distributors, or representatives, except to the extent that such losses, costs and damages are due to the negligence or wrongful acts or failures to act of InNexus and;

(a) in the event of any such claim against the InNexus Indemnified parties by a third party, InNexus shall promptly notify Beglend in writing of the claim and Beglend shall undertake and shall solely manage and control, at its sole expense the defense of the claim and its settlement;

(b) the InNexus Indemnified parties shall cooperate with Beglend and may, at their option and expense, be represented in any such action or proceeding;

(c) Beglend shall not be liable for any litigation costs or expenses incurred by the InNexus Indemnified parties without Beglend's written authorization; and

(d) Beglend shall not settle any such claim against InNexus unless such settlement fully and unconditionally releases InNexus from all liability relating thereto unless InNexus otherwise agrees in writing.

10.8 Indemnification by InNexus. InNexus agrees to defend, indemnify and hold Beglend and its directors, officers, employees and agents (the "Beglend Indemnified parties") harmless from and against any losses, costs and damages, including reasonable costs and expenses arising out of the development, manufacture, use, sale or other disposition of any Product by InNexus, its Affiliates, licensees (other than Beglend), distributors, or representatives (if applicable), except to the extent that such losses, costs and damages are due to the negligence or wrongful acts or failures to act of Beglend, and

(a) in the event of any such claim against the Beglend Indemnified parties by a third party, Beglend shall promptly notify InNexus in writing of the claim and InNexus shall undertake and shall solely manage and control, at its sole expense, the defense of the claim and its settlement;

(b) the Beglend Indemnified parties shall cooperate with InNexus and may, at Their option and expense, be represented in any such action or proceeding;

(c) InNexus shall not be liable for any litigation costs or expenses incurred by the Beglend Indemnified parties without InNexus' written authorization; and

(d) InNexus shall not settle any such claim against Beglend unless such settlement fully and unconditionally releases Beglend from all liability relating thereto, unless Beglend otherwise agrees in writing.


11 DISPUTE RESOLUTION

11 1 Arbitration Procedures. The parties agree that all questions or matters in dispute with respect to any matter under this Agreement, including without limitation the accounting of moneys expended by Beglend as provided herein, or wit respect to the calculation of Royalties or amounts taken into account in the determination of Net Sales Revenue, the time and date for doing anything hereunder which cannot be resolved by good faith discussions between officers or the parties or in respect to any other dispute which the parties agree shall be settled by arbitration shall be submitted to arbitration pursuant to the following terms:

(a) any party intending to refer to any matter to arbitration shall have not less than 60 days' prior written notice of its intention to do so to the other parties together with particulars of the matter in dispute. On the expiration of such 60 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in subsection 11.1(b);

(b) The parties shall appoint a suitably qualified person acceptable to all parties acting reasonably as arbitrator or, should the parties be unable to agree on such appointment, the arbitrator shall be appointed under the provisions of the international Commercial Arbitration Act of British Columbia (the "Act"). Except as specifically otherwise provided in this Section, the arbitration herein provided for shall be conducted in accordance with such Act. The arbitrator shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this Section. After hearing any evidence and representations that the parties may submit, the arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award; and

(c) the parties agree that the award of the arbitrator shall be final and binding upon each of them.

12 MISCELLANEOUS

12.1 Disclosure of Agreement and Press Releases and Technical Information. Neither party will disclose the existence, terms or conditions of this Agreement to any third party or issue any press release relating to the existence, terms and conditions of this Agreement for any purpose without the prior written consent of the other party, except as required by law (including without limitation any regulatory agency or commission of competent jurisdiction).

12.2 Force Majeure. If either party shall be delayed, interrupted or prevented with respect to the performance of any obligation hereunder by reason of an act of God, fire, flood, war (declared or undeclared), public disaster, strike, or labor dispute, governmental enactment, rule or regulation, or any similar cause beyond such parties control, such party shall not be liable to the other therefore; and the time for performance of such obligation shall be extended for a period equal to the duration of the contingency which occasioned the delay, interruption or prevention; and within fifteen (15) days after the beginning of the force majeure, the party invoking its force majeure rights must notify the other party of this fact in accordance with Section 12.5; and the other party must also be notified of the termination of the force majeure within fifteen (15) days after such termination: and if the force majeure renders either of the required notifications impossible, notification must be given as soon as possible.

12.3 Waiver. The waiver by a party of a breach or a default of any provision of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such party.

12.4 Notices. Each notice, demand or other communication required or permitted to be given under the Agreement (in this section 12.4 only, a "Notice") shall be given in accordance with the following provisions:

(a) each Notice shall be in writing and shall be sent by prepaid registered mail addressed to the party entitled to receive the same, or delivered to such party personally or by Electronic Communication at the address or telecopier number for such party specified below:

(i)     If to Beglend:

        Beglend Corporation S.A.
        Fourteenth Floor, Commerce Building, Box 41
        400 Burrard Street
        Vancouver, B.C.
        Canada, V6C 3G2
        Telecopier No.:

        with a copy to:

        Holmes & King
        Barristers & Solicitors
        1300 - lll1 West Georgia Street
        Vancouver, B.C.  V6E 4M3

        Attention: Terrence E. King
        Telecopier No.: (604)681-1307

(ii)    If to InNexus:

        InNexus Corporation
        3405 172nd Street, #196
        Arlington (Seattle), Washington
        USA  98223

        Attn: Dr. A. Charles Morgan
        Telecopier No.: (425) 696-0068

        with a copy to:

        Leschert & Company Law Corporation
        Barristers and Solicitors
        500 - 999 West Hastings Street
        Vancouver, British Columbia V6C 2W2

         Attention: Allen D. Leschert
         Telecopier No.: (604) 687-0043

(b) the date of receipt of a Notice shall be the date of delivery thereof if delivered personally or by electronic Communication or, if given by registered mail as aforesaid, shall be deemed conclusively to be the 7th day after the same shall have been so mailed except in he case of interruption of services for any reason whatever, in which case the date of receipt shall be the date the Notice is actually received by the addressee; and

(c) either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which Notice shall be given to it thereafter until further change.

12.5 No Agency. Nothing herein shall be deemed to constitute either party as the agent or representative of the other party and (i) each party shall be an independent contractor, not an employee or partner of the other party; (ii) each party shall be responsible for the conduct of activities at its own facilities and for any liabilities resulting there from; and (iii) neither party shall be responsible for the acts or omissions of the other party, and neither party will have authority to speak for, represent or obligate the other party in any way without prior written authority from the other party.

12.6 Entire Agreement This Agreement (including its Appendices) constitutes the entire agreement between the parties with respect to the subject matter and supersedes all previous agreements, whether oral or written; and this Agreement can only be changed or modified by written agreement of the parties.

12.7 Captions. The captions herein are for convenience only and shall not be interpreted as having any substantive meaning.

12.8 Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the parties shall negotiate a substitute provision that, to the extent possible, accomplishes the original business purpose

12.9 Assignment. This Agreement shall be binding upon and shall inure to the benefit of successors of the parties hereto and to the assigns of all good will and entire business and assets of a party hereto, but shall otherwise not be assignable without prior written consent of the other party; provided that, not withstanding the above, without notice to InNexus, Beglend may at any time and for any reason assign all of its rights and obligations to Bio Kinetix or one of Beglend's Affiliates who agree to be bound by the terms and obligations of this Agreement; and such assignment shall be considered as effective on the date specified by Beglend in its notice, even if retroactive; and if Bio Kinetix is the assignee it shall have the continuing right to assign any or all of its rights and obligations hereunder to one or more of its Affiliates who agree to be bound by the terms and obligations of this Agreement~

12.10 Law This Agreement will be governed by and interpreted according to the laws of the province of British Columbia, Canada, and the parties hereby irrevocably agree (subject to the provisions herein with respect to arbitration of disputes) to submit to the jurisdiction of the Courts thereof in connection with any disputes arising hereunder and irrevocably select Vancouver, British Columbia as the proper venue for any such disputes.

12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.

IN WITNESS WHEREOF InNexus and Beglend have caused this Agreement to be duly executed by their authorized representatives as of the date first set forth above

SIGNED, SEALED AND DELIVERED
By BEGLEND CORPORATION S.A.
In the presence of:
                                         BEGLEND CORPORATION

/s/ Johanna Niegel                       Per: /s/ Dr. W.A. Keicher
------------------                       -------------------------
Name of Witness                              gez. Dr. W.A. Keicher

Lawyer                                   (Name of Signatory and Office Held)
----------
Occupation of Witness

Aeulestrasse 5
9490 Vadur
Liechtenstein

SIGNED, SEALED AND DELIVERED
By INNEXUS CORPORATION
In the presence of:
                                         INNEXUS CORPORATION

/s/ John Prissard                       Per: /s/ Alton C. Morgan
-----------------                       -------------------------
Name of Witness                                   Alton C. Morgan
                                                  President and CEO
V.P. Corporate Development               (Name of Signatory and Office Held)
--------------------------
Occupation of Witness

5567 Deerhorn Lane
North Vancouver, BC


Appendix "A" To License Agreement Between Beglend Corporation S.A and InNexus
                             Corporation

Intellectual Property Rights (including Patent Rights) and other rights or assets pertaining to SAT held by InNexus

Patent Rights
-------------

United States Patent                                              6,238,667
Kohler                                                         May 29, 2001

Method of cross-linking biologically
Active immunogenic peptides to antibodies


USPTO - Continuation in part                                     09/865,201
Kohler, Morgan                                              August 15, 2002

Fusion Proteins of Biologically Active
Peptides and Antibodies

USPTO - Provisional
Kohler, Morgan                                              September, 2002

Therapeutic Application of Dimerizing,
Non-Covalent Antibodies


RELEVANT INTELLECTUAL PROPERTY AGREEMENTS
-----------------------------------------

NONE


OTHER INTELLECTUAL PROPERTY RIGHTS
----------------------------------

NONE

                                 EXHIBIT E
                                 ---------

                            Nevada Corporate Code
             Chapter 92A - Mergers and Exchanges of Interest

                         RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)
NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)
NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)
NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(Added to NRS by 1995, 2087)
NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)
NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)
NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)
NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)
NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1. (Added to NRS by 1995, 2088)
NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a party:
(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or
(2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.
(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
(I) The surviving or acquiring entity; or
(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
(2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)
NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)
NRS 92A.410 Notification of stockholders regarding right of dissent.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)
NRS 92A.420 Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) Must not vote his shares in favor of the proposed action.
2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631)
NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089)
NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
1. A stockholder to whom a dissenter's notice is sent must:
(a) Demand payment;
(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
(c) Deposit his certificates, if any, in accordance with the terms of the notice.
2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730)
NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)
NRS 92A.460 Payment for shares: General requirements.
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation's registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
2. The payment must be accompanied by:
(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
(b) A statement of the subject corporation's estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter's rights to demand payment under NRS
92A.480; and
(e) A copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2090)
NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091)
NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)
NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)
NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
(Added to NRS by 1995, 2092)

                                   EXHIBIT "F"
                                   -----------
                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                                RJV NETWORK, INC.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of RJV Network, Inc., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Corporation"):

         Pursuant to the provisions of Section 78.320, the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of the Company.

         FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on December 23, 1999.

         SECOND: The following amendment to change the name of the Corporation to ProtoKinetix, Inc., was adopted by 9,375,000 shares, or 62.1%, of the 15,093,750 issued and outstanding shares of common stock entitled to approve such amendment.

         THIRD: Article First of the Articles of Incorporation of the Corporation is amended and stated in its entirety to read as follows:

         "FIRST: The name of the Company shall be ProtoKinetix, Inc."

DATED this 30th day of April, 2003.


/s/ Edward Velton
------------------------------------------
    Edward Velton, President, and Director

                               EXHIBIT "G"

                         MAJORITY WRITTEN CONSENT
                                   OF
                            THE STOCKHOLDERS
                                   OF
                            RJV NETWORK, INC.

The undersigned, being the holder of a majority of the outstanding voting stock of RJV Network, Inc., a Nevada corporation (the "Corporation"), in accordance with Section 78.320 of the Nevada Revised Statutes of the State of Nevada, do hereby consent to and adopt the following resolutions with the same force and effect as if presented to and adopted at a meeting of the stockholders:

WHEREAS, the Board of Directors has determined that it is advisable and in the best interest of the Corporation to approve the Acquisition Agreement and Plan of Reorganization dated January 1, 2003 by and among RJV Network, Inc., on the one hand, and Bio Kinetix Research, Inc. and the shareholders of Bio Kinetix Research, Inc. on the other hand, which calls for certain items to be voted upon and approved by a majority of the Corporation's shareholders and amend the Articles of Incorporation of the Corporation in order to change the Corporation's name from RJV Network, Inc. to "ProtoKinetix, Inc."

NOW, THEREFORE, BE IT RESOLVED, that I hereby:

         1. Approve the Acquisition Agreement and Plan of Reorganization dated January 1, 2003 by and among RJV, on the one hand, and Bio Kinetix Research, Inc. an Alberta corporation ("BIO KIN"), and the shareholders of BIO KIN, on the other hand (the "Acquisition Agreement") and each of the related transactions, whereby RJV will acquire, and hold as a wholly owned subsidiary, BIO KIN (the "Acquisition") on the terms and conditions set forth in the Acquisition Agreement, a copy of which is attached to this Information Statement as Exhibit A. The Acquisition Agreement calls for the issuance of one share of RJV common stock, par value $0.000013 per share in exchange for each one share of the issued and outstanding common stock, no par value, of BIO KIN;

         2. Approve the change in the name ("Name Change") of the Company to "ProtoKinetix, Inc." The name change will provide association of the post-merger company with the name of its primary business subsidiary. The Name Change will require an amendment to the Company's Articles of Incorporation;

         3. Elect Dr. John Todd, Mike Muzylowski, R. L. (Dick) Richards, and Fred Whittaker as the new directors of the Company; and

         4. Approve the covenant not to perform a reverse stock split of the Company's stock without 100% shareholder approval for a period of two years from the date of the Acquisition.

RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to take any and all such further action and to
execute   and deliver any and all such further instruments and documents and take any other steps that they deem are reasonable and appropriate to give effect to the foregoing resolutions and to pay all resulting or related expenses, including, without limitation, legal and other professional fees and expenses and filing fees, in such case as in their judgment shall be necessary and desirable, in order to fully carry out the intent and accomplish the purposes of such resolutions.

IN WITNESS WHEREOF, the undersigned, being the holder of a majority of the outstanding voting stock of the Corporation, have executed this Consent as of this 28th day of April, 2003.


By: /s/ Edward Velton
---------------------
        Edward Velton